                                               As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                               Registration No. 333-08859

                                      LOGO

                                   PROSPECTUS

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                 July 27, 2001

The annuity contract has 11 investment choices - 7 fixed account options which offer interest rates guaranteed by Anchor National for different periods of time and 4 variable investment STRATEGIES:

                                     GROWTH
                                MODERATE GROWTH
                                BALANCED GROWTH
                              CONSERVATIVE GROWTH

                  which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

                       PUTNAM INVESTMENT MANAGEMENT, INC.
                         T. ROWE PRICE ASSOCIATES, INC.
                           JANUS CAPITAL CORPORATION
                    SUNAMERICA ASSET MANAGEMENT CORPORATION
                       WELLINGTON MANAGEMENT COMPANY, LLP

You can put your money into any one or all of the STRATEGIES and/or fixed account options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 32 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended December 31, 2000, and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 are incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, Anchor National and its general account, the Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

      Anchor National Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    Investment Portfolio Expenses...........................    7
EXAMPLES....................................................    8
THE SEASONS VARIABLE ANNUITY................................    9
PURCHASING A SEASONS VARIABLE ANNUITY.......................   10
    Allocation of Purchase Payments.........................   10
    Accumulation Units......................................   10
    Free Look...............................................   11
INVESTMENT OPTIONS..........................................   11
    Variable Investment Options.............................   11
      The STRATEGIES........................................   11
      STRATEGY Rebalancing..................................   14
    Fixed Account Options...................................   14
    Market Value Adjustment.................................   15
    Transfers During the Accumulation Phase.................   15
    Dollar Cost Averaging...................................   16
    Principal Advantage Program.............................   17
    Voting Rights...........................................   17
    Substitution............................................   17
ACCESS TO YOUR MONEY........................................   18
    Systematic Withdrawal Program...........................   19
    Minimum Contract Value..................................   19
    Qualified Contract Owners...............................   19
DEATH BENEFIT...............................................   19
    Death of the Annuitant..................................   20
EXPENSES....................................................   20
    Insurance Charges.......................................   20
    Withdrawal Charges......................................   20
    Investment Charges......................................   21
    Contract Maintenance Fee................................   21
    Transfer Fee............................................   21
    Premium Tax.............................................   21
    Income Taxes............................................   22
    Reduction or Elimination of Charges and Expenses and
     Additional Amounts Credited............................   22
INCOME OPTIONS..............................................   22
    Annuity Date............................................   22
    Income Options..........................................   22
    Allocation of Income Payments...........................   23
    Fixed or Variable Income Payments.......................   23
    Income Payments.........................................   23
    Transfers During the Income Phase.......................   24
    Deferment of Payments...................................   24
TAXES.......................................................   24
    Annuity Contracts in General............................   24
    Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   24
    Tax Treatment of Distributions--Qualified Contracts.....   25
    Tax Treatment of Death Benefits.........................   25
    Minimum Distributions...................................   25
    Diversification.........................................   26
PERFORMANCE.................................................   26
OTHER INFORMATION...........................................   27
    Anchor National.........................................   27
    The Separate Account....................................   27
    The General Account.....................................   27
    Distribution of the Contract............................   27
    Administration..........................................   27
    Legal Proceedings.......................................   28
    Custodian...............................................   28
INDEPENDENT ACCOUNTANTS.....................................   28
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   29
APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
APPENDIX B--MARKET VALUE ADJUSTMENT.........................  B-1
APPENDIX C--PREMIUM TAXES...................................  C-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company, Anchor National, We, Us, the insurer which issues this policy.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust.

HIGHLIGHTS
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THE SEASONS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU AND ANCHOR NATIONAL LIFE INSURANCE COMPANY ("ANCHOR NATIONAL"). IT IS DESIGNED TO HELP YOU INVEST ON A TAX-DEFERRED BASIS AND MEET LONG-TERM FINANCIAL GOALS. THERE ARE MINIMUM PURCHASE PAYMENT AMOUNTS REQUIRED TO PURCHASE A CONTRACT. PURCHASE PAYMENTS MAY BE INVESTED IN ANY COMBINATION OF THE FOUR PRE-ALLOCATED STRATEGIES AND FIXED ACCOUNT OPTIONS. LIKE ALL DEFERRED ANNUITIES, THE CONTRACT HAS AN ACCUMULATION PHASE AND AN INCOME PHASE. DURING THE ACCUMULATION PHASE, YOU INVEST MONEY IN YOUR CONTRACT. THE INCOME PHASE BEGINS WHEN YOU START RECEIVING INCOME PAYMENTS FROM YOUR ANNUITY TO PROVIDE FOR YOUR RETIREMENT.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. Your will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A SEASONS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Strategies. There are investment charges on amounts invested in the Strategies. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawals charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

SEASONS VARIABLE ANNUITY FEE TABLES
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OWNER TRANSACTION
EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

Year 1......................................    7%
Year 2......................................    6%
Year 3......................................    6%
Year 4......................................    5%
Year 5......................................    4%
Year 6......................................    3%
Year 7......................................    2%
Year 8......................................    0%

Contract Maintenance
  Charge.................  $35 each year ($30 in
                           North Dakota)
Transfer Fee.............  No charge for first 4
                           transfers each year;
                           thereafter, the fee is
                           $25 per transfer ($10 in
                           Pennsylvania and Texas)

ANNUAL SEPARATE
ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge..........................  0.90%
Expense Risk Charge............................  0.35%
Distribution Expense Charge....................  0.15%
                                                 ----
         Total Separate Account Expenses.......  1.40%

                         INVESTMENT PORTFOLIO EXPENSES
                       FOR STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the Trust ending March 31, 2001)

                                                          MANAGEMENT     OTHER      TOTAL ANNUAL
                                                             FEE        EXPENSES      EXPENSES
------------------------------------------------------------------------------------------------
    Stock                                                    0.85%        0.10%         0.95%
    Asset Allocation: Diversified Growth                     0.85%        0.13%         0.98%
    Multi-Managed Growth                                     0.89%        0.17%         1.06%
    Multi-Managed Moderate Growth                            0.85%        0.16%         1.06%
    Multi-Managed Income/Equity                              0.81%        0.23%         1.04%
    Multi-Managed Income                                     0.77%        0.29%         1.06%
------------------------------------------------------------------------------------------------

The Investment Portfolio Expenses table set forth above identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. As explained in this prospectus, each variable investment option (STRATEGY) under this contract invests in a combination of three of these underlying portfolios. The total investment charge depending on the particular STRATEGY, will be a proportion of the investment charges of the underlying portfolio in which each STRATEGY invests. Accordingly, the actual investment portfolio expenses incurred by contract holders within a STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which each STRATEGY is invested. You can get a better understanding of the practical ramifications of this blended investment charge by looking at the next table Investment Portfolio Expenses by STRATEGY. That table sets forth an estimate of the annual investment charge you may incur as a result of the ratio of the STRATEGY(IES) investment in the underlying portfolios.

The total investment expenses for each contract owner will be based upon the STRATEGY in which they are invested. Each STRATEGY invests in different proportions of these underlying portfolios. The proportion of each portfolio in each particular STRATEGY determines the amounts of investment charge borne by each contractholder.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                   INVESTMENT PORTFOLIO EXPENSES BY STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected above as of the fiscal year end of the Trust ending March 31, 2001)

                                                          MANAGEMENT     OTHER      TOTAL ANNUAL
                                                             FEE        EXPENSES      EXPENSES
------------------------------------------------------------------------------------------------
STRATEGY
    Growth(1)                                                0.87%        0.14%         1.01%
    Moderate Growth(1)                                       0.85%        0.14%         0.99%
    Balanced Growth(1)                                       0.83%        0.18%         1.01%
    Conservative Growth(1)                                   0.80%        0.22%         1.02%
------------------------------------------------------------------------------------------------

(1)For the Growth, Moderate Growth, Balanced Growth and Conservative Growth Strategies, the adviser recouped prior year expense reimbursements that were mathematically insignificant, resulting in expense ratios before and after recoupment remaining at 1.01%, 0.99%, 1.01% and 1.02%, respectively.

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment in each STRATEGY, assuming a 5% annual return on assets, STRATEGY expenses after waiver, reimbursement or recoupment, (assuming the waiver reimbursement or recoupment will continue for the period shown if applicable and:

        (a) that you surrender the contract at the end of the stated time period;

        (b) that the contract is annuitized or not surrendered.*

                                                    TIME PERIODS
---------------------------------------------------------------------------------------
             STRATEGY                1 YEAR     3 YEARS     5 YEARS        10 YEARS
---------------------------------------------------------------------------------------
 Growth                             (a)  $95   (a)  $138   (a)  $173   (a)  $283
                                    (b)  $25   (b)  $ 78   (b)  $133   (b)  $283
 Moderate Growth                    (a)  $95   (a)  $137   (a)  $172   (a)  $281
                                    (b)  $25   (b)  $ 77   (b)  $132   (b)  $281
 Balanced Growth                    (a)  $95   (a)  $138   (a)  $173   (a)  $283
                                    (b)  $25   (b)  $ 78   (b)  $133   (b)  $283
 Conservative Growth                (a)  $95   (a)  $138   (a)  $173   (a)  $284
                                    (b)  $25   (b)  $ 78   (b)  $133   (b)  $284
----------------------------------

* We do not currently charge a withdrawal charge when you elect to begin income payments.

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account (contract level) expenses and investment portfolio expenses by STRATEGY. We converted the contract administration charge to a percentage (0.09%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from the percentage and may be waived for contract values over $50,000. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.

2. For certain investment portfolios in which the STRATEGIES invest, the adviser, SunAmerica Asset Management Corp. (SAAMCo), has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the following percentages of each investment portfolio's average net assets: Stock and Asset Allocation: Diversified Growth Portfolios: 1.21%; Multi-Managed Growth: 1.29%; Multi-Managed Moderate
   Growth: 1.21%; Multi-Managed Income/Equity: 1.14%, Multi-Managed Income:
   1.06%. SAAMCo also may voluntarily waive or reimburse additional amounts to increase an investment portfolios' investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, SAAMCo may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the investment portfolio is able to make such payment and remain in compliance with the foregoing expense limitations. To date, none of the investment portfolio expenses have exceeded the stated caps. Therefore no waiver of fees or reimbursements were implemented.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The historical accumulation unit values are contained in Appendix A--Condensed Financial Information.

THE SEASONS VARIABLE ANNUITY
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An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. The flexibility and diversification offered by this annuity can help you reach your retirement savings goals. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in STRATEGIES which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these STRATEGIES. If you allocate money to the STRATEGY(IES), the amount of money you accumulate in your contract depends on the performance of the STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS ON PAGE 11.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Seasons Variable Annuity. When you purchase a Seasons Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase. This variable annuity may not be available for sale in your state. Please check with your financial advisor regarding availability.

PURCHASING A SEASONS VARIABLE ANNUITY
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A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                               MINIMUM
                       MINIMUM INITIAL        SUBSEQUENT
                       PURCHASE PAYMENT    PURCHASE PAYMENT
                       ----------------    ----------------
Qualified                   $2,000               $500
Non-qualified               $5,000               $500

Prior Company approval is required to make Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.00.

We may refuse any Purchase Payment. In general, we will not issue a contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 90.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts and STRATEGIES according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are credited based upon the Accumulation Unit Value (AUV) next determined after receipt. SEE INVESTMENT OPTIONS PAGE 11.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units. We base the number of Annuity Units you receive on the unit value of the STRATEGY as of the day we receive your money, if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit for each STRATEGY after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular STRATEGY;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a STRATEGY by the value of the Accumulation Unit for that STRATEGY.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want your money to be invested in the Moderate Growth STRATEGY. We determine that the value of an Accumulation Unit for the Moderate Growth STRATEGY is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.252 Accumulation Units for the Moderate Growth STRATEGY.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. Unless otherwise required by state law, you will receive back the value of the money allocated to the STRATEGIES on the day we receive your request plus any Purchase Payment in the fixed account options. This value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.

Certain states (and under all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the 1-year fixed account option during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments, or (2) the value of your contract. At the end of the free look period, we reallocate your money according to your instructions.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call STRATEGIES and fixed account options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the STRATEGIES alone or in concert with the fixed account options. A mixture of your investment in the STRATEGY(IES) and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS:
THE STRATEGIES

The contract offers four multi-manager variable investment STRATEGIES, each with a different investment objective. We designed the STRATEGIES to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each STRATEGY is designed to achieve different levels of growth over time.

Each STRATEGY invests in three of the six underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the STRATEGY.

SunAmerica Asset Management Corp. ("SAAMCo"), which is affiliated with Anchor National manages Seasons Series Trust. SAAMCo engaged sub-advisers to provide investment advice for certain investment portfolios.

The underlying investment portfolios of Seasons Series Trust include the Asset
Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios"). Seasons Series Trust contains other underlying investment portfolios in addition to those listed here which are not available for investment under this contract.

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam Investment Management, Inc. The Stock Portfolio is managed by T. Rowe Price Associates, Inc. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus Capital Corporation, a balanced component managed by SAAMCo and a fixed income component managed by Wellington Management Company, LLP. The Growth STRATEGY and the Moderate Growth STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in the Multi-Managed Portfolio varies in accordance with the investment objective.

YOU SHOULD READ THE PROSPECTUS FOR SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS AND IS ATTACHED TO THIS PROSPECTUS.

Each STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each STRATEGY has a neutral asset allocation mix of stocks, bonds and cash. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each STRATEGY. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each STRATEGY; and

     - the percentage allocation in which each STRATEGY invests.


                          GROWTH                                                         BALANCED GROWTH
      GOAL: Long-term growth of capital, allocating its            GOAL: Focuses on conservation of principal by investing in a
  assets primarily to stocks. This STRATEGY may be best            more balanced weighting of stocks and bonds, with a
  suited for those with longer periods to invest.                  secondary objective of seeking a high total return. This
                                                                   STRATEGY may be best suited for those approaching retirement
  [GROWTH CHART]                                                   and with less tolerance for investment risk.
                                                                   [BALANCED GROWTH CHART]
  UNDERLYING INVESTMENT                                            UNDERLYING INVESTMENT
  PORTFOLIOS & MANAGERS                                            PORTFOLIOS & MANAGERS
  MULTI-MANAGED GROWTH PORTFOLIO                     50%           MULTI-MANAGED INCOME/EQUITY PORTFOLIO                   55%
  Managed by:                                                      Managed by:
    Janus Capital Corporation                                      Janus Capital Corporation
    SunAmerica Asset Management Corp.                              SunAmerica Asset Management Corp.
    Wellington Management Company, LLP                             Wellington Management Company, LLP
  STOCK PORTFOLIO                                    25%           STOCK PORTFOLIO                                         20%
  Managed by T. Rowe Price Associates, Inc.                        Managed by T. Rowe Price Associates, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO     25%           ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by Putnam Investment Management, Inc.                    Managed by Putnam Investment Management, Inc.


                      MODERATE GROWTH                                                   CONSERVATIVE GROWTH
      GOAL: Growth of capital through investments in               GOAL: Capital preservation while maintaining some potential
  equities, with a secondary objective of conservation of          for growth over the long term. This STRATEGY may be best
  principal by allocating more of its assets to bonds than         suited for those with lower investment risk tolerance.
  the Growth STRATEGY. This STRATEGY may be best suited for        [CONSERVATIVE GROWTH CHART]
  those nearing retirement years but still earning income.         UNDERLYING INVESTMENT
  [MODERATE GROWTH CHART]                                          PORTFOLIOS & MANAGERS
  UNDERLYING INVESTMENT
  PORTFOLIOS & MANAGERS                                            MULTI-MANAGED INCOME PORTFOLIO                          60%
                                                                   Managed by:
  MULTI-MANAGED MODERATE GROWTH PORTFOLIO            55%           Janus Capital Corporation
  Managed by:                                                      SunAmerica Asset Management Corp.
    Janus Capital Corporation                                      Wellington Management Company, LLP
    SunAmerica Asset Management Corp.
    Wellington Management Company, LLP                             STOCK PORTFOLIO                                         15%
                                                                   Managed by T. Rowe Price Associates, Inc.
  STOCK PORTFOLIO                                    20%
  Managed by T. Rowe Price Associates, Inc.                        ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO     25%           Managed by Putnam Investment Management, Inc.
  Managed by Putnam Investment Management, Inc.

STRATEGY REBALANCING

Each STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. In order to maintain the mix of investment portfolios consistent with each STRATEGY's objective, each STRATEGY within your contract will be rebalanced each quarter. On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such STRATEGY. Rebalancing a STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns. Transfers made as a result of rebalancing a STRATEGY are not counted against your four free transfers per year.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call Guarantee Periods. In Maryland and Washington only the one year fixed account option is available. The seven and ten year guarantee periods are not available in Oregon. Additionally, we guarantee the interest rate for money allocated to the six-month DCA fixed account and/or the one year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on the Dollar Cost Averaging Program on page 16 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).

There are three scenarios in which you may put money into the MVA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - CURRENT RATE: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - RENEWAL RATE: Rate credited to money transferred from a fixed account or one of the STRATEGIES into a fixed account and to money remaining in a fixed account after expiration of a guarantee period.

Each of these rates may differ from one and other. Although once declared the applicable rate is guaranteed until the guarantee period expires.

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option or to the STRATEGIES. If you want to reallocate your money to a different fixed account option or STRATEGY, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 1-year or 6-month DCA fixed account while your investment is systematically transferred to the variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an effective rate of 3%. SEE DOLLAR COST AVERAGING PAGE 16 for more information.

You may reallocate money to a fixed account option (other than the DCA fixed accounts) or to any of the STRATEGIES after the end of the Guarantee Period. However, if you do not give us different instructions within

30 days after the end of your Guarantee Period, we will keep your money in the fixed account for the same Guarantee Period you previously selected. You will receive the renewal interest rate then in effect for that Guarantee Period.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION. THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the three, five, seven or ten year fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "Market Value Adjustment"). This Market Value Adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any market value adjustment.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a rate between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer. Where the market value adjustment is positive, we add the adjustment to your withdrawal or transfer from the fixed account option.

The one year fixed account option and the DCA fixed accounts do not impose a market value adjustment. These fixed account options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see Appendix B for more information on how we calculate the Market Value Adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

Except as provided in the next sentence with respect to the DCA fixed account, you can transfer money among the STRATEGIES and the fixed account options by written request or by telephone. Although you may transfer money out of the DCA fixed accounts, you may not transfer money into the DCA fixed accounts from any STRATEGY or any fixed account option. You can make four transfers every year without incurring a transfer fee. We measure a year from the anniversary of the date we issued your contract. If you make more than four transfers in a year, there is a $25 transfer fee per transfer ($10 in Pennsylvania and Texas). Additionally, transfers out of a multi-year fixed account option may be subject to a market value adjustment.

The minimum amount you can transfer is $500 or a lesser amount if you transfer the entire balance from a STRATEGY or a fixed account option. If any money will remain in a STRATEGY or fixed account option after making a transfer, it must be at least $500. Your request for transfer must clearly state which STRATEGY(IES) and/or fixed account option(s) are involved and the amount you want to transfer. Please see the section Dollar Cost Averaging on page 16 for specific rules regarding the DCA fixed accounts.

We will accept transfers by telephone unless you specify otherwise on your contract application. We have in place procedures to provide reasonable assurance that instructions given to us by telephone are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We will also accept internet account transfers unless you specify otherwise on your contract application. We have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") Program allows you to systematically transfer a set percentage or amount from any STRATEGY or the one year fixed account option (we call these source accounts) to another STRATEGY. You can also select to transfer the entire value in a STRATEGY or the one year fixed investment option in a stated number of transfers. Transfers may be monthly or quarterly. You can change the amount or frequency at any time by notifying us in writing. The minimum transfer amount is $500, unless you use the DCA fixed accounts (see below).

When you make either your initial Purchase Payment or a subsequent Purchase Payment and want to participate in the Dollar Cost Averaging Program with that money, you may also use a DCA fixed account as a source account. You cannot transfer money from a STRATEGY or other fixed investment option into a DCA fixed account.

When the one-year DCA fixed account is used for the DCA Program, all of your money in the one-year DCA fixed account will be transferred to the STRATEGY(IES) you select in either monthly or quarterly transfers (as selected by you) by the end of the one year period for which the interest rate is guaranteed (one year from the date of your deposit). Once selected, you cannot change the frequency. When the six-month DCA fixed account is used, all of the money you allocate to the six-month DCA fixed account is transferred to the STRATEGY(IES) you select in monthly transfers by the end of the six month period for which the interest rate is guaranteed.

The minimum amount that may be allocated to a DCA fixed account is $500 and the minimum amount that may be transferred from a DCA fixed account to the STRATEGY(IES) you select is $100. Therefore, if the amount allocated to a DCA fixed account is such that the transfer amount under the frequency selected would fail to meet the $100 minimum transfer requirement, the number of transfers under the program would be reduced to comply with the minimum transfer requirement. For example, if you allocate $500 to the six-month DCA fixed account, your money will be transferred out over a period of five months.

If you want to stop participation in the Dollar Cost Averaging Program and you are using a DCA fixed account as your source account, we will either transfer your money to the STRATEGY(IES) or fixed investment option(s) you select, or, in the absence of express instructions, we will transfer your money to the one year fixed investment option which will earn interest at the rate then being offered for new Purchase Payments for a period of one year.

By allocating amounts to the STRATEGIES on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, there is no assurance that you will earn a greater profit. You are still subject to loss in a declining market. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue to invest through periods of low prices.

Transfers under this program are not counted against your four free transfers per year. In addition, any transfer to the one-year fixed investment option upon termination of this program will not be counted against your four free transfers.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Conservative Growth STRATEGY to the Growth STRATEGY over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

QUARTER    ACCUMULATION UNIT    UNITS PURCHASED
-------    -----------------    ---------------
 1              $ 7.50                100
 2              $ 5.00                150
 3              $10.00                 75
 4              $ 7.50                100
 5              $ 5.00                150
 6              $ 7.50                100

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more STRATEGY(IES) without putting the amount of your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and STRATEGY(IES). You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the STRATEGY(IES) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the STRATEGY(IES), as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when the underlying investment portfolios of the Seasons Series Trust solicit proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the STRATEGY(IES) become unavailable for investment, we may be required to substitute shares of another STRATEGY. We will seek prior approval of the SEC and give you notice before doing this.

ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS PAGE 22.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES PAGE 20.

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract we will recoup any surrender charges which would have been due at the time the free withdrawals were taken if your free withdrawal had not been free.

Generally, each contract year you may withdraw up to 10% of your Purchase Payments which are subject to a withdrawal charge free of any withdrawal charge. This is the free withdrawal amount.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are invested for less than 7 years and withdrawn will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After that free withdrawal your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,
A - (B X C) = D, where:
A = Your contract value at the time of your request for surrender ($80,000)
B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (6%) [B X C = $6,000]
D = Your full surrender value ($74,000)

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

Under most circumstances, the minimum partial withdrawals amount is $1,000. We require that the value left in any STRATEGY or fixed account be at least $500, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each STRATEGY and fixed account option in which your contract is invested.

Washington residents should consult their financial adviser for additional information.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of the free withdrawal amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES ON PAGE 24 for a more detailed explanation.

DEATH BENEFIT
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If you should die before beginning the Income Phase of your contract, we will pay a death benefit to your Beneficiary.

If you should die prior to reaching age 75 or, in the case of joint owners, if an owner should die prior to the youngest owner reaching age 75, the death benefit will be equal to the greater of:

     1. The value of your contract at the time we receive all required paperwork and satisfactory proof of death and the Beneficiary's election as to how the benefit should be paid; or

     2. Total Purchase Payments less withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until the date of death, plus any Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after the date of death.

If the contract was issued after your 75th birthday or if you should die after you reach age 75, or, in the case of joint owners, if the contract was issued after both owners' 75th birthday or if an owner dies after the youngest owner reaches age 75, the death benefit will be the greater of:

     1. The value of your contract at the time we receive all required paperwork and satisfactory proof of death and the Beneficiary's election as to how the death benefit will be paid; or

     2. Total Purchase Payments received by us before age 75 (in the case of joint owners, before the younger owner reaches age 75) less any withdrawals, applicable charges, market value adjustments and taxes, accumulated at 3% from the date your contract was issued until your 75th birthday (or, if there is a joint owner, the 75th Birthday of the youngest owner), plus any subsequent Purchase Payments received, less any withdrawals, applicable charges, market value adjustments and taxes made or charged, after your 75th birthday.

The death benefit is not paid after you switch to the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit must be paid within 5 years of the date of death, unless the Beneficiary elects to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of your death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

DEATH OF THE ANNUITANT

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually, of the value of your contract invested in the STRATEGIES. We deduct the charge daily. The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

The contract provides a Free Withdrawal Amount every year. SEE ACCESS TO YOUR MONEY PAGE 18. If you take money out in excess of the Free Withdrawal Amount, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1    2    3    4    5    6    7    8
-----------------  ---  ---  ---  ---  ---  ---  ---  ---
Withdrawal
  Charge.........  7%   6%   6%   5%   4%   3%   2%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We will not assess a withdrawal charge upon election to receive income payments from your contract.

Withdrawals made prior to age 59 1/2 may result in tax penalties (SEE TAXES PAGE
24).

INVESTMENT CHARGES

Charges are deducted from the assets of the investment portfolios underlying the STRATEGIES for the advisory and other expenses of the portfolios. THE FEE TABLES ON PAGE 6 ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE TRUST PROSPECTUS WHICH IS ATTACHED TO THIS PROSPECTUS.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We will deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit four free transfers between investment options, every contract year. We charge you $25 for each transfer over four in any one year ($10 in Pennsylvania and Texas). We deduct the transfer fee from the STRATEGY and/or fixed account option from which you request the transfer (SEE INVESTMENT OPTIONS PAGE 11).

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX C provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except to the extent discussed under Option 5, once you begin receiving income payments you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES PAGE 24.

INCOME OPTIONS

Currently, this Contract offers five standard Income Options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the guaranteed payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

ALLOCATION OF INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of your STRATEGIES.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the STRATEGIES only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount.

INCOME PAYMENTS

If you are invested in the STRATEGIES after the Annuity date, your income payments will vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the STRATEGIES on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the STRATEGIES in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the STRATEGIES after the Annuity Date, the allocation of funds between the fixed accounts and STRATEGIES also impacts the amount of your annuity payments.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

TRANSFERS DURING THE INCOME PHASE

You may transfer money among the STRATEGIES during the Income Phase. Transfers are subject to the same limitations as transfers during the Accumulation Phase. However, you may not transfer money from the fixed account into the STRATEGIES or from the STRATEGIES into the fixed accounts during the Income Phase. SEE EXPENSES PAGE 20.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income payments.

TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract. Qualified retirement investments automatically provide the deferral regardless of whether the underlying contract is an annuity.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the Federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The Federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the Federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The Federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the Federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the Federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher education expenses (as defined in Federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The Federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when you: (1) reach age 59 1/2; (2) leave your job; (3) die; (4) becomes disabled (as defined in the Federal tax code); or (5) in the case of hardship. In the case of hardship, you can only withdraw Purchase Payments.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

MINIMUM DISTRIBUTIONS

If you have a Qualified contract, generally, the IRS requires that you begin taking annual distributions by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for qualified contracts other than IRAs the calendar year in which you retire. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information. Minimum distributions are not required under a Roth IRA during your lifetime.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

DIVERSIFICATION

The Federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
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From time to time we will advertise the performance of the STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

For each STRATEGY we will show performance against a comparison index which is made up of the S&P 500 Index, the Lehman Brothers Corporate/Government Index and the Lipper Money Market Index. The comparison index will blend the referenced indices in proportion to the neutral allocation of stocks, bonds and cash within each STRATEGY as indicated on pages 9 and 10 of this prospectus.

Additionally, we may show performance of each STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information for additional information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the STRATEGIES.

OTHER INFORMATION
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ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corporation, and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include, fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National. Assets in the Separate Account are not guaranteed for Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.25% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS
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The consolidated financial statements of Anchor National Life Insurance Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998 and the financial statements of Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity) at April 30, 2001, for the year ended April 30, 2001, for the one month ended April 30, 2000, and for the year ended March 31, 2000, are included in the Statement of Additional Information and incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    4
Annuity Unit Values.........................................    5
Taxes.......................................................    8
Distribution of Contracts...................................   13
Financial Statements........................................   13

APPENDIX A - CONDENSED FINANCIAL INFORMATION
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                                                          FISCAL      FISCAL      3/31/00     4/30/00
                                                           YEAR        YEAR         TO          TO
           STRATEGIES             INCEPTION TO 3/31/98    3/31/99     3/31/00     4/30/00     4/30/01
--------------------------------  --------------------   ---------   ---------   ---------   ---------
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Growth (Inception Date 4/15/97)
  Beginning AUV.................           10.00             13.09       15.89       21.30       20.24
  End AUV.......................           13.09             15.89       21.30       20.24       17.06
  Ending Number of AUs..........       3,950,133         7,643,378   8,130,517   8,249,540   7,812,757
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Moderate Growth (Inception Date
  4/15/97)
  Beginning AUV.................           10.00             12.76       15.09       19.48       18.61
  End AUV.......................           12.76             15.09       19.48       18.61       16.30
  Ending Number of AUs..........       3,639,458         7,968,543   8,508,732   8,649,412   8,525,921
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Balanced Growth (Inception Date
  4/15/97)
  Beginning AUV.................           10.00             12.44       14.05       16.68       16.11
  End AUV.......................           12.44             14.05       16.68       16.11       14.99
  Ending Number of AUs..........       2,789,702         6,957,319   7,049,356   7,030,568   6,773,402
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Conservative Growth (Inception
  Date 4/15/97)
  Beginning AUV.................           10.00             12.06       13.21       14.89       14.50
  End AUV.......................           12.06             13.21       14.89       14.50       14.14
  Ending Number of AUs..........       1,536,220         5,313,501   5,332,213   5,350,653   5,064,829
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         AUV-Accumulation Unit Value

         AU-Accumulation Units

APPENDIX B - MARKET VALUE ADJUSTMENT
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The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                         [(1+I/(1+J+0.005*)](N/12) - 1

                      The market value adjustment formula
                          may differ in certain states

where:

              I is the interest rate you are earning on the money invested in the fixed investment option;

              J is the Initial interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

              N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

* In Pennsylvania this number will be zero.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=30); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the Initial interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 6%.

The market value adjustment factor is

                               = [(1+I)/(1+J+0.005)](N/12) - 1
                               = [(1.05)/(1.06+.005)](30/12) - 1
                               = (0.985915)(2.5) - 1
                               = 0.965160 - 1
                               = -0.034840

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                        $4,000 X (-0.034840) = -$139.36

$139.36 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the Initial interest rate in effect for a new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 4%.

The market value adjustment factor is:

                               = [(1+I/(1+J+0.005)](N/12)(N/12) - 1
                               = [(1.05)/(1.04+.005)](30/12) - 1
                               = (1.004785)(2.5) - 1
                               = 1.012005 - 1
                               = +0.012005

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (+0.012005) = +$48.02

$48.02 represents the market value adjustment that would be added to your withdrawal.

APPENDIX C - PREMIUM TAXES
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Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                               QUALIFIED    NON-QUALIFIED
                           STATE                               CONTRACT       CONTRACT
                           -----                               ---------    -------------
California.................................................      0.50%          2.35%
Maine......................................................         0%          2.00%
Nevada.....................................................         0%          3.50%
South Dakota...............................................         0%          1.25%
West Virginia..............................................      1.00%          1.00%
Wyoming....................................................         0%          1.00%

Please forward a copy (without charge) of the Seasons Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed:

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION
                        FIXED AND VARIABLE GROUP DEFERRED
                           ANNUITY CONTRACTS ISSUED BY
                VARIABLE ANNUITY ACCOUNT FIVE (Portion Related to
                          the Seasons Variable Annuity)
                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY


     This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated July 27, 2001, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299

     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JULY 27, 2001.

                              TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
Separate Account..........................................................     2
General Account...........................................................     2
Performance Data..........................................................     3
Income Payments...........................................................     3
Annuity Unit Values.......................................................     4
Taxes.....................................................................     6
Distribution of Contracts.................................................     9
Financial Statements......................................................    10

                                SEPARATE ACCOUNT

Variable Annuity Account Five was originally established by Anchor National Life Insurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into STRATEGIES, with the assets of each STRATEGY invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its STRATEGIES or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their STRATEGIES to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one, three, five, seven or ten year fixed investment option or the one year or six month dollar cost averaging fixed accounts available in connection with the general account, as elected by the owner purchasing a contract (subject to state availability). Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

The Separate Account may advertise "total return" data for its STRATEGIES. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a STRATEGY is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that STRATEGY made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

          P(1+T) to the power of n = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years

       ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDING ON APRIL 30, 2001 (RETURN WITH/WITHOUT REDEMPTION)


                                                                    1 YEAR RETURN     SINCE INCEPTION
                                                     INCEPTION       W       W/O        W       W/O
STRATEGIES                                             DATE           SURRENDER          SURRENDER
-------------------------------------------------  -------------  -----------------  -----------------
Growth...........................................     4/15/97     (22.77)%  (15.77)%  13.42%   14.09%
Moderate Growth..................................     4/15/97     (19.49)%  (12.49)%  12.12%   12.81%
Balanced Growth..................................     4/15/97     (14.04)%   (7.04)%   9.75%   10.48%
Conservative Growth..............................     4/15/97      (9.53)%   (2.53)%   8.12%    8.90%

                                 INCOME PAYMENTS

INITIAL INCOME PAYMENT

    The initial income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

If contract holders elect to begin Income Payments using the Income Protector Program, the income benefit base is determined as described in the prospectus. The initial Income Payment is determined by applying the income benefit BASE to the annuity table specifically designated for use in conjunction with the Income Protector Program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit BASE applied. Income proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classifications is not permitted) and age of the Annuitant and designated second person, if any, and the Income Option selected.

The income benefit BASE is applied and then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly payment.

                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each STRATEGY.

The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a STRATEGY exceeds 3.5%, variable annuity payments derived from allocations to that STRATEGY will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the STRATEGIES elected, and the amount of each annuity payment will vary accordingly.

For each STRATEGY, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a STRATEGY from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any STRATEGY for a certain month is determined by dividing (a) by
(b) where:

    (a) is the Accumulation Unit value of the STRATEGY determined as of the end of that month, and

    (b) is the Accumulation Unit value of the STRATEGY determined as of the end of the preceding month.

The NIF for a STRATEGY for a given month is a measure of the net investment performance of the STRATEGY from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the STRATEGY invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given STRATEGY had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)
                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a STRATEGY from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that STRATEGY for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a STRATEGY (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the STRATEGY was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

                           VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

    Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single STRATEGY. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the STRATEGY on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant STRATEGY on the Annuity Date and thus reflects the investment performance of the STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the STRATEGY). The net investment performance of the STRATEGY during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                     TAXES

Note: We have prepared the following information on taxes as general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

GENERAL

    Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A contract owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity payment option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no costs basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying annuity variable contracts such as the contracts. The regulations amplify the diversification requirements for variable annuity contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

TAX TREATMENT OF GIFTING A CONTRACT

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7).

[Note: everything but the last sentence is already in the prospectus. We could just add the last sentence in the prospectus at the next reprint.]

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case,the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

If you own a Qualified Contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified Contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified Contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRAS

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the resulting income tax may be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS -- SECTION 457

Under Section 457 of the Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation plans. The amounts deferred under a Plan which meets the requirements of Section 457 are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Furthermore, the Code provides additional requirements and restrictions regarding eligibility, contributions and distributions.


All of the assets and income of a Plan established by a governmental employee after August 23, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 23, 1995 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt non-governmental employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b). In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.


In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.


Under present federal tax law, amounts accumulated in a Plan under section 457 cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under section 457.

                           DISTRIBUTION OF CONTRACTS

The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No Underwriting fees are paid in connection with the distribution of the Contracts.


Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS


The audited consolidated financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998, and for the year ended September 30, 1998, are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity) at April 30, 2001, for the year ended April 30, 2001, for the one month ended April 30, 2000, and for the year ended March 31, 2000, are also presented in this Statement of Additional Information, are also presented in this Statement of Additional Information.



PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants

To the Board of Directors and Shareholder of Anchor National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Woodland Hills, California

January 31, 2001

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                   December 31,     December 31,
                                                      2000              1999
                                                   -----------      -----------
                                                          (In thousands)
ASSETS

Investments:
   Cash and short-term investments                 $   169,701      $   462,915
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 2000, $4,130,570;
      December 1999, $4,155,728)                     4,007,902        3,953,169
   Mortgage loans                                      684,174          674,679
   Policy loans                                        244,436          260,066
   Separate account seed money                         104,678          144,231
   Common stocks available for sale,
      at fair value (cost: December 2000,
      $1,001; December 1999, $0)                           974             --
   Partnerships                                          8,216            4,009
   Real estate                                          24,139           24,000
   Other invested assets                                18,514           31,632
                                                   -----------      -----------
   Total investments                                 5,262,734        5,554,701

Variable annuity assets held in separate
   accounts                                         20,393,820       19,949,145
Accrued investment income                               57,555           60,584
Deferred acquisition costs                           1,286,456        1,089,979
Receivable from brokers for sales of
   securities                                               15           54,760
Income taxes currently receivable from Parent           60,992             --
Deferred income taxes                                     --             53,445
Other assets                                           127,906          111,880
                                                   -----------      -----------
TOTAL ASSETS                                       $27,189,478      $26,874,494
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                 December 31,       December 31,
                                                     2000              1999
                                                 ------------       ------------
                                                          (In thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  2,778,229       $  3,254,895
   Reserves for universal life insurance
      contracts                                     1,832,667          1,978,332
   Reserves for guaranteed investment
      contracts                                       610,672            305,570
   Payable to brokers for purchases of
      securities                                        3,662                139
   Income taxes currently payable                        --               23,490
   Modified coinsurance deposit liability              97,647            140,757
   Other liabilities                                  203,015            249,224
                                                 ------------       ------------
   Total reserves, payables and accrued
      liabilities                                   5,525,892          5,952,407
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               20,393,820         19,949,145
                                                 ------------       ------------
Subordinated notes payable to affiliates               55,119             37,816
                                                 ------------       ------------
Deferred income taxes                                  85,978               --
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         493,010            493,010
   Retained earnings                                  697,730            551,158
   Accumulated other comprehensive loss               (65,582)          (112,553)
                                                 ------------       ------------
   Total shareholder's equity                       1,128,669            935,126
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 27,189,478       $ 26,874,494
                                                 ============       ============


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                            Years Ended December 31,
                                           -------------------------   Three Months Ended       Year Ended
                                              2000           1999       December 31, 1998   September 30, 1998
                                           ---------       ---------   ------------------   ------------------
                                                                    (In thousands)

Investment income                          $ 399,355       $ 516,001       $  53,553               $ 218,793
                                           ---------       ---------       ---------               ---------
Interest expense on:
   Fixed annuity contracts                  (140,322)       (231,929)        (22,828)               (112,695)
   Universal life insurance
      contracts                              (86,263)       (102,486)           --                      --
   Guaranteed investment
      contracts                              (34,124)        (19,649)         (3,980)                (17,787)
   Senior indebtedness                          --              (199)            (34)                 (1,498)
   Subordinated notes payable
      to affiliates                           (4,144)         (3,474)           (853)                 (3,114)
                                           ---------       ---------       ---------               ---------
   Total interest expense                   (264,853)       (357,737)        (27,695)               (135,094)
                                           ---------       ---------       ---------               ---------
NET INVESTMENT INCOME                        134,502         158,264          25,858                  83,699
                                           ---------       ---------       ---------               ---------
NET REALIZED INVESTMENT
   GAINS (LOSSES)                            (15,177)        (19,620)            271                  19,482
                                           ---------       ---------       ---------               ---------
Fee income:
   Variable annuity fees                     400,495         306,417          58,806                 200,867
   Net retained commissions                   62,202          51,039          11,479                  48,561
   Asset management fees                      73,922          43,510           8,068                  29,592
   Universal life insurance fees, net         20,258          28,932            --                      --
   Surrender charges                          20,963          17,137           3,239                   7,404
   Other fees                                 12,959           6,327           1,738                   3,938
                                           ---------       ---------       ---------               ---------
TOTAL FEE INCOME                             590,799         453,362          83,330                 290,362
                                           ---------       ---------       ---------               ---------
GENERAL AND ADMINISTRATIVE
   EXPENSES                                 (171,627)       (146,683)        (21,268)                (92,929)
                                           ---------       ---------       ---------               ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                        (158,007)       (116,840)        (27,070)                (72,713)
                                           ---------       ---------       ---------               ---------
ANNUAL COMMISSIONS                           (56,473)        (40,760)         (6,624)                (18,209)
                                           ---------       ---------       ---------               ---------
PRETAX INCOME                                324,017         287,723          54,497                 209,692
                                           ---------       ---------       ---------               ---------
Income tax expense                          (108,445)       (103,025)        (20,106)                (71,051)
                                           ---------       ---------       ---------               ---------
NET INCOME                                 $ 215,572       $ 184,698       $  34,391               $ 138,641
                                           ---------       ---------       ---------               ---------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                Years Ended December 31,
                                                ------------------------  Three Months Ended       Year Ended
                                                  2000           1999     December 31, 1998    September 30, 1998
                                                ---------      ---------  ------------------   ------------------
                                                                     (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
  Net unrealized gains (losses)
   on debt and equity securities
   available for sale identified
   in the current period (net of
   income tax expense of $20,444
   and income tax benefit of
   $63,900, $5,517 and $2,168 for
   the years ended December 31,
   2000 and 1999, the three
   months ended December 31, 1998
   and the year ended September
   30, 1998, respectively)                      $  37,968      $(118,669)      $ (10,249)          $  (4,027)

  Less reclassification
   adjustment for net realized
   losses (gains) included in net
   income (net of income tax
   expense of $4,848, $4,165 and
   $116 and income tax benefit of
   $3,210 for the years ended
   December 31, 2000 and 1999,
   the three months ended
   December 31, 1998 and the year
   ended September 30, 1998, respectively)          9,003          7,735             215              (5,963)
                                                ---------      ---------       ---------           ---------
OTHER COMPREHENSIVE INCOME (LOSS)                  46,971       (110,934)        (10,034)             (9,990)
                                                ---------      ---------       ---------           ---------
COMPREHENSIVE INCOME                            $ 262,543      $  73,764       $  24,357           $ 128,651
                                                =========      =========       =========           =========

           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             ----------------------------   Three Months Ended       Year Ended
                                               2000              1999        December 31, 1998   September 30, 1998
                                            -----------       -----------   ------------------   ------------------
                                                                        (In thousands)
CASH FLOW FROM OPERATING
   ACTIVITIES:

   Net income                               $   215,572       $   184,698       $    34,391       $   138,641
   Adjustment to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
             Fixed annuity contracts            140,322           231,929            22,828           112,695
             Universal life insurance
               contracts                         86,263           102,486              --                --
             Guaranteed investment
               contracts                         34,124            19,649             3,980            17,787
         Net realized investment
             losses (gains)                      15,177            19,620              (271)          (19,482)
         Amortization (accretion) of
             net premiums (discounts)
             on investments                      (2,198)          (18,343)           (1,199)              447
         Universal life insurance fees          (20,258)          (28,932)             --                --
         Amortization of goodwill                 1,455               776               356             1,422
         Provision for deferred
             income taxes                       114,127          (100,013)           15,945            34,087
   Change in:
      Accrued investment income                   3,029             9,155            (1,512)           (4,649)
      Deferred acquisition costs               (204,077)         (208,228)          (34,328)         (160,926)
      Other assets                              (16,628)           (5,661)          (21,070)          (19,374)
      Income taxes currently
         receivable/payable                     (84,482)           12,367            16,992           (38,134)
      Other liabilities                         (12,520)           49,504             5,617            (2,248)
   Other, net                                    43,376            20,729             5,510            (5,599)
                                            -----------       -----------       -----------       -----------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   313,282           289,736            47,239            54,667
                                            -----------       -----------       -----------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                      (881,647)       (4,130,682)         (392,515)       (1,970,502)
      Mortgage loans                           (144,303)         (331,398)           (4,962)         (131,386)
      Other investments, excluding
         short-term investments                 (66,722)         (227,268)           (1,992)             --
   Sales of:
      Bonds, notes and redeemable
         preferred stocks                       468,221         2,660,931           265,039         1,602,079
      Other investments, excluding

         short-term investments                  60,538            65,395               142            42,458
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                       429,347         1,274,764            37,290           424,393
      Mortgage loans                            136,277            46,760             7,699            80,515
      Other investments, excluding
         short-term investments                 122,195            21,256               853            67,213
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                        --                --           3,083,211              --
   Net cash and short-term investments
      transferred from (to) affiliates
      in assumption with MBL Life
      Assurance Corporation                      (3,314)         (371,634)             --                --
                                            -----------       -----------       -----------       -----------

NET CASH PROVIDED (USED IN) BY
   INVESTING ACTIVITIES                         120,592          (991,876)        2,994,765           114,770
                                            -----------       -----------       -----------       -----------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                            Years Ended December 31,
                                         -----------------------------     Three Months Ended          Year Ended
                                             2000             1999         December 31, 1998       September 30, 1998
                                         -----------       -----------     ------------------      ------------------
                                                                       (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts            $ 1,764,600       $ 2,016,851       $   351,616             $ 1,512,994
      Universal life insurance
         contracts                            58,738            78,864              --                      --
      Guaranteed investment
         contracts                           350,000              --                --                     5,619
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                           (1,994,710)       (1,821,324)         (448,762)             (1,303,790)
   Withdrawal payments on:
      Fixed annuity contracts               (320,778)       (2,232,374)          (41,554)               (191,690)
      Universal life insurance
         contracts                          (145,067)          (81,634)             --                      --
      Guaranteed investment
         contracts                           (78,312)          (19,742)           (3,797)                (36,313)
   Claims and annuity payments on:
      Fixed annuity contracts               (114,761)          (46,578)           (9,333)                (40,589)
      Universal life insurance
         contracts                          (118,302)         (158,043)             --                      --
   Net receipts from (repayments
      of) other short-term
      financings                             (33,689)         (129,512)            9,545                 (10,944)
   Net receipt (payment) related
      to a modified coinsurance
      transaction                            (43,110)          140,757          (170,436)                166,631
   Net receipts from issuances of
      subordinated notes payable
      to affiliate                            17,303              --             170,436                    --
   Change in capital                            --             114,336            70,000                    --
   Dividends paid to Parent                  (69,000)             --                --                   (51,200)
                                         -----------       -----------       -----------             -----------

NET CASH PROVIDED (USED IN) BY
   FINANCING ACTIVITIES                     (727,088)       (2,138,399)          (72,285)                 50,718
                                         -----------       -----------       -----------             -----------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS               (293,214)       (2,840,539)        2,969,719                 220,155

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                    462,915         3,303,454           333,735                 113,580
                                         -----------       -----------       -----------             -----------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                      $   169,701       $   462,915       $ 3,303,454             $   333,735
                                         ===========       ===========       ===========             ===========

SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness         $     1,841       $     3,787       $     1,169              $     3,912
                                         ===========       ===========       ===========              ===========
   Net income taxes paid (refunded)
    to Parent                            $    78,796       $   190,126       $   (12,302)             $    74,932
                                         ===========       ===========       ===========              ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal"), a wholly owned subsidiary of the Company.

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reports in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Common stock is carried at fair value. Other invested assets include collateralized bond obligations and investments in mutual funds for the Company's asset management operations.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability. Upon adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance, the Company will be required to mark all swap agreements to market as of January 1, 2001 (see "Recently Issued Accounting Standards"). Such adjustment is not anticipated to be material to the shareholder's equity of the Company.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net unrealized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $362,085,000 and $312,764,000 for the years ended December 31, 2000 and
         1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $21,800,000 and $29,400,000 at December 31, 2000 and 1999,
         respectively, for this adjustment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounted to $21,604,000 (including accumulated amortization of $18,101,000) and $22,206,000 (including accumulated amortization of $16,350,000) at December 31, 2000 and 1999 respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contractholder reserves for universal life insurance contracts are equal to the policyholder account values before surrender charges.

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability. Premiums from the reinsured business is allocated to pay down the liability pursuant to a repayment schedule.

         FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138 and related implementation guidance. This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of derivatives, management does not anticipate that the new statement will have a significant effect on either the earnings or the financial position of the Company.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.

                                                               Three Months Ended
                                                                December 31, 1997
                                                                (In thousands)
                                                               ------------------
         Investment income                                           $ 59,062
         Net investment income                                         25,689
         Net realized investment gains                                 20,935
         Total fee income                                              63,984
         Pretax income                                                 67,654
         Net income                                                  $ 44,348
                                                                     ========

4.       ACQUISITION

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $92,687,000 at December 31, 2000, after adjustment for the transfer of the New York business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2000 and 1999 include the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1997, the beginning of the prior-year periods discussed herein, investment income would have been $514,433,000 and net income would have been $162,555,000 for the year ended September 30, 1998.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

         The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $58,329,000 and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. On December 31, 2000, the enhancement reserve for such payments totaled $162,653,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                                                                               $   19,164      $   18,868
Mortgage-backed securities                                                                    1,651,581       1,636,304
Securities of public utilities                                                                  154,076         151,209
Corporate bonds and notes                                                                     1,426,845       1,329,001
Redeemable preferred stocks                                                                       1,375           1,375
Other debt securities                                                                           877,529         871,145
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========
AT DECEMBER 31, 1999:

Securities of the United States
    Government                                                                               $   24,688      $   22,884
Mortgage-backed securities                                                                    1,505,729       1,412,134
Securities of public utilities                                                                  114,933         107,596
Corporate bonds and notes                                                                     1,676,006       1,596,469
Redeemable preferred stocks                                                                       4,375           4,547
Other debt securities                                                                           829,997         809,539
                                                                                             ----------      ----------
    Total                                                                                    $4,155,728      $3,953,169
                                                                                             ==========      ==========

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)

Due in one year or less                                                                      $   66,156      $   64,269
Due after one year through
    five years                                                                                  805,277         795,040
Due after five years through
    ten years                                                                                 1,023,591         938,495
Due after ten years                                                                             583,965         573,794
Mortgage-backed securities                                                                    1,651,581       1,636,304
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========

         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                       Gross          Gross
                                     Unrealized     Unrealized
                                       Gains          Losses
                                     ----------    -----------
                                         (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                       $      17      $    (313)
Mortgage-backed securities              10,000        (25,277)
Securities of public utilities             267         (3,134)
Corporate bonds and notes               12,682       (110,526)
Other debt securities                   11,482        (17,866)
                                     ---------      ---------
    Total                            $  34,448      $(157,116)
                                     =========      =========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                       $      47      $  (1,852)
Mortgage-backed securities               3,238        (96,832)
Securities of public utilities              13         (7,350)
Corporate bonds and notes               10,222        (89,758)
Redeemable preferred stocks                172           --
Other debt securities                    4,275        (24,734)
                                     ---------      ---------
    Total                            $  17,967      $(220,526)
                                     =========      =========


         Gross unrealized gains on equity securities available for sale aggregated $18,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $45,000 at December 31, 2000. There were no unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                Years Ended December 31,
                                -------------------------   Three Months Ended    Year Ended
                                  2000             1999      December 31, 1998 September 30, 1998
                                --------         --------   ------------------ ------------------
                                                        (In thousands)
BONDS, NOTES AND
    REDEEMABLE PREFERRED
    STOCKS:
    Realized gains              $  9,608         $  8,333         $  6,669         $ 28,086
    Realized losses               (5,573)         (26,113)          (5,324)          (4,627)
MORTGAGE LOANS:
    Realized losses                 (276)            --               --               --
COMMON STOCKS:
    Realized gains                   610            4,239               12              337
    Realized losses                 --                (11)              (9)            --
OTHER INVESTMENTS:
    Realized gains                 1,091             --                573            8,824
IMPAIRMENT WRITEDOWNS            (20,637)          (6,068)          (1,650)         (13,138)
                                --------         --------         --------         --------
Total net realized
    investment gains
    (losses)                    $(15,177)        $(19,620)        $    271         $ 19,482
                                ========         ========         ========         ========

         The sources and related amounts of investment income are as follows:

                                 Years Ended December 31,
                                 -------------------------   Three Months Ended    Year Ended
                                   2000             1999      December 31, 1998 September 30, 1998
                                 --------         --------   ------------------ ------------------
                                                          (In thousands)
Short-term investments           $  21,683         $  61,764         $   4,649         $  12,524
Bonds, notes and
    redeemable preferred
    stocks                         290,157           348,373            39,660           156,140
Mortgage loans                      60,608            47,480             7,904            29,996
Common stocks                         --                   7              --                  34
Real estate                            121              (525)               13              (467)
Partnerships                         7,031             6,631               352            24,311
Other invested assets               26,868            58,223             1,700              (572)

Less: investment expenses           (7,113)           (5,952)             (725)           (3,173)
                                 ---------         ---------         ---------         ---------
    Total investment
       income                    $ 399,355         $ 516,001         $  53,553         $ 218,793
                                 =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

At December 31, 2000, no investments exceeded 10% of the Company's consolidated shareholder's equity.

At December 31, 2000, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 33% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 10% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At December 31, 2000, bonds, notes and redeemable preferred stocks included $267,891,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $3,563,000 of bonds which approximates its estimated fair value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2000, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $28,688,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The interest income on the asset Swap Agreement is included in Investment Income in the income statement, while the interest paid on the liability Swap Agreement is included in Interest Expense on Guaranteed Investment Contracts in the income statement. The net interest income (paid) amounted to $43,000 for the year ended December 31, 2000, $(215,000) for the year ended December 31, 1999, $(54,000)
for the three months ended December 31, 1998 and $(278,000) for the year ended September 30, 1998.

At December 31, 2000, $8,955,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         POLICY LOANS: Carrying value is considered to be a reasonable estimate of fair value.

         PARTNERSHIPS: Fair value of partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR SALES/PURCHASES OF SECURITIES:
         Such amounts represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 compared with their respective carrying values, are as follows:

                                                 Carrying             Fair
                                                   Value              Value
                                                -----------        -----------
                                                        (In thousands)
DECEMBER 31, 2000:

ASSETS:

    Cash and short-term investments             $   169,701        $   169,701
    Bonds, notes and redeemable
       preferred stocks                           4,007,902          4,007,902
    Mortgage loans                                  684,174            711,543
    Policy loans                                    244,436            244,436
    Separate account seed money                     104,678            104,678
    Common stocks                                       974                974
    Partnerships                                      8,216              9,915
    Variable annuity assets held in
       separate accounts                         20,393,820         20,393,820
    Receivable from brokers for sales
       of securities                                     15                 15

LIABILITIES:

    Reserves for fixed annuity contracts          2,778,229          2,618,719
    Reserves for guaranteed investment
       contracts                                    610,672            610,672
    Payable to brokers for purchases of
       securities                                     3,662              3,662
    Variable annuity liabilities related
       to separate accounts                      20,393,820         20,393,820
    Subordinated notes payable to
       affiliates                               $    55,119        $    57,774

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

                                                 Carrying             Fair
                                                   Value             Value
                                                -----------        -----------
                                                         (In thousands)
DECEMBER 31, 1999:

ASSETS:

    Cash and short-term investments             $   462,915        $   462,915
    Bonds, notes and redeemable
       preferred stocks                           3,953,169          3,953,169
    Mortgage loans                                  674,679            673,781
    Policy loans                                    260,066            260,066
    Separate account seed money                     144,231            144,231
    Common stocks                                      --                 --
    Partnerships                                      4,009              9,114
    Variable annuity assets held in
       separate accounts                         19,949,145         19,949,145
    Receivable from brokers for sales
       of securities                                 54,760             54,760

LIABILITIES:

    Reserves for fixed annuity contracts          3,254,895          3,053,660
    Reserves for guaranteed investment
       contracts                                    305,570            305,570
    Payable to brokers for purchases of
       securities                                       139                139
    Variable annuity liabilities related
       to separate accounts                      19,949,145         19,949,145
    Subordinated notes payable to
       affiliates                               $    37,816        $    38,643


7.       SUBORDINATED NOTES PAYABLE TO AFFILIATES

         Subordinated notes (including accrued interest of $2,659,000) payable to affiliates totaled $55,119,000 at interest rates ranging from 8% to 9.5% at December 31, 2000, and require principal payments of $3,000,000 in 2001, $29,060,000 in 2002 and $20,400,000 in 2003.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 26% of the reserves as of December 31, 2000. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2000.

         The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $4,160,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

         On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is classified as General and Administrative Expenses in the Consolidated Statement of Income.

         On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands Stock life insurance company, effective December 31, 1997. As

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE (Continued)

         a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has entered into six agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2000 is $925,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $460,100,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

         In the ordinary course of business, the Company is obligated to purchase approximately $86,000,000 of asset backed securities as of December 31, 2000.

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current  financial strength rating from Moody's is based

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2000 and 1999, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                     Years Ended December 31,
                                    ---------------------------     Three Months Ended      Year Ended
                                      2000              1999        December 31, 1998  September 30, 1998
                                    ---------         ---------     -----------------  ------------------
                                                               (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:

    Beginning balances              $ 493,010         $ 378,674         $ 308,674         $ 308,674
    Reclassification of
       Note by the Parent                --             170,436              --                --
    Return of capital                    --            (170,500)             --                --
    Capital contributions
       received                          --             114,250            70,000              --
    Contribution of
       partnership
       investment                        --                 150              --                --
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 493,010         $ 493,010         $ 378,674         $ 308,674
                                    =========         =========         =========         =========
RETAINED EARNINGS:

    Beginning balances              $ 551,158         $ 366,460         $ 332,069         $ 244,628
    Net income                        215,572           184,698            34,391           138,641
    Dividends paid                    (69,000)             --                --             (51,200)
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 697,730         $ 551,158         $ 366,460         $ 332,069
                                    =========         =========         =========         =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):

       Beginning balances           $(112,553)        $  (1,619)        $   8,415         $  18,405
       Change in net
          unrealized gains
          (losses) on debt
          securities
          available for sale           79,891          (198,659)          (23,791)          (23,818)
       Change in net
          unrealized gains
          (losses) on equity
          securities
          available for sale              (27)              (10)              (44)             (950)
       Change in adjustment
          to deferred
          acquisition costs            (7,600)           28,000             8,400             9,400
       Tax effects of net
          changes                     (25,293)           59,735             5,401             5,378
                                    ---------         ---------         ---------         ---------
Ending balances                     $ (65,582)        $(112,553)        $  (1,619)        $   8,415
                                    =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Dividends of $69,000,000 and $51,200,000 were paid on March 1, 2000 and June 4,
         1998, respectively. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The Company's statutory capital and surplus totaled approximately $719,946,000 at December 31, 2000 and $694,621,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting, effective January 1, 2001. Codification changes prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The impact of Codification on the Company's statutory surplus has not yet been determined.

         On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:

                                     Net Realized
                                      Investment
                                    Gains (Losses)     Operations           Total
                                    --------------     ----------         ---------
                                                      (In thousands)
YEAR ENDED DECEMBER 31, 2000:

Currently payable                     $   2,791         $  (8,473)        $  (5,682)
Deferred                                 (8,103)          122,230           114,127
                                      ---------         ---------         ---------

Total income tax expense              $  (5,312)        $ 113,757         $ 108,445
                                      =========         =========         =========



YEAR ENDED DECEMBER 31, 1999:

Currently payable                     $   6,846         $ 196,192         $ 203,038
Deferred                                (13,713)          (86,300)         (100,013)
                                      ---------         ---------         ---------
    Total income tax expense
      (benefit)                       $  (6,867)        $ 109,892         $ 103,025
                                      =========         =========         =========



THREE MONTHS ENDED DECEMBER
31, 1998:

Currently payable                     $     740         $   3,421         $   4,161
Deferred                                   (620)           16,565            15,945
                                      ---------         ---------         ---------
    Total income tax expense          $     120         $  19,986         $  20,106
                                      =========         =========         =========

YEAR ENDED SEPTEMBER 30, 1998:
Currently payable                     $   4,221         $  32,743         $  36,964
Deferred                                   (550)           34,637            34,087
                                      ---------         ---------         ---------
    Total income tax expense          $   3,671         $  67,380         $  71,051
                                      =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                      Years Ended December 31,       Three Months Ended     Year Ended
                                       2000              1999         December 31, 1998  September 30, 1998
                                     ---------         ---------     ------------------  ------------------
                                                               (In thousands)
Amount computed at
    statutory rate                   $ 113,406         $ 100,703         $  19,074         $  73,392
Increases (decreases)
    resulting from:
       Amortization of
          differences between
          book and tax bases
          of net assets
          acquired                         597               609               146               460
       State income taxes,
          net of federal tax
          benefit                        9,718             7,231             1,183             5,530
       Dividends-received
          deduction                    (10,900)           (3,618)             (345)           (7,254)
       Tax credits                      (2,382)           (1,346)                             (1,296)
       Other, net                       (1,994)             (554)               48               219
                                     ---------         ---------         ---------         ---------
       Total income tax
          expense                    $ 108,445         $ 103,025         $  20,106         $  71,051
                                     =========         =========         =========         =========

         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2000. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                        December 31,      December 31,
                                                           2000               1999
                                                        ------------      ------------
                                                               (In thousands)
         DEFERRED TAX LIABILITIES:
         Investments                                     $  18,738         $  23,208
         Deferred acquisition costs                        317,995           272,697
         State income taxes                                  9,640             5,203
         Other liabilities                                  55,101            18,658
                                                         ---------         ---------
         Total deferred tax liabilities                    401,474           319,766
                                                         ---------         ---------

         DEFERRED TAX ASSETS:
         Contractholder reserves                          (247,591)         (261,781)
         Guaranty fund assessments                          (3,610)           (2,454)
         Deferred income                                   (28,982)          (48,371)
         Net unrealized losses on debt and equity
             securities available for sale                 (35,313)          (60,605)
                                                         ---------         ---------
         Total deferred tax assets                        (315,496)         (373,211)
                                                         ---------         ---------
         Deferred income taxes                           $  85,978         $ (53,445)
                                                         =========         =========

12       RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $44,584,000 in the year ended December 31, 2000, $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998 and $32,946,000 in the year ended September 30, 1998. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's products, amounting to approximately 33.8%, 35.6%, 35.6% and 33.6% of premiums for each of the respective periods.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $132,034,000 for the year ended December 31, 2000, $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998 and $84,975,000 for the year ended September 30, 1998. The marketing component of such costs during these periods amounted to $61,954,000, $53,385,000, $9,906,000 and $39,482,000,
         respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS (Continued)

         At December 31, 2000, the Company held no investments issued by any of its affiliates. At December 31, 1999, the Company held bonds with a fair value of $50,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

         During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 4).

         During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 4).

         During the year ended December 31, 2000, the Company sold various invested assets from the Parent for cash equal to their current market value of $6,362,000.

         During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

         During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

         During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company, a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS

         The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 16.9% of sales in the year ended December 31, 2000, 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998 and 16.8% in the year ended September 30, 1998. No other independent selling organization was responsible for 10% of sales for any such period. There was no single independent selling organization that accounted for 10% of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

         Summarized data for the Company's business segments follow:

                                                           Asset              Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations             Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 2000:

Investment income                  $    388,368         $      9,800         $      1,187         $    399,355
Interest expense                       (260,709)              (3,784)                (360)            (264,853)
                                   ------------         ------------         ------------         ------------
Net investment income                   127,659                6,016                  827              134,502
Net realized investment
    losses                              (15,177)                --                   --                (15,177)
Total fee income                        430,489               99,567               60,743              590,799
General and
    administrative expenses             (95,303)             (44,266)             (32,058)            (171,627)
Amortization of deferred               (125,035)             (32,972)                --               (158,007)
    acquisition costs
Annual commissions                      (56,473)                --                   --                (56,473)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    266,160         $     28,345         $     29,512         $    324,017
                                   ============         ============         ============         ============
Total assets                       $ 26,908,888         $    199,075         $     81,515         $ 27,189,478
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        454         $      1,600         $      2,054
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management             Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 1999:

Investment income                  $    505,962         $      9,072         $        967         $    516,001
Interest expense                       (354,263)              (3,085)                (389)            (357,737)
                                   ------------         ------------         ------------         ------------
Net investment income                   151,699                5,987                  578              158,264
Net realized investment
    losses                              (19,620)                --                   --                (19,620)
Total fee income                        349,066               55,885               48,411              453,362
General and
    administrative expenses             (93,449)             (24,856)             (28,378)            (146,683)
Amortization of deferred
    acquisition costs                   (94,910)             (21,930)                --               (116,840)
Annual commissions                      (40,760)                --                   --                (40,760)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    252,026         $     15,086         $     20,611         $    287,723
                                   ============         ============         ============         ============
Total assets                       $ 26,649,310         $    150,966         $     74,218         $ 26,874,494
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $      2,271         $      2,728         $      4,999
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                      Annuity            Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
THREE MONTHS ENDED
DECEMBER 31, 1998:

Investment income                  $     52,424         $        971         $        158         $     53,553
Interest expense                        (26,842)                (752)                (101)             (27,695)
                                   ------------         ------------         ------------         ------------
Net investment income                    25,582                  219                   57               25,858
Net realized investment
    gains (losses)                         (238)                 509                 --                    271
Total fee income                         60,876               11,333               11,121               83,330
General and
    administrative expenses              (9,363)              (5,171)              (6,734)             (21,268)
Amortization of deferred
    acquisition costs                   (23,111)              (3,959)                --                (27,070)
Annual commissions                       (6,624)                --                   --                 (6,624)
                                   ------------         ------------         ------------         ------------
Pretax income                      $     47,122         $      2,931         $      4,444         $     54,497
                                   ============         ============         ============         ============
Total assets                       $ 22,982,323         $    104,473         $     59,537         $ 23,146,333
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        308         $      1,005         $      1,313
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
SEPTEMBER 30, 1998:

Investment income                  $    214,871         $      2,839         $      1,083         $    218,793
Interest expense                       (131,980)              (2,709)                (405)            (135,094)
                                   ------------         ------------         ------------         ------------
Net investment income                    82,891                  130                  678               83,699
Net realized investment
    gains (losses)                       19,615                 (133)                --                 19,482
Total fee income                        207,450               36,632               46,280              290,362
General and
    administrative expenses             (49,732)             (18,640)             (24,557)             (92,929)
Amortization of deferred
    acquisition costs                   (58,833)             (13,880)                --                (72,713)
Annual commissions                      (18,209)                --                   --                (18,209)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    183,182         $      4,109         $     22,401         $    209,692
                                   ============         ============         ============         ============
Total assets                       $ 14,389,922         $    104,476         $     55,870         $ 14,550,268
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        205         $      5,289         $      5,494
                                   ============         ============         ============         ============

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at April 30, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets for the year ended April 30, 2001, for the one month ended April 30, 2000, and for the year ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 27, 2001

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2001


                                                             Moderate          Balanced        Conservative
                                            Growth            Growth            Growth            Growth
                                           Strategy          Strategy          Strategy          Strategy            TOTAL
                                         ------------      ------------      ------------      ------------      ------------
Assets:
   Investments in Seasons
      Series Trust, at market value      $133,283,308      $138,955,224      $101,502,162      $ 71,600,539      $445,341,233
Liabilities                                         0                 0                 0                 0                 0
                                         ------------      ------------      ------------      ------------      ------------
Net Assets                               $133,283,308      $138,955,224      $101,502,162      $ 71,600,539      $445,341,233
                                         ============      ============      ============      ============      ============
Accumulation units outstanding              7,812,757         8,525,921         6,773,402         5,064,829
                                         ============      ============      ============      ============
Unit value of accumulation units         $      17.06      $      16.30      $      14.99      $      14.14
                                         ============      ============      ============      ============


                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2001



                                                                       Market Value      Market
Portfolio Investment                                     Shares         Per Share         Value               Cost
--------------------                                   ---------       ------------     ----------         ----------
Multi-Managed Growth Portfolio                         4,987,483        $ 13.20        $65,830,972        $74,380,032

Multi-Managed Moderate Growth Portfolio                5,796,008          12.95         75,071,466         79,394,933

Multi-Managed Income/Equity Portfolio                  4,410,452          12.30         54,251,678         54,400,649

Multi-Managed Income Portfolio                         3,535,917          11.78         41,657,095         41,112,742

Asset Allocation: Diversified Growth Portfolio         9,531,237          11.80        112,443,964        115,058,893

Stock Portfolio                                        6,075,075          15.82         96,086,058         90,801,813
                                                                                      ------------       ------------
                                                                                      $445,341,233       $455,149,062
                                                                                      ============       ============


                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2001



                                                              Moderate           Balanced      Conservative
                                             Growth            Growth             Growth           Growth
                                            Strategy          Strategy           Strategy         Strategy            TOTAL
                                          -------------     -------------     -------------    -------------      -------------
Investment income:
     Dividends and capital
        gains distributions               $  18,366,786     $  17,067,176     $   7,731,715     $   4,023,015     $  47,188,692
                                          -------------     -------------     -------------     -------------     -------------
         Total investment income             18,366,786        17,067,176         7,731,715         4,023,015        47,188,692
                                          -------------     -------------     -------------     -------------     -------------
Expenses:
     Mortality risk charge                   (1,402,437)       (1,389,004)         (988,100)         (676,356)       (4,455,897)
     Expense risk charge                       (545,392)         (540,168)         (384,262)         (263,028)       (1,732,850)
     Distribution expense charge               (233,740)         (231,501)         (164,684)         (112,726)         (742,651)
                                          -------------     -------------     -------------     -------------     -------------
         Total expenses                      (2,181,569)       (2,160,673)       (1,537,046)       (1,052,110)       (6,931,398)
                                          -------------     -------------     -------------     -------------     -------------
Net investment income                        16,185,217        14,906,503         6,194,669         2,970,905        40,257,294
                                          -------------     -------------     -------------     -------------     -------------
Net realized gains from
  securities transactions:
     Proceeds from shares sold               28,196,880        15,970,717        16,230,196        12,886,939        73,284,732
     Cost of shares sold                    (26,275,171)      (14,776,076)      (15,214,718)      (12,320,127)      (68,586,092)
                                          -------------     -------------     -------------     -------------     -------------
Net realized gains from
    securities transactions                   1,921,709         1,194,641         1,015,478           566,812         4,698,640
                                          -------------     -------------     -------------     -------------     -------------
Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                     36,409,338        32,908,366        16,232,584         6,450,125        92,000,413
     End of period                           (8,381,778)       (3,593,898)        1,077,967         1,089,880        (9,807,829)
                                          -------------     -------------     -------------     -------------     -------------
Change in net unrealized appreciation
    (depreciation) of investments           (44,791,116)      (36,502,264)      (15,154,617)       (5,360,245)     (101,808,242)
                                          -------------     -------------     -------------     -------------     -------------
Decrease in net assets from operations    $ (26,684,190)    $ (20,401,120)    $  (7,944,470)    $  (1,822,528)    $ (56,852,308)
                                          =============     =============     =============     =============     =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2001


                                                                      Moderate         Balanced      Conservative
                                                      Growth           Growth           Growth          Growth
                                                     Strategy         Strategy         Strategy         Strategy          TOTAL
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income                        $  16,185,217    $  14,906,503    $   6,194,669    $   2,970,905    $  40,257,294
     Net realized gains from
         securities transactions                      1,921,709        1,194,641        1,015,478          566,812        4,698,640
     Change in net unrealized appreciation
         (depreciation) of investments              (44,791,116)     (36,502,264)     (15,154,617)      (5,360,245)    (101,808,242)
                                                  -------------    -------------    -------------    -------------    -------------
         Decrease in net assets from operations     (26,684,190)     (20,401,120)      (7,944,470)      (1,822,528)     (56,852,308)
                                                  -------------    -------------    -------------    -------------    -------------
From capital transactions:
     Net proceeds from units sold                     3,441,135        4,271,273        2,464,778        1,855,476       12,032,662
     Cost of units redeemed                         (10,945,469)     (10,343,700)      (7,804,105)      (7,132,802)     (36,226,076)
     Net transfers                                      465,526        4,421,227        1,504,478        1,132,505        7,523,736
                                                  -------------    -------------    -------------    -------------    -------------
         Decrease in net assets
             from capital transactions               (7,038,808)      (1,651,200)      (3,834,849)      (4,144,821)     (16,669,678)
                                                  -------------    -------------    -------------    -------------    -------------
Decrease in net assets                              (33,722,998)     (22,052,320)     (11,779,319)      (5,967,349)     (73,521,986)
Net assets at beginning of period                   167,006,306      161,007,544      113,281,481       77,567,888      518,863,219
                                                  -------------    -------------    -------------    -------------    -------------
Net assets at end of period                       $ 133,283,308    $ 138,955,224    $ 101,502,162    $  71,600,539    $ 445,341,233
                                                  =============    =============    =============    =============    =============
ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                         176,738          232,839          153,889          127,317          690,783
     Units redeemed                                    (578,166)        (585,567)        (494,761)        (496,308)      (2,154,802)
     Units transferred                                  (35,355)         229,237           83,706           83,167          360,755
                                                  -------------    -------------    -------------    -------------    -------------
Decrease in units outstanding                          (436,783)        (123,491)        (257,166)        (285,824)      (1,103,264)
Beginning units                                       8,249,540        8,649,412        7,030,568        5,350,653       29,280,173
                                                  -------------    -------------    -------------    -------------    -------------
Ending units                                          7,812,757        8,525,921        6,773,402        5,064,829       28,176,909
                                                  =============    =============    =============    =============    =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR THE ONE MONTH ENDED
                                 APRIL 30, 2000


                                                                      Moderate         Balanced      Conservative
                                                      Growth           Growth           Growth          Growth
                                                     Strategy         Strategy         Strategy         Strategy          TOTAL
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS:
From operations:
     Net investment loss                          $    (190,719)   $    (184,283)   $    (131,011)   $     (89,446)   $    (595,459)
     Net realized gains from
         securities transactions                         76,638           65,621          137,774           37,018          317,051
     Change in net unrealized appreciation
         (depreciation) of investments               (8,459,212)      (7,327,161)      (3,966,419)      (2,039,127)     (21,791,919)
                                                  -------------    -------------    -------------    -------------    -------------
         Decrease in net assets from operations      (8,573,293)      (7,445,823)      (3,959,656)      (2,091,555)     (22,070,327)
                                                  -------------    -------------    -------------    -------------    -------------

From capital transactions:
     Net proceeds from units sold                       796,963          377,301          287,427           70,460        1,532,151
     Cost of units redeemed                            (546,215)        (415,722)        (710,887)        (309,934)      (1,982,758)
     Net transfers                                    2,188,161        2,707,920          114,426          507,795        5,518,302
                                                  -------------    -------------    -------------    -------------    -------------
         Increase (decrease) in net assets
             from capital transactions                2,438,909        2,669,499         (309,034)         268,321        5,067,695
                                                  -------------    -------------    -------------    -------------    -------------
Decrease in net assets                               (6,134,384)      (4,776,324)      (4,268,690)      (1,823,234)     (17,002,632)
Net assets at beginning of period                   173,140,690      165,783,868      117,550,171       79,391,122      535,865,851
                                                  -------------    -------------    -------------    -------------    -------------
Net assets at end of period                       $ 167,006,306    $ 161,007,544    $ 113,281,481    $  77,567,888    $ 518,863,219
                                                  =============    =============    =============    =============    =============

ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                          39,451           20,222           17,731            4,752           82,156
     Units redeemed                                     (27,052)         (22,180)         (43,963)         (21,090)        (114,285)
     Units transferred                                  106,624          142,638            7,444           34,778          291,484
                                                  -------------    -------------    -------------    -------------    -------------
Increase (decrease) in units outstanding                119,023          140,680          (18,788)          18,440          259,355
Beginning units                                       8,130,517        8,508,732        7,049,356        5,332,213       29,020,818
                                                  -------------    -------------    -------------    -------------    -------------
Ending units                                          8,249,540        8,649,412        7,030,568        5,350,653       29,280,173
                                                  =============    =============    =============    =============    =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (Portion Relating to the SEASONS Variable Annuity)
                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 MARCH 31, 2000


                                                                      Moderate         Balanced      Conservative
                                                      Growth           Growth           Growth          Growth
                                                     Strategy         Strategy         Strategy         Strategy          TOTAL
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS:
From operations:
     Net investment income                        $  15,878,668    $  13,684,396    $   7,746,192    $   4,558,004    $  41,867,260
     Net realized gains from
         securities transactions                      6,840,348        4,212,169        2,244,856        1,479,511       14,776,884
     Change in net unrealized appreciation
         (depreciation) of investments               20,390,761       19,543,431        8,832,681        3,170,636       51,937,509
                                                  -------------    -------------    -------------    -------------    -------------
         Increase in net assets from operations      43,109,777       37,439,996       18,823,729        9,208,151      108,581,653
                                                  -------------    -------------    -------------    -------------    -------------
From capital transactions:
     Net proceeds from units sold                    13,828,866       11,298,450        8,330,089        6,292,249       39,749,654
     Cost of units redeemed                         (10,301,768)      (9,167,336)      (7,675,366)      (5,184,265)     (32,328,735)
     Net transfers                                    5,066,630        5,972,768          354,984       (1,113,190)      10,281,192
                                                  -------------    -------------    -------------    -------------    -------------
         Increase (decrease) in net assets
             from capital transactions                8,593,728        8,103,882        1,009,707           (5,206)      17,702,111
                                                  -------------    -------------    -------------    -------------    -------------
Increase in net assets                               51,703,505       45,543,878       19,833,436        9,202,945      126,283,764
Net assets at beginning of period                   121,437,185      120,239,990       97,716,735       70,188,177      409,582,087
                                                  -------------    -------------    -------------    -------------    -------------
Net assets at end of period                       $ 173,140,690    $ 165,783,868    $ 117,550,171    $  79,391,122    $ 535,865,851
                                                  =============    =============    =============    =============    =============
ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
     Units sold                                         810,563          707,607          573,377          467,729        2,559,276
     Units redeemed                                    (558,906)        (538,132)        (512,138)        (378,618)      (1,987,794)
     Units transferred                                  235,482          370,714           30,798          (70,399)         566,595
                                                  -------------    -------------    -------------    -------------    -------------
Increase in units outstanding                           487,139          540,189           92,037           18,712        1,138,077
Beginning units                                       7,643,378        7,968,543        6,957,319        5,313,501       27,882,741
                                                  -------------    -------------    -------------    -------------    -------------
Ending units                                          8,130,517        8,508,732        7,049,356        5,332,213       29,020,818
                                                  =============    =============    =============    =============    =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Annuity Account Five (Portion Relating to the SEASONS Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services company. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account contracts are sold through the Company's six wholly-owned or affiliated broker-dealers, over 900 independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

        The Separate Account is composed of four strategies, which are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The inception date of the strategies and the underlying investment portfolios was April 15, 1997. The contractholder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the four strategies and do not include balances allocated to the General Account.

        The four strategies differ in their investment objectives, levels of risk and anticipated growth over time. Each strategy invests in a multi-managed portfolio specific for that strategy and in the two jointly utilized portfolios of the Trust, according to a predetermined allocation designed to achieve its investment objective. The investment allocation to the underlying portfolios is maintained by rebalancing the strategies quarterly.

        The investment objectives of the four strategies of the Separate Account are described below:

        The GROWTH STRATEGY seeks long-term growth of capital. The Growth Strategy invests in the Multi-Managed Growth Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The MODERATE GROWTH STRATEGY seeks growth of capital, with conservation of principal as a secondary objective. The Moderate Growth Strategy invests in the Multi-Managed Moderate Growth Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The BALANCED GROWTH STRATEGY focuses on conservation of principal, with high total return as a secondary objective. The Balanced Growth Strategy invests in the Multi-Managed Income/Equity Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The CONSERVATIVE GROWTH STRATEGY focuses on capital preservation while maintaining some potential for growth over the long term. The Conservative Growth Strategy invests in the Multi-Managed Income Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The investment objectives of the six underlying portfolios of the Strategies are summarized below:

        The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

        The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

        The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

        The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

        The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of U.S. and foreign issuers which the advisor believes have the potential for appreciation. This portfolio is an investment of all four strategies.

        The STOCK PORTFOLIO seeks long-term capital appreciation and, secondarily, increasing dividend income. This portfolio invests primarily in common stocks of well-established growth companies. This portfolio is an investment of all four strategies.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The four multi-managed Seasons portfolios described above pursue their investment goals by allocating their assets among three or four managed components. The assets of each multi-managed portfolio are allocated among the same three investment managers in differing percentages, depending on the portfolio's overall investment objective. Janus Capital Corporation manages a growth component, SunAmerica Asset Management Corp. ("SAAMCo"), an affiliate of the Company, manages a balanced component, and Wellington Management Company, LLP manages a fixed income component. SAAMCo also manages an aggressive growth component that is available only in the Growth and Moderate Growth strategies. The investment policies relating to each of the four managed Strategy components are described below:

        The SUNAMERICA/AGGRESSIVE GROWTH COMPONENT primarily consists of equity securities of lesser known or new growth companies or industries, such as technology, telecommunications, media and healthcare.

        The JANUS/GROWTH COMPONENT primarily consists of common stocks of U.S. or foreign issuers with earnings growth potential.

        The SUNAMERICA/BALANCED COMPONENT, over the long term, will consist of a diversified selection of equity investments in companies of medium to large capitalizations that are thought to be undervalued in the marketplace and long term bonds and other debt securities.

        The WELLINGTON MANAGEMENT COMPANY/FIXED INCOME COMPONENT primarily consists of U.S. and foreign fixed income securities of varying maturities and risk/return characteristics.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date such portfolios, which value their investment securities at fair value, are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the strategies.

        The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during each contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

        Any amount withdrawn, which exceeds a free withdrawal, may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

               Year since Purchase                              Applicable Withdrawal
                    Payment                                        Charge Percentage
               -------------------                              ---------------------
               First                                                     7%
               Second                                                    6%
               Third                                                     6%
               Fourth                                                    5%
               Fifth                                                     4%
               Sixth                                                     3%
               Seventh                                                   2%
               Eighth and beyond                                         0%

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        CHARGES AND DEDUCTIONS (continued)

        CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase and is recorded as a redemption in the accompanying statement of changes in net assets. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

        TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of four transactions within a contract year.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each strategy, computed on a daily basis. The mortality risk charge of 0.90% is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each strategy, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.      INVESTMENT IN SEASONS SERIES TRUST

        The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2001 consist of the following:


                                                                 Cost of Shares         Proceeds from
        Portfolios                                                  Acquired             Shares Sold
        ----------                                               --------------         -------------
        Multi-Managed Growth Portfolio                            $25,757,353            $10,573,862
        Multi-Managed Moderate Growth Portfolio                    19,736,073              6,996,222
        Multi-Managed Income/Equity Portfolio                       9,003,502             10,212,410
        Multi-Managed Income Portfolio                              4,573,073              9,231,505
        Asset Allocation: Diversified Growth Portfolio             18,418,549             21,743,153
        Stock Portfolio                                            19,383,796             14,527,580

                          VARIABLE ANNUITY ACCOUNT FIVE
               (PORTION RELATING TO THE SEASONS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT FIVE
--------------------------------------------------------------------------------
                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS
                                SUPPLEMENT TO THE
               SEASONS SELECT II SEASONS REWARDS VARIABLE ANNUITY
                         PROSPECTUS DATED JULY 27, 2001


The portion of the prospectus relating to the Seasons Rewards feature located on pages 11-13 is supplemented with the following:

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels and Upfront Payment Enhancement Rate are as follows:


---------------------------------------------------------------------------------------------------------------
                               UPFRONT PAYMENT ENHANCEMENT        DEFERRED PAYMENT             DEFERRED PAYMENT
      ENHANCEMENT LEVEL                    RATE                   ENHANCEMENT RATE             ENHANCEMENT DATE
---------------------------------------------------------------------------------------------------------------
Under $ 500,000                             4%                           0%                           N/A
---------------------------------------------------------------------------------------------------------------
$500,000 - more                             5%                           0%                           N/A
---------------------------------------------------------------------------------------------------------------

Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are currently not offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The Date on which you may receive any applicable future Deferred Payment Enhancement may change; it may be less than nine years or greater than nine years.



Date:    June 27, 2001

                            (Seasons Select II LOGO)

                                   PROSPECTUS
                                 July 27, 2001

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

The annuity contract has 23 investment choices - 7 fixed investment options (5 fixed investment options if the Seasons Rewards Program is elected) which offer interest rates guaranteed by Anchor National for different periods of time, 9 variable investment SELECT PORTFOLIOS, 3 variable investment FOCUSED PORTFOLIOS and 4 variable investment SEASONS STRATEGIES:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
        LARGE CAP GROWTH                            FOCUS GROWTH                                       GROWTH
       LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME                             MODERATE GROWTH
         LARGE CAP VALUE                           FOCUS TECHNET                                  BALANCED GROWTH
         MID CAP GROWTH                                                                         CONSERVATIVE GROWTH
          MID CAP VALUE
            SMALL CAP
      INTERNATIONAL EQUITY
    DIVERSIFIED FIXED INCOME
         CASH MANAGEMENT

              all of which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
    DEUTSCHE ASSET MANAGEMENT                  FRED ALGER MANAGEMENT                     PUTNAM INVESTMENT MANAGEMENT, INC.
 GOLDMAN SACHS ASSET MANAGEMENT                 JENNISON ASSOCIATES                        T. ROWE PRICE ASSOCIATES, INC.
    JANUS CAPITAL CORPORATION              MARSICO CAPITAL MANAGEMENT LLC                    JANUS CAPITAL CORPORATION
     LORD, ABBETT & COMPANY                  DRESDNER RCM GLOBAL FUNDS                      SUNAMERICA ASSET MANAGEMENT
           CORPORATION                SUNAMERICA ASSET MANAGEMENT CORPORATION            WELLINGTON MANAGEMENT COMPANY, LLP
   SUNAMERICA ASSET MANAGEMENT             VANWAGONER CAPITAL MANAGEMENT
           CORPORATION
 T. ROWE PRICE ASSOCIATES, INC.
 GOLDMAN SACHS ASSET MANAGEMENT/
 GOLDMAN SACHS ASSET MANAGEMENT
              INT'L
 WELLINGTON MANAGEMENT COMPANY,
               LLP

You can put your money into any one or all of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Select(II) Variable Annuity. This variable annuity provides an optional bonus feature called "Seasons Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 42 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended December 31, 2000, and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 are incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

     Anchor National Life Insurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    The Optional Income Protector Fee.......................    6
    The Optional Seasons Estate Advantage Fee...............    6
    Investment Portfolio Expenses of Portfolios and Seasons
     Strategies.............................................    7
EXAMPLES....................................................    8
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................   12
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   13
    Allocation of Purchase Payments.........................   13
    Seasons Rewards Program.................................   13
    Accumulation Units......................................   15
    Free Look...............................................   16
INVESTMENT OPTIONS..........................................   16
    Variable Investment Options.............................   16
      The PORTFOLIOS........................................   17
      The SEASONS STRATEGIES................................   17
    Market Value Adjustment.................................   20
    Transfers During the Accumulation Phase.................   21
    Dollar Cost Averaging...................................   22
    Asset Allocation Rebalancing Program....................   23
    Principal Advantage Program.............................   23
    Voting Rights...........................................   24
    Substitution............................................   24
ACCESS TO YOUR MONEY........................................   24
    Free Withdrawal Provision...............................   24
    Systematic Withdrawal Program...........................   26
    Minimum Contract Value..................................   26
    Qualified Contract Owners...............................   26
DEATH BENEFIT...............................................   26
    Standard Death Benefit..................................   27
    Seasons Estate Advantage................................   27
    Spousal Continuation....................................   29
EXPENSES....................................................   29
    Insurance Charges.......................................   29
    Withdrawal Charges......................................   30
    Investment Charges......................................   30
    Contract Maintenance Fee................................   31
    Transfer Fee............................................   31
    Seasons Estate Advantage Fee............................   31
    Optional Income Protector Fee...........................   31
    Premium Tax.............................................   31
    Income Taxes............................................   31
    Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   31
INCOME OPTIONS..............................................   32
    Annuity Date............................................   32
    Income Options..........................................   32
    Allocation of Annuity Payments..........................   33
    Transfers During the Income Phase.......................   34
    Deferment of Payments...................................   34
    Income Protector........................................   34
TAXES.......................................................   36
    Annuity Contracts in General............................   36
    Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   37
    Tax Treatment of Distributions--Qualified Contracts.....   37
    Tax Treatment of Death Benefits.........................   37
    Minimum Distributions...................................   38
    Diversification.........................................   38
PERFORMANCE.................................................   38
OTHER INFORMATION...........................................   40
    Anchor National.........................................   40
    The Separate Account....................................   40
    Custodian...............................................   40
    The General Account.....................................   40
    Distribution of the Contract............................   40
    Administration..........................................   41
    Legal Proceedings.......................................   41
INDEPENDENT ACCOUNTANTS.....................................   41
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   42
APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
APPENDIX B--SEASONS REWARDS PROGRAM EXAMPLES................  B-1
APPENDIX C--MARKET VALUE ADJUSTMENT.........................  C-1
APPENDIX D--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  D-1
APPENDIX E--PREMIUM TAXES...................................  E-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company ("Anchor National"), We, Us, the issuer of this annuity contract.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PAYMENT ENHANCEMENT(S)--The amount(s) allocated to your contract by Us under the Seasons Rewards Program. Payment enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PORTFOLIO(S)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SELECT and FOCUSED PORTFOLIO has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SEASONS STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in the Select Portfolios, Focused Portfolios and/or pre-allocated Strategies ("Variable Portfolios") and fixed account options. You may also elect to participate in the Seasons Rewards feature of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in Seasons Rewards, you receive any again and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Seasons Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. PRODUCTS WITHOUT THE SEASONS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE CONTRACT WITH THE SEASONS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE SEASONS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

SEASONS SELECT(II) VARIABLE ANNUITY FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

       YEARS:           1     2     3     4     5     6     7     8     9    10
Schedule A*..........    7%    6%    6%    5%    4%    3%    2%    0%    0%   0%
Schedule B**.........    9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

 * This schedule applies to each Purchase Payment if you are NOT participating in the Seasons Rewards Program.

** This schedule applies to each Purchase Payment if you are participating in the Seasons Rewards Program.

Contract Maintenance
Charge..............  $35 each year ($30 in North
                      Dakota) (waived for contracts
                      over $50,000)

ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge..........................  0.90%
Expense Risk Charge............................  0.35%
Distribution Expense Charge....................  0.15%
                                                 ----
         Total Separate Account Expenses.......  1.40%

THE OPTIONAL INCOME PROTECTOR FEE
(The Income Protector Program is optional and if elected the fee is deducted annually from your contract value.)

Fee as a percentage of your
 Income Benefit Base*..........  0.10%

* The Income Benefit Base is calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding purchase payments made since the prior contract anniversary, less proportional withdrawals since the prior contract anniversary and fees and charges applicable to those withdrawals.

THE OPTIONAL SEASONS ESTATE ADVANTAGE FEE
(Seasons Estate Advantage, which offers a choice of two enhanced death benefits and an Earnings Advantage benefit, is optional and, if elected, the fee is an annualized charge that is deducted daily from your contract value.)

Fee as a percentage of
 your daily net asset value....  0.25%

                  INVESTMENT PORTFOLIO EXPENSES OF PORTFOLIOS
(as a percentage of daily net asset value after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31,
                                     2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SELECT PORTFOLIOS(1)
----------------------------------------------------
    Large Cap Growth                                     0.80%     0.15%     0.30%        1.25%
    Large Cap Composite                                  0.80%     0.15%     0.30%        1.25%
    Large Cap Value                                      0.80%     0.15%     0.30%        1.25%
    Mid Cap Growth                                       0.85%     0.15%     0.30%        1.30%
    Mid Cap Value                                        0.85%     0.15%     0.30%        1.30%
    Small Cap                                            0.85%     0.15%     0.30%        1.30%
    International Equity                                 1.00%     0.15%     0.30%        1.45%
    Diversified Fixed Income                             0.70%     0.15%     0.30%        1.15%
    Cash Management                                      0.55%     0.15%     0.30%        1.00%
---------------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS
----------------------------------------------------
    Focus Growth*                                        1.00%     0.15%     0.30%        1.45%
    Focus Growth and Income*                             1.00%     0.15%     0.30%        1.45%
    Focus TechNet*                                       1.20%     0.15%     0.30%        1.65%
---------------------------------------------------------------------------------------------------

* This portfolio was not available for sale during the entire fiscal year of the Trust. The percentages are based on estimated amounts for the current fiscal year.

(1) Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Large Cap Growth (1.30%), Large Cap Composite (1.48%), Large Cap Value (1.39%), Mid Cap Growth (1.35%), Mid Cap Value (1.47%), Small Cap (1.45%), International Equity (1.91%), Diversified Fixed Income (1.31%), and Cash Management (2.95%).

               INVESTMENT PORTFOLIO EXPENSES BY SEASONS STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected below after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY(2)
----------------------------------------------------
Growth                                                   0.87%     0.15%     0.12%        1.14%
Moderate Growth                                          0.85%     0.15%     0.12%        1.12%
Balanced Growth                                          0.83%     0.15%     0.16%        1.14%
Conservative Growth                                      0.80%     0.15%     0.21%        1.16%
---------------------------------------------------------------------------------------------------

(2) Absent recoupment of expenses by the adviser for the underlying investment portfolios, you would have incurred the following expenses for the strategies during the last fiscal year: Growth (1.28%), Moderate Growth (1.26%), Balanced Growth (1.25%) and Conservative Growth (1.24%).

IMPORTANT INFORMATION ABOUT PORTFOLIO EXPENSES IF INVESTED IN SEASONS
STRATEGIES:
The Investment Portfolio Expenses table set forth below identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. Each contractholder invested in a SEASONS STRATEGY will incur only a portion of the investment expense of those portfolios in which the SEASONS STRATEGY invests. The table above entitled "Investment Portfolio Expenses by SEASONS STRATEGY" shows an approximation of the total investment expenses a contractholder may incur if invested in each respective SEASONS STRATEGY, after the automatic quarterly rebalancing of such SEASONS STRATEGY as described on page 17. The actual investment expenses incurred by contractholders within a SEASONS STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which such SEASONS STRATEGY is invested.

                         INVESTMENT PORTFOLIO EXPENSES
                   FOR SEASONS STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY UNDERLYING
PORTFOLIOS
    Stock                                                0.85%     0.15%     0.08%        1.08%
    Asset Allocation: Diversified Growth(3)              0.85%     0.15%     0.12%        1.12%
    Multi-Managed Growth                                 0.89%     0.15%     0.15%        1.19%
    Multi-Managed Moderate Growth                        0.85%     0.15%     0.14%        1.14%
    Multi-Managed Income/Equity(3)                       0.81%     0.15%     0.20%        1.16%
    Multi-Managed Income(3)                              0.77%     0.15%     0.28%        1.20%
---------------------------------------------------------------------------------------------------

(3) Absent recoupment of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Asset Allocation:
    Diversified Growth (1.16%), Multi-Managed Income (1.08%) and Multi-Managed Income/Equity (1.09%).

+ The 12b-1 plan became effective on the commencement of sales of the Seasons
  Select(II) contract. Although the 12b-1 fee is reflected in the numbers shown here, it was not in effect for the entire fiscal year ended 2001.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, (assuming the waiver, reimbursement or recoupment will continue for the period shown) if applicable, and you did NOT PARTICIPATE IN THE SEASONS REWARDS PROGRAM:

        (a) If the contract is surrendered at the end of the stated time period.

        (b) If the contract is surrendered and you elect Seasons Estate Advantage and the Income Protector Program.

        (c) If the contract is not surrendered or is annuitized.*

        (d) If the contract is not surrendered and you elect Seasons Estate Advantage and the Income Protector Program.

                                                    TIME PERIODS
----------------------------------------------------------------------------------------
         SELECT PORTFOLIO            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Large Cap Growth                   (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Composite                (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Value                    (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Mid Cap Growth                     (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Mid Cap Value                      (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Small Cap                          (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 International Equity               (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Diversified Fixed Income           (a)  $ 97   (a)  $142   (a)  $180   (a)  $297
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $331
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $297
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $331
 Cash Management                    (a)  $ 95   (a)  $137   (a)  $172   (a)  $282
                                    (b)  $ 99   (b)  $148   (b)  $190   (b)  $316
                                    (c)  $ 25   (c)  $ 77   (c)  $132   (c)  $282
                                    (d)  $ 29   (d)  $ 88   (d)  $150   (d)  $316
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
        FOCUSED PORTFOLIOS           1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Focus Growth                       (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus Growth and Income            (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus TechNet                      (a)  $102   (a)  $157   (a)  $204   (a)  $345
                                    (b)  $105   (b)  $167   (b)  $221   (b)  $376
                                    (c)  $ 32   (c)  $ 97   (c)  $164   (c)  $345
                                    (d)  $ 35   (d)  $107   (d)  $181   (d)  $376
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         SEASONS STRATEGY            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Growth                             (a)  $ 97   (a)  $142   (a)  $179   (a)  $296
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Moderate Growth                    (a)  $ 96   (a)  $141   (a)  $178   (a)  $294
                                    (b)  $100   (b)  $151   (b)  $196   (b)  $328
                                    (c)  $ 26   (c)  $ 81   (c)  $138   (c)  $294
                                    (d)  $ 30   (d)  $ 91   (d)  $156   (d)  $328
 Balanced Growth                    (a)  $ 97   (a)  $142   (a)  $179   (a)  $296
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Conservative Growth                (a)  $ 97   (a)  $142   (a)  $180   (a)  $298
                                    (b)  $100   (b)  $153   (b)  $198   (b)  $332
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $298
                                    (d)  $ 30   (d)  $ 93   (d)  $158   (d)  $332
----------------------------------------------------------------------------------------

* We do not currently charge a surrender charge upon annuitization, unless the contract is annuitized under the Income Protector Program. We will assess any applicable surrender charges upon annuitizations effected using the Income Protector Program as if you had fully surrendered your contract.

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, (assuming the waiver, reimbursement or recoupment will continue for the period shown) if applicable, and YOU ELECTED TO PARTICIPATE IN THE SEASONS REWARDS PROGRAM:

        (a) If the contract is surrendered at the end of the stated time period.

        (b) If the contract is surrendered at the end of the stated time period and you elect Seasons Estate Advantage and Income Protector.

        (c) If the contract is not surrendered or is annuitized at the end of the stated time period.

        (d) If the contract is not surrendered at the end of the stated time period and you elect Seasons Estate Advantage and the Income Protector Program.

                                                    TIME PERIODS
----------------------------------------------------------------------------------------
         SELECT PORTFOLIO            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Large Cap Growth                   (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Composite                (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Value                    (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Mid Cap Growth                     (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Mid Cap Value                      (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Small Cap                          (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 International Equity               (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Diversified Fixed Income           (a)  $117   (a)  $152   (a)  $190   (a)  $297
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $331
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $297
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $331
 Cash Management                    (a)  $115   (a)  $147   (a)  $182   (a)  $282
                                    (b)  $119   (b)  $158   (b)  $200   (b)  $316
                                    (c)  $ 25   (c)  $ 77   (c)  $132   (c)  $282
                                    (d)  $ 29   (d)  $ 88   (d)  $150   (d)  $316
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
        FOCUSED PORTFOLIOS           1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Focus Growth                       (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus Growth and Income            (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus TechNet                      (a)  $122   (a)  $167   (a)  $214   (a)  $345
                                    (b)  $125   (b)  $177   (b)  $231   (b)  $376
                                    (c)  $ 32   (c)  $ 97   (c)  $164   (c)  $345
                                    (d)  $ 35   (d)  $107   (d)  $181   (d)  $376
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         SEASONS STRATEGY            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Growth                             (a)  $117   (a)  $152   (a)  $189   (a)  $296
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Moderate Growth                    (a)  $116   (a)  $151   (a)  $188   (a)  $294
                                    (b)  $120   (b)  $161   (b)  $206   (b)  $328
                                    (c)  $ 26   (c)  $ 81   (c)  $138   (c)  $294
                                    (d)  $ 30   (d)  $ 91   (d)  $156   (d)  $328
 Balanced Growth                    (a)  $117   (a)  $152   (a)  $189   (a)  $296
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Conservative Growth                (a)  $117   (a)  $152   (a)  $190   (a)  $298
                                    (b)  $120   (b)  $163   (b)  $208   (b)  $332
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $298
                                    (d)  $ 30   (d)  $ 93   (d)  $158   (d)  $332
----------------------------------------------------------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and investment portfolio expenses by SELECT PORTFOLIO, FOCUSED PORTFOLIO and SEASONS STRATEGY. We converted the contract administration charge to a percentage (0.09%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000.

2. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.

3. For certain underlying investment portfolios in which the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES invest, the adviser voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets: Multi-Managed Income/Equity Portfolio 1.29%, Multi-Managed Income Portfolio 1.21%, Asset Allocation:
   Diversified Growth Portfolio 1.36%, Large Cap Growth Portfolio 1.25%, Large Cap Composite Portfolio 1.25%, Large Cap Value Portfolio 1.25%, Mid Cap Growth Portfolio 1.30%, Mid Cap Value Portfolio 1.30%, Small Cap Portfolio 1.30%, International Equity Portfolio 1.45%, Diversified Fixed Income Portfolio 1.15%, Focus Growth 1.45% and Cash Management Portfolio 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the adviser and remain in compliance with the foregoing expense limitations.

4. Examples reflecting participation in the Seasons Rewards program reflect surrender charge Schedule B. The total expenses at the end of each period do not take into account any Upfront Deferred Payment Enhancement which may be added to your contract if you elect the Seasons Rewards Program. If you elect the Seasons Rewards Program, your expenses may differ from the information shown here.

5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The historical accumulation unit values for the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES are contained in Appendix A--Condensed Financial Information.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES. The amount of money you accumulate in your contract depends on the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS PAGE 16.

Anchor National issues the Seasons Select(II) Variable Annuity. When you purchase a Seasons Select(II) Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Select(II) may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                   $2,000              $500                  $50
Non-qualified               $5,000              $500                  $50

Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause the total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made. In addition, we may not issue a contract to anyone age 91 or older. Seasons Estate Advantage and Seasons Rewards Program is not available to you if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts, SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS PAGE 16.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

SEASONS REWARDS PROGRAM

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES ON PAGE 30. If you make an early withdrawal of Purchase Payments, we may recoup a portion of any bonuses applicable to any payment withdrawn. SEE EXPENSES, PAGE 29. The Seasons Rewards Program is not available to you if you are age 81 or older at the time of contract issue. Additionally, it may not be approved for sale in your state or through the broker-dealer with which your financial advisor is affiliated. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

Purchase Payments may not be invested in the 6-month or the 1-year Dollar Cost Averaging fixed accounts if you participate in the Seasons Rewards Program. However, you may use the 1-year fixed account option as a Dollar Cost Averaging source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards Program may not perform as well as the contract without the feature.

  ENHANCEMENT LEVELS

The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding to your contract value on the date we receive each subsequent Purchase Payment the amount of that subsequent Purchase Payment.

  UPFRONT PAYMENT ENHANCEMENT

An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

  DEFERRED PAYMENT ENHANCEMENT

A Deferred Payment Enhancement is an amount we may add to your contract on a future date (the "Deferred Payment Enhancement Date"). We calculate the Deferred Payment Enhancement amount, if any, as a percentage of each Purchase Payment (the "Deferred Payment Enhancement Rate"). We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management portfolio.

If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.

90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or any applicable Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution. If applicable, any Deferred Look Back Adjustment will be allocated to the Cash Management portfolio.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit it paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

APPENDIX B provides an example of the 90 Day Window Provision.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

Check with your representative for information on the Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Standard Time (PST) and on the next day's unit value if we receive your money after 1:00 p.m. PST. We calculate an Accumulation Unit for each SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

We will refund to you the value of your contract on the day we receive your request MINUS any applicable Free Look Payment Enhancement Deduction, if you had elected the Seasons Rewards program. The Free Look Payment Enhancement Deduction is equal of the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract MINUS the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

INVESTMENT OPTIONS
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The contract offers variable investment options which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES alone or in concert with the fixed investment options. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES operate similar to a mutual fund but are only available through the purchase of certain variable annuities. A mixture of your investment in the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. SAAMCo, an affiliate of Anchor National, manages Seasons Series Trust. SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

THE PORTFOLIOS

The contract offers nine SELECT PORTFOLIOS, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each SELECT PORTFOLIO invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers, one component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers three FOCUSED PORTFOLIOS. Each multi-managed FOCUSED PORTFOLIO offers you at least two different professional managers, one of which may be SAAMCo, and each of which advises a separate portion of the FOCUSED PORTFOLIO. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the SELECT PORTFOLIOS, and may be subject to greater market risks.

Each underlying PORTFOLIO and the respective managers are:

SELECT PORTFOLIOS                                                 FOCUSED PORTFOLIOS
LARGE CAP GROWTH      MID CAP GROWTH   INTERNATIONAL EQUITY       FOCUS GROWTH
Deutsche              Deutsche         Deutsche                   Fred Alger
Goldman Sachs         T. Rowe Price    Goldman Sachs Int'l        Jennison
Janus                 Wellington       Lord Abbett                Marsico
LARGE CAP COMPOSITE   MID CAP VALUE    DIVERSIFIED FIXED INCOME   FOCUS GROWTH & INCOME
Deutsche              Deutsche         Deutsche                   Marsico
SAAMCo                Goldman Sachs    SAAMCo                     SAAMCo
T. Rowe Price         Lord Abbett      Wellington
                                                                  FOCUS TECHNET
LARGE CAP VALUE       SMALL CAP        CASH MANAGEMENT            Dresdner
Deutsche              Deutsche         SAAMCo                     SAAMCo
T. Rowe Price         Lord Abbett                                 Van Wagoner
Wellington            SAAMCo

PORTFOLIO OPERATION

Each PORTFOLIO is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Focus Growth & Income portfolio and the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each PORTFOLIO will be allocated equally among the three managers for that PORTFOLIO. Each quarter SAAMCo will evaluate the asset allocation between the three managers of each PORTFOLIO. If SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing PORTFOLIO assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the PORTFOLIO.

THE SEASONS STRATEGIES

The contract offers four multi-manager variable investment SEASONS STRATEGIES, each with a different investment objective. We designed the SEASONS STRATEGIES utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each SEASONS STRATEGY is designed to achieve different levels of growth over time.

Each SEASONS STRATEGY invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the SEASONS STRATEGY.

The underlying investment portfolios of Seasons Series Trust in which the SEASONS STRATEGIES invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by SAAMCo and a fixed income component managed by Wellington, LLP. The Growth SEASONS STRATEGY and the Moderate Growth SEASONS STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each SEASONS STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each SEASONS STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each SEASONS STRATEGY initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each SEASONS STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each SEASONS STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each SEASONS STRATEGY. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each SEASONS STRATEGY; and

     - the percentage allocation in which each SEASONS STRATEGY invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any SEASONS STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such SEASONS STRATEGY. Rebalancing a SEASONS STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH                                                             BALANCED GROWTH
      GOAL: Long-term growth of capital, allocating its            GOAL: Focuses on conservation of principal by investing in a
  assets primarily to stocks. This SEASONS STRATEGY may be         more balanced weighting of stocks and bonds, with a
  best suited for those with longer periods to invest.             secondary objective of seeking a high total return. This
                                                                   SEASONS STRATEGY may be best suited for those approaching
  [GROWTH CHART]                                                   retirement and with less tolerance for investment risk.

                                                                   [BALANCED GROWTH CHART]

  UNDERLYING INVESTMENT                                            UNDERLYING INVESTMENT
  PORTFOLIOS & MANAGERS                                            PORTFOLIOS & MANAGERS

  MULTI-MANAGED GROWTH PORTFOLIO                       50%         MULTI-MANAGED INCOME/EQUITY PORTFOLIO                   55%
  Managed by:                                                      Managed by:
    Janus Capital Corporation                                      Janus Capital Corporation
    SunAmerica Asset Management Corp.                              SunAmerica Asset Management Corp.
    Wellington Management Company, LLP                             Wellington Management Company, LLP
  STOCK PORTFOLIO                                      25%         STOCK PORTFOLIO                                         20%
  Managed by T. Rowe Price Associates, Inc.                        Managed by T. Rowe Price Associates, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%         ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by Putnam Investment Management, Inc.                    Managed by Putnam Investment Management, Inc.


MODERATE GROWTH                                                    CONSERVATIVE GROWTH
      GOAL: Growth of capital through investments in               GOAL: Capital preservation while maintaining some potential
  equities, with a secondary objective of conservation of          for growth over the long term. This SEASONS STRATEGY may be
  principal by allocating more of its assets to bonds than         best suited for those with lower investment risk tolerance.
  the Growth SEASONS STRATEGY. This SEASONS STRATEGY may be
  best suited for those nearing retirement years but still         [CONSERVATIVE GROWTH CHART]
  earning income.
                                                                   UNDERLYING INVESTMENT
  [MODERATE GROWTH CHART]                                          PORTFOLIOS & MANAGERS

  UNDERLYING INVESTMENT                                            MULTI-MANAGED INCOME PORTFOLIO                          60%
  PORTFOLIOS & MANAGERS                                            Managed by:
                                                                   Janus Capital Corporation
  MULTI-MANAGED MODERATE GROWTH PORTFOLIO              55%         SunAmerica Asset Management Corp.
  Managed by:                                                      Wellington Management Company, LLP
    Janus Capital Corporation                                      STOCK PORTFOLIO                                         15%
    SunAmerica Asset Management Corp.                              Managed by T. Rowe Price Associates, Inc.
    Wellington Management Company, LLP                             ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  STOCK PORTFOLIO                                      20%         Managed by Putnam Investment Management, Inc.
  Managed by T. Rowe Price Associates, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%
  Managed by Putnam Investment Management, Inc.

FIXED INVESTMENT OPTIONS

The contract also offers seven fixed investment options (five fixed investment options if you enroll in the Seasons Rewards Program). Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed investment options. We currently offer fixed investment options for periods of one, three, five, seven and ten years, which we call guarantee periods. In Maryland, Oregon and Washington only the one year fixed account option is available. Additionally, if you do not elect to enroll in the Seasons Rewards Program, you have the option of allocating your money to the 6-month and/or 1-year DCA fixed account. We guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on the Dollar Cost Averaging Program on page 21 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Rates for specified payments are declared at the beginning of the guarantee period and do not change during the specified period.

There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - CURRENT RATE: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - RENEWAL RATE: Rate credited to money remaining in a fixed account after expiration of a guarantee period and money transferred from a fixed account or one of the SEASONS STRATEGIES, SELECT PORTFOLIOS or FOCUSED PORTFOLIOS into a fixed account.

Each of these rates may differ from one another. Although once declared the applicable rate is guaranteed until your guarantee period expires.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an effective rate of 3%. SEE DOLLAR COST AVERAGING ON PAGE 22 for more information.

When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate money to another fixed investment option (other than the DCA fixed accounts) or to any of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES). If you want to reallocate your money, you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate your money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

For contracts issued in the state of Oregon the withdrawal charge schedule applied to amounts withdrawn from the one year fixed account declines over seven years as follows 6%, 5%, 4%, 3%, 2%, 1%, 0%.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED INVESTMENT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN MARYLAND, OREGON AND WASHINGTON AND MAY NOT BE AVAILABLE IN OTHER STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION. THIS DISCUSSION DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the 3, 5, 7 or 10 year fixed investment options before the end of the guarantee period, we make an adjustment to your contract (the "market value adjustment" or "MVA"). This market value adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring a market value adjustment.

We will not assess a market value adjustment against withdrawals made (1) to pay a death benefit; (2) to pay contract fees and charges; or (3) to begin the Income Phase of your contract on the latest Annuity Date.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed investment option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal or transfer. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. On the other hand, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer amount. Where the market value adjustments is positive, we add the adjustment to your withdrawal amount or transfer amount. For withdrawals under the systematic withdrawal program that result in a negative market value adjustment, the MVA amount will be deducted from your withdrawal.

The 1-year fixed investment option and the DCA fixed accounts do not impose a market value adjustment. These fixed investment options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see APPENDIX C for more information on how we calculate the market value adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer money among the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S), SEASONS STRATEGY(IES) and the fixed investment options by written request or by telephone. Additionally, you may access your account and request transfers through our website, www.sunamerica.com. Funds already in your contract cannot be transferred into the DCA fixed accounts. You may make transfers among the investment options without incurring a transfer charge. Transfers out of a 3, 5, 7 or 10 year fixed investment option may be subject to a market value adjustment.

The minimum amount you can transfer is $100, or a lesser amount if you transfer the entire balance from a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or a fixed investment option. Any money remaining in a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed investment option after making a transfer must equal at least $100. Your request for transfer must clearly state which investment option(s) are involved and the amount you want to transfer. Please see the section on Dollar Cost Averaging on page 21 for specific rules regarding the DCA fixed accounts.

We will accept transfers by telephone and/or the internet unless you specify otherwise on your contract application. When receiving telephone and/or the internet account transfers, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 32.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that such third party has been appointed by a court of competent jurisdiction to act on your behalf; or such third party is a trustee/fiduciary appointed, by you or for you, to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the variable investment options. Under the program you systematically transfer a set dollar amount or percentage from any SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY or the 1-year fixed account option (source accounts) to any other SELECT PORTFOLIO, FOCUSED PORTFOLIO or SEASONS STRATEGY. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing.

We also offer the 6-month and a 1-year DCA fixed accounts exclusively to facilitate this program. If you elect to participate in the Seasons Rewards Program, the 6-month and 1-year DCA fixed accounts are not available under your contract. The DCA fixed accounts only accept new Purchase Payments. You can not transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected. The minimum transfer amount if you use the 6-month or 1-year DCA fixed accounts to provide dollar cost averaging is $100.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

     - the total amount of money allocated to the account, and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months. You may terminate your DCA program at any time. If money remains in the DCA fixed account, we transfer the remaining money to the 1-year fixed investment option, unless we receive different instructions from you.

In Oregon, the withdrawal schedule applicable to funds placed in the DCA fixed accounts is 6% for the period when those funds are in the DCA fixed accounts. Once those funds are moved into the target accounts they are subject to the standard withdrawal charge schedule.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

    Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value SELECT PORTFOLIO over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

QUARTER    ACCUMULATION UNIT    UNITS PURCHASED
-------    -----------------    ---------------
   1            $ 7.50                100
   2            $ 5.00                150
   3            $10.00                 75
   4            $ 7.50                100
   5            $ 5.00                150
   6            $ 7.50                100

    You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the SEASONS STRATEGIES, SELECT PORTFOLIOS and/or FOCUSED PORTFOLIOS to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. We reserve the right to modify, suspend or terminate this program at any time.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.

     EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the underlying portfolios become unavailable for investment, we may be required to substitute shares of another investment portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 32.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 29. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in any SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

If you participate in the Seasons Rewards Program, you will not receive any applicable Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ON PAGE 13.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

     2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

     1. Your penalty-free earnings, or;

     2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

     1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

     2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program, Income Protector Program or Seasons Estate Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)
B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (4%) [B X C = $4,000]
D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES ON PAGE 36 for a more detailed explanation.

DEATH BENEFIT
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If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you are in the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS ON PAGE 32.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid.

The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION ON PAGE 29. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and Seasons Estate Advantage which offers a choice between two optional enhanced death benefits, along with an Earnings Advantage feature, for an additional fee. If you choose Seasons Estate Advantage, you must do so at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal.

To calculate the adjustment amount for a withdrawal, you first determine the percentage by which the contract value is reduced by the withdrawal, on the date of the withdrawal. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The percentage amount is then multiplied by the amount of Net Purchase Payments immediately before the withdrawal to get the adjustment amount. This amount is subtracted from the amount of Net Purchase Payment(s) immediately before the withdrawal.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

If Seasons Rewards is elected, any payment enhancements are not considered Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE

The Seasons Estate Advantage is an optional feature that offers a choice between two enhanced death benefits, each of which includes an Earnings Advantage component. You must elect Seasons Estate Advantage at the time we issue your contract and once elected it cannot be terminated by you. Seasons Estate Advantage is not available if you are age 81 or older at the time of contract issue.

If you elect Seasons Estate Advantage, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and
     B. is the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options:

1. 5% Accumulation Option--the death benefit is the greater of:

   a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the

     80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

      If you die after the latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Seasons Estate Advantage.

2. Maximum Anniversary Value Option--the death benefit is the greater of:

   a. Net Purchase Payments; or
   b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

      If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from Season's Estate Advantage.

B. Earnings Advantage Benefit:

The Earnings Advantage benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

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                                        EARNINGS ADVANTAGE                              MAXIMUM
    CONTRACT YEAR OF DEATH                  PERCENTAGE                       EARNINGS ADVANTAGE PERCENTAGE
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 Years 0-4                               25% of earnings             25% of Net Purchase Payments
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 Years 5-9                               40% of earnings             40% of Net Purchase Payments*
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 Years 10+                               50% of earnings             50% of Net Purchase Payments*
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* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage amount is subject to a maximum. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the Earnings Advantage benefit will only be paid if your date of death is prior to your latest Annuity Date.

We assess a fee for Seasons Estate Advantage. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/ or SEASONS STRATEGY(IES). This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS ESTATE ADVANTAGE FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATION FOLLOWING A SPOUSAL CONTINUATION. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix D. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of Seasons Estate Advantage and the available death benefit will be the Standard Death Benefit. We will terminate Seasons Estate Advantage if the Continuing Spouse is age 81 or older on the Continuation Date and the available death benefit will be the Standard Death Benefit. If Seasons Estate Advantage is not terminated or discontinued and the Continuing Spouse dies after the latest Annuity Date, the available death benefit will be the Standard Death Benefit (if the 5% Accumulation option applied) or contract value at the time we receive satisfactory proof of death (if the Maximum Anniversary option applied.)

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually of the value of your contract invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). We deduct the charge daily, on a pro-rata basis, from the value of your contract allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 24. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

       WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM (SCHEDULE A)

      YEAR          1     2     3     4     5     6     7     8
-----------------  ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    7%    6%    6%    5%    4%    3%    2%    0%

        WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM (SCHEDULE B)

      YEAR          1     2     3     4     5     6     7     8     9    10
-----------------  ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you elect to participate in the Seasons Rewards Program, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

The Seasons Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor investment management fees are higher on the Seasons Rewards Program than the contract without election of the Seasons Rewards Program.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 36.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) for the advisory and other expenses of the portfolios. SEE FEE TABLES ON PAGE 6.

Service Fees

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The service fee of 0.15% (also known as a 12b-1 fee) is used generally to pay financial intermediaries for services provided over the life of the contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

You may make transfers between investment options, without incurring a transfer charge. However, we reserve the right to charge a fee for such transfers in the future.

SEASONS ESTATE ADVANTAGE FEE

Please see page 29 of this prospectus for additional information regarding the Seasons Estate Advantage fee.

OPTIONAL INCOME PROTECTOR FEE

Please see page 35 of this prospectus for additional information regarding the Income Protector fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX E provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact Our Annuity Service Center for more information.

If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ON PAGE 13.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 36.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing. See the INCOME PROTECTOR section below for information regarding taking income under that feature.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

Your income payments will vary if you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity date depending on four factors:

     - for life options, your age when payments begin,

     - the value of your contract in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) on the Annuity Date,

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

     - the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity Date, the allocation of funds between the fixed accounts and SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted between the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and SEASONS STRATEGY(IES). No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

INCOME PROTECTOR

You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the Program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

Generally, for Qualified contracts:

     - for the Life Annuity with 10 years guaranteed, you must annuitize before age 79, and;

     - for the Joint and 100% Survivor Annuity with 20 years guaranteed, both annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.

You may wish to consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, if you fully surrender your contract prior to your contract anniversary, we will deduct the fee at the time of surrender based on your Income Benefit Base as of the surrender date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-qualified contract with no further premiums, no withdrawals, and no premium taxes, no election of Seasons Rewards or Seasons Estate Advantage and the election of the Income Protector program at contract issue.

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                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
 IF AT ISSUE YOU ARE...                1-8                 9                  10                 15                 20
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  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
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  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
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  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
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*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector program may not be available in all states. Check with your financial advisor for availability in your state.

We reserve the right to modify, suspend or terminate the program at any time.

TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age
59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher education expenses (as defined in federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the federal tax code); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under 403(b) or to a custodial account under section 403(b)(7).

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from Qualified contracts by April 1, of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs the calendar year in which you retire. Minimum distributions are not required in a Roth IRA, during your lifetime. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semi-annual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change, modify or discontinue the service at any time.

DIVERSIFICATION

The federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
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From time to time we will advertise the performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. These performance numbers do not indicate future results.

We may show performance of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA, Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA, Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the variable Portfolios.

OTHER INFORMATION
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ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corporation and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National. Assets in the Separate Account are not guaranteed by Anchor National.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.5% of your Purchase Payments. Contracts sold with the Seasons Rewards Program may result in our paying a lower commission. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
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The consolidated financial statements of Anchor National Life Insurance Company as of December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the one year ended September 30, 1998, and the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Select(II) Variable Annuity at April 30, 2001, and for the period from October 16, 2000 (inception) to April 30, 2001, are also presented in this Statement of Additional Information, and are incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    9
Annuity Unit Values.........................................   10
Taxes.......................................................   13
Distribution of Contracts...................................   18
Financial Statements........................................   18

APPENDIX A - CONDENSED FINANCIAL INFORMATION
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                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SEASONS STRATEGIES                 3/31/99       3/31/00     4/30/00       4/30/2001
--------------------------------------------  ------------   ---------   ---------   ---------------
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Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      15.05          15.89       21.30    (a)      20.24
                                                                                      (b)      20.24
  End AUV...................................      15.89          21.30       20.24    (a)      17.04
                                                                                      (b)      17.02
  Ending Number of AUs......................     31,169      1,653,495   1,871,300    (a)    398,040
                                                                                      (b)  1,431,268
----------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      14.25          15.09       19.48    (a)      18.62
                                                                                      (b)      18.62
  End AUV...................................      15.09          19.48       18.62    (a)      16.29
                                                                                      (b)      16.27
  Ending Number of AUs......................     93,136      1,559,019   1,760,865    (a)    483,256
                                                                                      (b)  1,692,012
----------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      13.80          14.05       16.68    (a)      16.11
                                                                                      (b)      16.11
  End AUV...................................      14.05          16.68       16.11    (a)      14.97
                                                                                      (b)      14.96
  Ending Number of AUs......................     85,553        991,695   1,061,795    (a)    375,068
                                                                                      (b)  1,049,088
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date:
  4/15/97)
  Beginning AUV.............................      13.03          13.21       14.89    (a)      14.50
                                                                                      (b)      14.50
  End AUV...................................      13.21          14.89       14.50    (a)      14.13
                                                                                      (b)      14.10
  Ending Number of AUs......................     33,892        623,175     629,067    (a)    181,135
                                                                                      (b)    795,377
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

        AUV-Accumulation Unit Value

        AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00       4/30/2001
--------------------------------------------  ------------   ---------   ---------   ---------------
----------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.68       14.94    (a)      13.99
                                                                                      (b)      13.99
  End AUV...................................      10.68          14.94       13.99    (a)      10.12
                                                                                      (b)      10.11
  Ending Number of AUs......................     85,647      1,058,317   1,158,071    (a)    138,746
                                                                                      (b)  1,108,465
----------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.41       12.88    (a)      12.30
                                                                                      (b)      12.30
  End AUV...................................      10.41          12.88       12.30    (a)      10.42
                                                                                      (b)      10.40
  Ending Number of AUs......................     33,347        316,855     361,941    (a)     30,196
                                                                                      (b)    397,804
----------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.32       10.75    (a)      10.79
                                                                                      (b)      10.79
  End AUV...................................      10.32          10.75       10.79    (a)      12.35
                                                                                      (b)      12.34
  Ending Number of AUs......................     34,004        531,732     571,490    (a)    110,091
                                                                                      (b)    899,551
----------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.62       18.41    (a)      16.85
                                                                                      (b)      16.85
  End AUV...................................      10.62          18.41       16.85    (a)      13.69
                                                                                      (b)      13.67
  Ending Number of AUs......................     27,096        529,844     612,249    (a)     80,629
                                                                                      (b)    678,174
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

        AUV-Accumulation Unit Value

        AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00       4/30/2001
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.10       10.93    (a)      11.14
                                                                                      (b)      11.14
  End AUV...................................      10.10          10.93       11.14    (a)      14.20
                                                                                      (b)      14.18
  Ending Number of AUs......................     11,278        297,306     318,151    (a)     98,363
                                                                                      (b)    598,874
----------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.35       15.00    (a)      13.56
                                                                                      (b)      13.56
  End AUV...................................      10.35          15.00       13.56    (a)      11.20
                                                                                      (b)      11.19
  Ending Number of AUs......................     22,807        432,850     481,239    (a)     61,891
                                                                                      (b)    499,597
----------------------------------------------------------------------------------------------------
International Equity (Inception Date:
  3/1/99)
  Beginning AUV.............................      10.00          10.51       13.61    (a)      12.46
                                                                                      (b)      12.46
  End AUV...................................      10.51          13.61       12.46    (a)       9.61
                                                                                      (b)       9.60
  Ending Number of AUs......................     23,961        314,634     384,946    (a)     87,318
                                                                                      (b)    532,261
----------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date:
  3/10/99)
  Beginning AUV.............................      10.00          10.02       10.00    (a)       9.96
                                                                                      (b)       9.96
  End AUV...................................      10.02          10.00        9.96    (a)      10.57
                                                                                      (b)      10.56
  Ending Number of AUs......................     31,762        474,014     513,721    (a)    217,162
                                                                                      (b)    732,849
----------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning AUV.............................      10.00          10.00       10.32    (a)      10.35
                                                                                      (b)      10.35
  End AUV...................................      10.00          10.32       10.35    (a)      10.77
                                                                                      (b)      10.76
  Ending Number of AUs......................        970        380,169     235,608    (a)    713,829
                                                                                      (b)  1,188,716
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

        AUV-Accumulation Unit Value

        AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             FOCUSED PORTFOLIOS                 3/31/99       3/31/00     4/30/00       4/30/2001
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Focus Growth* (7/7/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       7.64
                                                                                      (b)       7.63
  Ending Number of AUs......................          0              0           0    (a)    336,517
                                                                                      (b)  1,598,717
----------------------------------------------------------------------------------------------------
Focus Growth and Income** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       9.35
                                                                                      (b)       8.94
  Ending Number of AUs......................          0              0           0    (a)     22,928
                                                                                      (b)    197,045
----------------------------------------------------------------------------------------------------
Focus TechNet** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       6.33
                                                                                      (b)       7.01
  Ending Number of AUs......................          0              0           0    (a)     55,512
                                                                                      (b)    233,849

       * This portfolio was not available for sale in this product until July 5, 2000.

      ** This portfolio was not available for sale in this product until
         December 29, 2000.
     ---------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

The following examples assume an initial $125,000 Purchase Payment is made and that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart:

--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
       ENHANCEMENT LEVEL         ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $100,000                         2%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $100,000 - $499,999                    2%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------
 $500,000 - more                        2%                 2%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive, as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date. The Deferred Payment Enhancement Rate may increase, decrease or be eliminated at any time.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     (1) Your contract value on your 5th contract anniversary is $190,000.

     (2) You request a withdrawal of $75,000 on your 5th contract anniversary.

     (3) No subsequent Purchase Payments have been made.

     (4) No prior withdrawals have been taken.

     (5) Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6% or $114,500 of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     (1) No withdrawal in the first 90 days.

     (2) Initial Purchase Payment of $50,000 on November 1, 2000.

     (3) Subsequent Purchase Payment of $50,000 on January 15, 2001.

     (4) Subsequent Purchase Payment of $25,000 on January 28, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENT RECEIVED

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             0%       N/A
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $125,000. According to the Enhancement Levels in effect at the time this contract was issued, a $125,000 Purchase Payment would have received a 2% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             1%       November 1, 2009
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

APPENDIX C - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                            [(1+I/(1+J+L)](N/12) - 1

                      The market value adjustment formula
                          may differ in certain states
where:

              I is the interest rate you are earning on the money invested in the fixed investment option;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

              L is equal to 0.005, except in Florida where it is equal to .0025.

              N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=12); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 4%.

The market value adjustment factor is

                               = [(1+I/(1+J+0.005)](N/12) - 1

                               = [(1.05)/(1.04+0.005)](12/12) - 1

                               = (1.004785)(1) - 1

                               = 1.004785 - 1

                               = +0.004785

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (+0.004785) = +$19.14

$19.14 represents the market value adjustment that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 6%.

The market value adjustment factor is

                               = [(1+I)/(1+J+0.005)](N/12) - 1

                               = [(1.05)/(1.06+0.005)](12/12) - 1

                               = (0.985915)(1) - 1

                               = 0.985915 - 1

                               = -0.014085

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

Capitalized terms used in the Appendix have the same meaning as they have in the Death Benefit section starting on page 26 of the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Seasons Estate Advantage is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options for Spousal Continuation:

     1. 5% Accumulation Option--the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the original contract issue date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

     2. Maximum Anniversary Value Option--if the Continuing Spouse is younger than age 90 at the time of death, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

B. Earnings Advantage Benefit for Spousal Continuation:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Seasons Estate Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

-------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
-------------------------------------------------------------------------------------------
 Years [0-4]             [25%] of earnings    [25%] of Continuation Net Purchase Payments
-------------------------------------------------------------------------------------------
 Years [5-9]             [40%] of earnings    [40%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------
 Years [10+]             [50%] of earnings    [50%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM EARNINGS ADVANTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage Amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage Amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX E - PREMIUM TAXES
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED   NON-QUALIFIED
                           STATE                              CONTRACT      CONTRACT
                           -----                              ---------   -------------
California..................................................    0.50%         2.35%
Maine.......................................................       0%         2.00%
Nevada......................................................       0%         3.50%
South Dakota................................................       0%         1.25%
West Virginia...............................................    1.00%         1.00%
Wyoming.....................................................       0%         1.00%

Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed:

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT FIVE
--------------------------------------------------------------------------------

                               SUPPLEMENT TO THE
               SEASONS SELECT II SEASONS REWARDS VARIABLE ANNUITY
                         PROSPECTUS DATED JULY 27, 2001

The portion of the prospectus relating to the Seasons Rewards feature located on pages 13-15 is supplemented with the following:

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels and Upfront Payment Enhancement Rate are as follows:


-----------------------------------------------------------------------------------------------------------------
                               UPFRONT PAYMENT ENHANCEMENT        DEFERRED PAYMENT             DEFERRED PAYMENT
      ENHANCEMENT LEVEL                    RATE                   ENHANCEMENT RATE             ENHANCEMENT DATE
-----------------------------------------------------------------------------------------------------------------
Under $ 500,000                             4%                           0%                           N/A
-----------------------------------------------------------------------------------------------------------------
$500,000 - more                             5%                           0%                           N/A
-----------------------------------------------------------------------------------------------------------------

Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are currently not offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The Date on which you may receive any applicable future Deferred Payment Enhancement may change; it may be less than nine years or greater than nine years.



Date: July 27, 2001



                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

                            (Seasons Select II LOGO)

                                   PROSPECTUS
                                 July 27, 2001

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

The annuity contract has 21 investment choices - 5 fixed investment options which offer interest rates guaranteed by Anchor National for different periods of time, 9 variable investment SELECT PORTFOLIOS, 3 variable investment FOCUSED PORTFOLIOS and 4 variable investment SEASONS STRATEGIES:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
        LARGE CAP GROWTH                            FOCUS GROWTH                                       GROWTH
       LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME                             MODERATE GROWTH
         LARGE CAP VALUE                           FOCUS TECHNET                                  BALANCED GROWTH
         MID CAP GROWTH                                                                         CONSERVATIVE GROWTH
          MID CAP VALUE
            SMALL CAP
      INTERNATIONAL EQUITY
    DIVERSIFIED FIXED INCOME
         CASH MANAGEMENT

              all of which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
    DEUTSCHE ASSET MANAGEMENT                  FRED ALGER MANAGEMENT                     PUTNAM INVESTMENT MANAGEMENT, INC.
 GOLDMAN SACHS ASSET MANAGEMENT                 JENNISON ASSOCIATES                        T. ROWE PRICE ASSOCIATES, INC.
    JANUS CAPITAL CORPORATION              MARSICO CAPITAL MANAGEMENT LLC                    JANUS CAPITAL CORPORATION
     LORD, ABBETT & COMPANY                  DRESDNER RCM GLOBAL FUNDS                      SUNAMERICA ASSET MANAGEMENT
           CORPORATION                SUNAMERICA ASSET MANAGEMENT CORPORATION            WELLINGTON MANAGEMENT COMPANY, LLP
   SUNAMERICA ASSET MANAGEMENT             VANWAGONER CAPITAL MANAGEMENT
           CORPORATION
 T. ROWE PRICE ASSOCIATES, INC.
 GOLDMAN SACHS ASSET MANAGEMENT/
 GOLDMAN SACHS ASSET MANAGEMENT
              INT'L
 WELLINGTON MANAGEMENT COMPANY,
               LLP

You can put your money into any one or all of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Select(II) Variable Annuity. This variable annuity provides an optional payment enhancement program called "Seasons Rewards." Your withdrawal charge schedule will be longer and greater than other contracts that may be available without the Seasons Rewards program. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 38 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended December 31, 2000, and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 are incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

     Anchor National Life Insurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    The Optional Income Protector Fee.......................    6
    The Optional Seasons Estate Advantage Fee...............    6
    Investment Portfolio Expenses of Portfolios and Seasons
     Strategies.............................................    6
EXAMPLES....................................................    8
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................   10
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   11
    Allocation of Purchase Payments.........................   11
    Seasons Rewards Program.................................   11
    Accumulation Units......................................   13
    Free Look...............................................   13
INVESTMENT OPTIONS..........................................   14
    Variable Investment Options.............................   14
      The PORTFOLIOS........................................   14
      The SEASONS STRATEGIES................................   15
    Market Value Adjustment.................................   18
    Transfers During the Accumulation Phase.................   19
    Dollar Cost Averaging...................................   20
    Asset Allocation Rebalancing Program....................   20
    Principal Advantage Program.............................   21
    Voting Rights...........................................   21
    Substitution............................................   21
ACCESS TO YOUR MONEY........................................   21
    Free Withdrawal Provision...............................   22
    Systematic Withdrawal Program...........................   23
    Minimum Contract Value..................................   23
    Qualified Contract Owners...............................   23
DEATH BENEFIT...............................................   23
    Standard Death Benefit..................................   24
    Seasons Estate Advantage................................   24
    Spousal Continuation....................................   26
EXPENSES....................................................   27
    Insurance Charges.......................................   27
    Withdrawal Charges......................................   27
    Investment Charges......................................   27
    Contract Maintenance Fee................................   28
    Transfer Fee............................................   28
    Seasons Estate Advantage Fee............................   28
    Optional Income Protector Fee...........................   28
    Premium Tax.............................................   28
    Income Taxes............................................   28
    Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   28
INCOME OPTIONS..............................................   29
    Annuity Date............................................   29
    Income Options..........................................   29
    Allocation of Annuity Payments..........................   30
    Transfers During the Income Phase.......................   31
    Deferment of Payments...................................   31
    Income Protector........................................   31
TAXES.......................................................   33
    Annuity Contracts in General............................   33
    Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   34
    Tax Treatment of Distributions--Qualified Contracts.....   34
    Tax Treatment of Death Benefits.........................   34
    Minimum Distributions...................................   35
    Diversification.........................................   35
PERFORMANCE.................................................   35
OTHER INFORMATION...........................................   36
    Anchor National.........................................   36
    The Separate Account....................................   36
    Custodian...............................................   36
    The General Account.....................................   36
    Distribution of the Contract............................   37
    Administration..........................................   37
    Legal Proceedings.......................................   37
INDEPENDENT ACCOUNTANTS.....................................   37
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   38
APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
APPENDIX B--SEASONS REWARDS PROGRAM EXAMPLES................  B-1
APPENDIX C--MARKET VALUE ADJUSTMENT.........................  C-1
APPENDIX D--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  D-1
APPENDIX E--PREMIUM TAXES...................................  E-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company ("Anchor National"), We, Us, the issuer of this annuity contract.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PAYMENT ENHANCEMENT(S)--The amount(s) allocated to your contract by Us under the Seasons Rewards Program. Payment enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PORTFOLIO(S)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SELECT and FOCUSED PORTFOLIO has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SEASONS STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in the Select Portfolios, Focused Portfolios and/or pre-allocated Strategies ("Variable Portfolios") and fixed account options. The Seasons Rewards program of the contract can provide you with Payment Enhancements to invest in your contract in exchange for a longer withdrawal charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. You receive any again and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for nine complete years if withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. PRODUCTS WITHOUT THE SEASONS REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE CONTRACT WITH THE SEASONS REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE SEASONS REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

SEASONS SELECT(II) VARIABLE ANNUITY FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

       YEARS:           1     2     3     4     5     6     7     8     9    10
                         9%    8%    7%    6%    6%    5%    4%    3%    2%    0%

Contract Maintenance
Charge..............  $35 each year ($30 in North
                      Dakota) (waived for contracts
                      over $50,000)

ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge..........................  0.90%
Expense Risk Charge............................  0.35%
Distribution Expense Charge....................  0.15%
                                                 ----
         Total Separate Account Expenses.......  1.40%

THE OPTIONAL INCOME PROTECTOR FEE
(The Income Protector Program is optional and if elected the fee is deducted annually from your contract value.)

Fee as a percentage of your
 Income Benefit Base*..........  0.10%

* The Income Benefit Base is calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding purchase payments made since the prior contract anniversary, less proportional withdrawals since the prior contract anniversary and fees and charges applicable to those withdrawals.

THE OPTIONAL SEASONS ESTATE ADVANTAGE FEE
(Seasons Estate Advantage, which offers a choice of two enhanced death benefits and an Earnings Advantage benefit, is optional and, if elected, the fee is an annualized charge that is deducted daily from your contract value.)

Fee as a percentage of
 your daily net asset value....  0.25%

                         INVESTMENT PORTFOLIO EXPENSES
(as a percentage of daily net asset value after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31,
                                     2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SELECT PORTFOLIOS(1)
----------------------------------------------------
    Large Cap Growth                                     0.80%     0.15%     0.30%        1.25%
    Large Cap Composite                                  0.80%     0.15%     0.30%        1.25%
    Large Cap Value                                      0.80%     0.15%     0.30%        1.25%
    Mid Cap Growth                                       0.85%     0.15%     0.30%        1.30%
    Mid Cap Value                                        0.85%     0.15%     0.30%        1.30%
    Small Cap                                            0.85%     0.15%     0.30%        1.30%
    International Equity                                 1.00%     0.15%     0.30%        1.45%
    Diversified Fixed Income                             0.70%     0.15%     0.30%        1.15%
    Cash Management                                      0.55%     0.15%     0.30%        1.00%
---------------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS
----------------------------------------------------
    Focus Growth*                                        1.00%     0.15%     0.30%        1.45%
    Focus Growth and Income*                             1.00%     0.15%     0.30%        1.45%
    Focus TechNet*                                       1.20%     0.15%     0.30%        1.65%
---------------------------------------------------------------------------------------------------

* This portfolio was not available for sale during the entire fiscal year of the Trust. The percentages are based on estimated amounts for the current fiscal year.

(1) Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Large Cap Growth (1.30%), Large Cap Composite (1.48%), Large Cap Value (1.39%), Mid Cap Growth (1.35%), Mid Cap Value (1.47%), Small Cap (1.45%), International Equity (1.91%), Diversified Fixed Income (1.31%), and Cash Management (2.95%).

               INVESTMENT PORTFOLIO EXPENSES BY SEASONS STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected below after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY(2)
----------------------------------------------------
Growth                                                   0.87%     0.15%     0.12%        1.14%
Moderate Growth                                          0.85%     0.15%     0.12%        1.12%
Balanced Growth                                          0.83%     0.15%     0.16%        1.14%
Conservative Growth                                      0.80%     0.15%     0.21%        1.16%
---------------------------------------------------------------------------------------------------

(2) Absent recoupment of expenses by the adviser for the underlying investment portfolios, you would have incurred the following expenses for the strategies during the last fiscal year: Growth (1.28%), Moderate Growth (1.26%), Balanced Growth (1.25%) and Conservative Growth (1.24%).

IMPORTANT INFORMATION ABOUT PORTFOLIO EXPENSES IF INVESTED IN SEASONS
STRATEGIES:
The Investment Portfolio Expenses table set forth below identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. Each contractholder invested in a SEASONS STRATEGY will incur only a portion of the investment expense of those portfolios in which the SEASONS STRATEGY invests. The table above entitled "Investment Portfolio Expenses by SEASONS STRATEGY" shows an approximation of the total investment expenses a contractholder may incur if invested in each respective SEASONS STRATEGY, after the automatic quarterly rebalancing of such SEASONS STRATEGY as described on page 18. The actual investment expenses incurred by contractholders within a SEASONS STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which such SEASONS STRATEGY is invested.

                         INVESTMENT PORTFOLIO EXPENSES
                   FOR SEASONS STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY UNDERLYING
PORTFOLIOS
    Stock                                                0.85%     0.15%     0.08%        1.08%
    Asset Allocation: Diversified Growth(3)              0.85%     0.15%     0.12%        1.12%
    Multi-Managed Growth                                 0.89%     0.15%     0.15%        1.19%
    Multi-Managed Moderate Growth                        0.85%     0.15%     0.14%        1.14%
    Multi-Managed Income/Equity(3)                       0.81%     0.15%     0.20%        1.16%
    Multi-Managed Income(3)                              0.77%     0.15%     0.28%        1.20%
---------------------------------------------------------------------------------------------------

(3) Absent recoupment of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Asset Allocation:
    Diversified Growth (1.16%), Multi-Managed Income (1.08%) and Multi-Managed Income/Equity (1.09%).

+ The 12b-1 plan became effective on the commencement of sales of the Seasons
  Select(II) contract. Although the 12b-1 fee is reflected in the numbers shown here, it was not in effect for the entire fiscal year ended 2001.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, (assuming the waiver, reimbursement or recoupment will continue for the period shown) if applicable:

        (a) If the contract is surrendered at the end of the stated time period.

        (b) If the contract is surrendered at the end of the stated time period and you elect Seasons Estate Advantage and Income Protector.

        (c) If the contract is not surrendered or is annuitized at the end of the stated time period.

        (d) If the contract is not surrendered at the end of the stated time period and you elect Seasons Estate Advantage and the Income Protector Program.

                                                    TIME PERIODS
----------------------------------------------------------------------------------------
         SELECT PORTFOLIO            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Large Cap Growth                   (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Composite                (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Value                    (a)  $118   (a)  $155   (a)  $195   (a)  $307
                                    (b)  $121   (b)  $165   (b)  $212   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Mid Cap Growth                     (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Mid Cap Value                      (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Small Cap                          (a)  $118   (a)  $156   (a)  $197   (a)  $312
                                    (b)  $122   (b)  $167   (b)  $214   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 International Equity               (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Diversified Fixed Income           (a)  $117   (a)  $152   (a)  $190   (a)  $297
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $331
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $297
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $331
 Cash Management                    (a)  $115   (a)  $147   (a)  $182   (a)  $282
                                    (b)  $119   (b)  $158   (b)  $200   (b)  $316
                                    (c)  $ 25   (c)  $ 77   (c)  $132   (c)  $282
                                    (d)  $ 29   (d)  $ 88   (d)  $150   (d)  $316
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
        FOCUSED PORTFOLIOS           1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Focus Growth                       (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus Growth and Income            (a)  $120   (a)  $161   (a)  $205   (a)  $326
                                    (b)  $123   (b)  $171   (b)  $222   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus TechNet                      (a)  $122   (a)  $167   (a)  $214   (a)  $345
                                    (b)  $125   (b)  $177   (b)  $231   (b)  $376
                                    (c)  $ 32   (c)  $ 97   (c)  $164   (c)  $345
                                    (d)  $ 35   (d)  $107   (d)  $181   (d)  $376
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         SEASONS STRATEGY            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Growth                             (a)  $117   (a)  $152   (a)  $189   (a)  $296
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Moderate Growth                    (a)  $116   (a)  $151   (a)  $188   (a)  $294
                                    (b)  $120   (b)  $161   (b)  $206   (b)  $328
                                    (c)  $ 26   (c)  $ 81   (c)  $138   (c)  $294
                                    (d)  $ 30   (d)  $ 91   (d)  $156   (d)  $328
 Balanced Growth                    (a)  $117   (a)  $152   (a)  $189   (a)  $296
                                    (b)  $120   (b)  $162   (b)  $207   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Conservative Growth                (a)  $117   (a)  $152   (a)  $190   (a)  $298
                                    (b)  $120   (b)  $163   (b)  $208   (b)  $332
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $298
                                    (d)  $ 30   (d)  $ 93   (d)  $158   (d)  $332
----------------------------------------------------------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and investment portfolio expenses by SELECT PORTFOLIO, FOCUSED PORTFOLIO and SEASONS STRATEGY. We converted the contract administration charge to a percentage (0.09%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000.

2. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.

3. For certain underlying investment portfolios in which the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES invest, the adviser voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets: Multi-Managed Income/Equity Portfolio 1.29%, Multi-Managed Income Portfolio 1.21%, Asset Allocation:
   Diversified Growth Portfolio 1.36%, Large Cap Growth Portfolio 1.25%, Large Cap Composite Portfolio 1.25%, Large Cap Value Portfolio 1.25%, Mid Cap Growth Portfolio 1.30%, Mid Cap Value Portfolio 1.30%, Small Cap Portfolio 1.30%, International Equity Portfolio 1.45%, Diversified Fixed Income Portfolio 1.15%, Focus Growth 1.45% and Cash Management Portfolio 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the adviser and remain in compliance with the foregoing expense limitations.

4. The total expenses at the end of each period do not take into account any Upfront Deferred Payment Enhancement which may be added to your contract. Therefore, your expenses may differ from the information shown here.

5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The historical accumulation unit values for the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES are contained in Appendix A--Condensed Financial Information.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES. The amount of money you accumulate in your contract depends on the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS PAGE 14.

Anchor National issues the Seasons Select(II) Variable Annuity. When you purchase a Seasons Select(II) Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Select(II) may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 9 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                   $2,000              $500                  $50
Non-qualified               $5,000              $500                  $50

Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause the total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made. In addition, we may not issue a contract to anyone age 81 or older. Seasons Estate Advantage is not available to you if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts, SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS PAGE 14.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

SEASONS REWARDS PROGRAM

We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. All Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES ON PAGE 27. If you make an early withdrawal of Purchase Payments, we may effectively recoup a portion of any bonuses applicable to any payment withdrawn. SEE EXPENSES, PAGE
27. The Seasons Rewards program may not be approved for sale in your state or through the broker-dealer with which your financial advisor is affiliated. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.

You may use the 1-year fixed account option as a Dollar Cost Averaging source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards Program may not perform as well as the contract without the feature.

     ENHANCEMENT LEVELS

The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding to your contract value on the date we receive each subsequent Purchase Payment the amount of that subsequent Purchase Payment.

     UPFRONT PAYMENT ENHANCEMENT

An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

     DEFERRED PAYMENT ENHANCEMENT

A Deferred Payment Enhancement is an amount we may add to your contract on a future date (the "Deferred Payment Enhancement Date"). We calculate the Deferred Payment Enhancement amount, if any, as a percentage of each Purchase Payment (the "Deferred Payment Enhancement Rate"). We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management portfolio.

If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.

     90 DAY WINDOW

The contracts may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or any applicable Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution. If applicable, any Deferred Look Back Adjustment will be allocated to the Cash Management portfolio.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit it paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

APPENDIX B provides an example of the 90 Day Window Provision.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

Check with your representative for information on the Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Standard Time (PST) and on the next day's unit value if we receive your money after 1:00 p.m. PST. We calculate an Accumulation Unit for each SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE:

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

We will refund to you the value of your contract on the day we receive your request MINUS any applicable Free Look Payment Enhancement Deduction. The Free Look Payment Enhancement Deduction is equal of the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment

Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract MINUS the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES alone or in concert with the fixed investment options. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES operate similar to a mutual fund but are only available through the purchase of certain variable annuities. A mixture of your investment in the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. SAAMCo, an affiliate of Anchor National, manages Seasons Series Trust. SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

THE PORTFOLIOS

The contract offers nine SELECT PORTFOLIOS, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each SELECT PORTFOLIO invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers, one component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers three FOCUSED PORTFOLIOS. Each multi-managed FOCUSED PORTFOLIO offers you at least two different professional managers, one of which may be SAAMCo, and each of which advises a separate portion of the FOCUSED PORTFOLIO. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the SELECT PORTFOLIOS, and may be subject to greater market risks.

Each underlying PORTFOLIO and the respective managers are:

                       SELECT PORTFOLIOS                          FOCUSED PORTFOLIOS
LARGE CAP GROWTH      MID CAP GROWTH   INTERNATIONAL EQUITY       FOCUS GROWTH
Deutsche              Deutsche         Deutsche                   Fred Alger
Goldman Sachs         T. Rowe Price    Goldman Sachs Int'l        Jennison
Janus                 Wellington       Lord Abbett                Marsico
LARGE CAP COMPOSITE   MID CAP VALUE    DIVERSIFIED FIXED INCOME   FOCUS GROWTH & INCOME
Deutsche              Deutsche         Deutsche                   Marsico
SAAMCo                Goldman Sachs    SAAMCo                     SAAMCo
T. Rowe Price         Lord Abbett      Wellington
                                                                  FOCUS TECHNET
LARGE CAP VALUE       SMALL CAP        CASH MANAGEMENT            Dresdner
Deutsche              Deutsche         SAAMCo                     SAAMCo
T. Rowe Price         Lord Abbett                                 Van Wagoner
Wellington            SAAMCo

PORTFOLIO OPERATION

Each PORTFOLIO is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Focus Growth & Income portfolio and the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each PORTFOLIO will be allocated equally among the three managers for that PORTFOLIO. Each quarter SAAMCo will evaluate the asset allocation between the three managers of each PORTFOLIO. If SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing PORTFOLIO assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the PORTFOLIO.

THE SEASONS STRATEGIES

The contract offers four multi-manager variable investment SEASONS STRATEGIES, each with a different investment objective. We designed the SEASONS STRATEGIES utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each SEASONS STRATEGY is designed to achieve different levels of growth over time.

Each SEASONS STRATEGY invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the SEASONS STRATEGY.

The underlying investment portfolios of Seasons Series Trust in which the SEASONS STRATEGIES invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by SAAMCo and a fixed income component managed by Wellington, LLP. The Growth SEASONS STRATEGY and the Moderate Growth SEASONS STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each SEASONS STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each SEASONS STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each SEASONS STRATEGY initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each SEASONS STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each SEASONS STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each SEASONS STRATEGY. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each SEASONS STRATEGY; and

     - the percentage allocation in which each SEASONS STRATEGY invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any SEASONS STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such SEASONS STRATEGY. Rebalancing a SEASONS STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH                                                             BALANCED GROWTH
      GOAL: Long-term growth of capital, allocating its            GOAL: Focuses on conservation of principal by investing in a
  assets primarily to stocks. This SEASONS STRATEGY may be         more balanced weighting of stocks and bonds, with a
  best suited for those with longer periods to invest.             secondary objective of seeking a high total return. This
                                                                   SEASONS STRATEGY may be best suited for those approaching
  [GROWTH CHART]                                                   retirement and with less tolerance for investment risk.
                                                                   [BALANCED GROWTH CHART]
  UNDERLYING INVESTMENT                                            UNDERLYING INVESTMENT
  PORTFOLIOS & MANAGERS                                            PORTFOLIOS & MANAGERS
  MULTI-MANAGED GROWTH PORTFOLIO                   50%             MULTI-MANAGED INCOME/EQUITY PORTFOLIO              55%
  Managed by:                                                      Managed by:
    Janus Capital Corporation                                      Janus Capital Corporation
    SunAmerica Asset Management Corp.                              SunAmerica Asset Management Corp.
    Wellington Management Company, LLP                             Wellington Management Company, LLP
  STOCK PORTFOLIO                                     25%          STOCK PORTFOLIO                                       20%
  Managed by T. Rowe Price Associates, Inc.                        Managed by T. Rowe Price Associates, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%         ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by Putnam Investment Management, Inc.                    Managed by Putnam Investment Management, Inc.


MODERATE GROWTH                                                    CONSERVATIVE GROWTH
      GOAL: Growth of capital through investments in               GOAL: Capital preservation while maintaining some potential
  equities, with a secondary objective of conservation of          for growth over the long term. This SEASONS STRATEGY may be
  principal by allocating more of its assets to bonds than         best suited for those with lower investment risk tolerance.
  the Growth SEASONS STRATEGY. This SEASONS STRATEGY may be        [CONSERVATIVE GROWTH CHART]
  best suited for those nearing retirement years but still         UNDERLYING INVESTMENT
  earning income.                                                  PORTFOLIOS & MANAGERS
  [MODERATE GROWTH CHART]
  UNDERLYING INVESTMENT                                            MULTI-MANAGED INCOME PORTFOLIO                      60%
  PORTFOLIOS & MANAGERS                                            Managed by:
  MULTI-MANAGED MODERATE GROWTH PORTFOLIO         55%              Janus Capital Corporation
  Managed by:                                                      SunAmerica Asset Management Corp.
    Janus Capital Corporation                                      Wellington Management Company, LLP
    SunAmerica Asset Management Corp.                              STOCK PORTFOLIO                                       15%
    Wellington Management Company, LLP                             Managed by T. Rowe Price Associates, Inc.
  STOCK PORTFOLIO                                     20%          ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by T. Rowe Price Associates, Inc.                        Managed by Putnam Investment Management, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%
  Managed by Putnam Investment Management, Inc.

FIXED INVESTMENT OPTIONS

The contract also offers five fixed investment options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed investment options. We currently offer fixed investment options for periods of one, three, five, seven and ten years, which we call guarantee periods. In Maryland, Oregon and Washington only the one year fixed account option is available.

All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Rates for specified payments are declared at the beginning of the guarantee period and do not change during the specified period.

There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - CURRENT RATE: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - RENEWAL RATE: Rate credited to money remaining in a fixed account after expiration of a guarantee period and money transferred from a fixed account or one of the SEASONS STRATEGIES, SELECT PORTFOLIOS or FOCUSED PORTFOLIOS into a fixed account.

Each of these rates may differ from one another. Although once declared the applicable rate is guaranteed until your guarantee period expires.

When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate money to another fixed investment option or to any of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES). If you want to reallocate your money, you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate your money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

For contracts issued in the state of Oregon the withdrawal charge schedule applied to amounts withdrawn from the one year fixed account declines over seven years as follows 6%, 5%, 4%, 3%, 2%, 1%, 0%.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED INVESTMENT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN MARYLAND, OREGON AND WASHINGTON AND MAY NOT BE AVAILABLE IN OTHER STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION. THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the 3, 5, 7 or 10 year fixed investment options before the end of the guarantee period, we make an adjustment to your contract (the "market value adjustment" or "MVA"). This market value adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring a market value adjustment.

We will not assess a market value adjustment against withdrawals made (1) to pay a death benefit; (2) to pay contract fees and charges; or (3) to begin the Income Phase of your contract on the latest Annuity Date.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed investment option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal or transfer. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. On the other hand, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer amount. Where the market value adjustments is positive, we add the adjustment to your withdrawal amount or transfer amount. For withdrawals under the systematic withdrawal program that result in a negative market value adjustment, the MVA amount will be deducted from your withdrawal.

The 1-year fixed investment option does not impose a market value adjustment. These fixed investment options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see APPENDIX C for more information on how we calculate the market value adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer money among the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S), SEASONS STRATEGY(IES) and the fixed investment options by written request or by telephone. Additionally, you may access your account and request transfers through our website, www.sunamerica.com. You may make transfers among the investment options without incurring a transfer charge. Transfers out of a 3, 5, 7 or 10 year fixed investment option may be subject to a market value adjustment.

The minimum amount you can transfer is $100, or a lesser amount if you transfer the entire balance from a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or a fixed investment option. Any money remaining in a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed investment option after making a transfer must equal at least $100. Your request for transfer must clearly state which investment option(s) are involved and the amount you want to transfer. Please see the section on Dollar Cost Averaging on page 20.

We will accept transfers by telephone and/or the internet unless you specify otherwise on your contract application. When receiving telephone and/or the internet account transfers, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 29.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that such third party has been appointed by a court of competent jurisdiction to act on your behalf; or such third party is a trustee/fiduciary appointed, by you or for you, to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the variable investment options. Under the program you systematically transfer a set dollar amount or percentage from any SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY or the 1-year fixed account option (source accounts) to any other SELECT PORTFOLIO, FOCUSED PORTFOLIO or SEASONS STRATEGY. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

    Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value SELECT PORTFOLIO over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

       QUARTER         ACCUMULATION UNIT    UNITS PURCHASED
       -------         -----------------    ---------------
 1                          $ 7.50                100
 2                          $ 5.00                150
 3                          $10.00                 75
 4                          $ 7.50                100
 5                          $ 5.00                150
 6                          $ 7.50                100

    You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the SEASONS STRATEGIES, SELECT PORTFOLIOS and/or FOCUSED PORTFOLIOS to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. We reserve the right to modify, suspend or terminate this program at any time.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.

     EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the underlying portfolios become unavailable for investment, we may be required to substitute shares of another investment portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 29.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 27. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in any SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

You will not receive any applicable Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ON PAGE 11.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

     2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

     1. Your penalty-free earnings, or;

     2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

     1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

     2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 9 years will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, a 2% of initial premium upfront payment enhancement made at contract issue, no election of Income Protector Program or Seasons Estate Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $82,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($82,000)
B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (6%) [B X C = $6,000]
D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES ON PAGE 33 for a more detailed explanation.

DEATH BENEFIT
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If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you are in the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS ON PAGE 29.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate;

(2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid.

The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION ON PAGE 26. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and Seasons Estate Advantage which offers a choice between two optional enhanced death benefits, along with an Earnings Advantage feature, for an additional fee. If you choose Seasons Estate Advantage, you must do so at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal.

To calculate the adjustment amount for a withdrawal, you first determine the percentage by which the contract value is reduced by the withdrawal, on the date of the withdrawal. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The percentage amount is then multiplied by the amount of Net Purchase Payments immediately before the withdrawal to get the adjustment amount. This amount is subtracted from the amount of Net Purchase Payment(s) immediately before the withdrawal.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. Payment enhancements are not considered Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value at the time we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE

The Seasons Estate Advantage is an optional feature that offers a choice between two enhanced death benefits, each of which includes an Earnings Advantage component. You must elect Seasons Estate Advantage at the time we issue your contract and once elected it cannot be terminated by you. Seasons Estate Advantage is not available if you are age 81 or older at the time of contract issue.

If you elect Seasons Estate Advantage, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and
     B. is the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options:

1. 5% Accumulation Option--the death benefit is the greater of:

   a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

      If you die after the latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Seasons Estate Advantage.

2. Maximum Anniversary Value Option--the death benefit is the greater of:

   a. Net Purchase Payments; or
   b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

      If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from Season's Estate Advantage.

B. Earnings Advantage Benefit:

The Earnings Advantage benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

--------------------------------------------------------------------------------------------------------------------
                                        EARNINGS ADVANTAGE                              MAXIMUM
    CONTRACT YEAR OF DEATH                  PERCENTAGE                       EARNINGS ADVANTAGE PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
 Years 0-4                               25% of earnings             25% of Net Purchase Payments
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 Years 5-9                               40% of earnings             40% of Net Purchase Payments*
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 Years 10+                               50% of earnings             50% of Net Purchase Payments*
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* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage amount is subject to a maximum. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the Earnings Advantage benefit will only be paid if your date of death is prior to your latest Annuity Date.

We assess a fee for Seasons Estate Advantage. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/ or SEASONS STRATEGY(IES). This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS ESTATE ADVANTAGE FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATION FOLLOWING A SPOUSAL CONTINUATION. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix D. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of Seasons Estate Advantage and the available death benefit will be the Standard Death Benefit. We will terminate Seasons Estate Advantage if the Continuing Spouse is age 81 or older on the Continuation Date and the available death benefit will be the Standard Death Benefit. If Seasons Estate Advantage is not terminated or discontinued and the Continuing Spouse dies after the latest Annuity Date, the available death benefit will be the Standard Death Benefit (if the 5% Accumulation option applied) or contract value at the time we receive satisfactory proof of death (if the Maximum Anniversary option applied.)

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually of the value of your contract invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). We deduct the charge daily, on a pro-rata basis, from the value of your contract allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 21. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1     2     3     4     5     6     7     8     9    10
-----------------  ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

After a Purchase Payment has been in the contract for nine complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

The Seasons Rewards Program is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor investment management fees are higher on the Seasons Rewards Program than such fees and charges in contracts that do not feature the program.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 33.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) for the advisory and other expenses of the portfolios. SEE FEE TABLES ON PAGE 6.

Service Fees

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The service fee of 0.15% (also known as a 12b-1 fee) is used generally to pay financial intermediaries for services provided over the life of the contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

You may make transfers between investment options, without incurring a transfer charge. However, we reserve the right to charge a fee for such transfers in the future.

SEASONS ESTATE ADVANTAGE FEE

Please see page 25 of this prospectus for additional information regarding the Seasons Estate Advantage fee.

OPTIONAL INCOME PROTECTOR FEE

Please see page 31 of this prospectus for additional information regarding the Income Protector fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX E provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact Our Annuity Service Center for more information.

If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ON PAGE 11.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 33.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing. See the INCOME PROTECTOR section below for information regarding taking income under that feature.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

Your income payments will vary if you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity date depending on four factors:

     - for life options, your age when payments begin,

     - the value of your contract in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) on the Annuity Date,

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

     - the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity Date, the allocation of funds between the fixed accounts and SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted between the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and SEASONS STRATEGY(IES). No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

INCOME PROTECTOR

You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the Program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

Generally, for Qualified contracts:

     - for the Life Annuity with 10 years guaranteed, you must annuitize before age 79, and;

     - for the Joint and 100% Survivor Annuity with 20 years guaranteed, both annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.

You may wish to consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, if you fully surrender your contract prior to your contract anniversary, we will deduct the fee at the time of surrender based on your Income Benefit Base as of the surrender date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-qualified contract and the election of the Income Protector program at contract issue with no further premiums, no withdrawals no premium taxes and no election of Seasons Estate Advantage.

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                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
                                                           9                  10                 15                 20
 IF AT ISSUE YOU ARE...                1-8              (AGE 69)           (AGE 70)           (AGE 75)           (AGE 80)
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  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
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  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
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  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
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*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector program may not be available in all states. Check with your financial advisor for availability in your state.

We reserve the right to modify, suspend or terminate the program at any time.

TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age
59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher education expenses (as defined in federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the federal tax code); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under 403(b) or to a custodial account under section 403(b)(7).

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for

Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth
IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from Qualified contracts by April 1, of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs the calendar year in which you retire. Minimum distributions are not required in a Roth IRA, during your lifetime. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semi-annual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change, modify or discontinue the service at any time.

DIVERSIFICATION

The federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
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From time to time we will advertise the performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. These performance numbers do not indicate future results.

We may show performance of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA, Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA, Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the variable Portfolios.

OTHER INFORMATION
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ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corporation and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National. Assets in the Separate Account are not guaranteed by Anchor National.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
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The consolidated financial statements of Anchor National Life Insurance Company as of December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the one year ended September 30, 1998, and the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Select(II) Variable Annuity at April 30, 2001, and for the period from October 16, 2000 (inception) to April 30, 2001, are also presented in this Statement of Additional Information, and are incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    9
Annuity Unit Values.........................................   10
Taxes.......................................................   13
Distribution of Contracts...................................   18
Financial Statements........................................   18

APPENDIX A - CONDENSED FINANCIAL INFORMATION
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                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SEASONS STRATEGIES                 3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------
----------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      15.05          15.89       21.30    (a)      20.24
                                                                                      (b)      20.24
  End AUV...................................      15.89          21.30       20.24    (a)      17.04
                                                                                      (b)      17.02
  Ending Number of AUs......................     31,169      1,653,495   1,871,300    (a)    398,040
                                                                                      (b)  1,431,268
----------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      14.25          15.09       19.48    (a)      18.62
                                                                                      (b)      18.62
  End AUV...................................      15.09          19.48       18.62    (a)      16.29
                                                                                      (b)      16.27
  Ending Number of AUs......................     93,136      1,559,019   1,760,865    (a)    483,256
                                                                                      (b)  1,692,012
----------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      13.80          14.05       16.68    (a)      16.11
                                                                                      (b)      16.11
  End AUV...................................      14.05          16.68       16.11    (a)      14.97
                                                                                      (b)      14.96
  Ending Number of AUs......................     85,553        991,695   1,061,795    (a)    375,068
                                                                                      (b)  1,049,088
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date:
  4/15/97)
  Beginning AUV.............................      13.03          13.21       14.89    (a)      14.50
                                                                                      (b)      14.50
  End AUV...................................      13.21          14.89       14.50    (a)      14.13
                                                                                      (b)      14.10
  Ending Number of AUs......................     33,892        623,175     629,067    (a)    181,135
                                                                                      (b)    795,377
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------
----------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.68       14.94    (a)      13.99
                                                                                      (b)      13.99
  End AUV...................................      10.68          14.94       13.99    (a)      10.12
                                                                                      (b)      10.11
  Ending Number of AUs......................     85,647      1,058,317   1,158,071    (a)    138,746
                                                                                      (b)  1,108,465
----------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.41       12.88    (a)      12.30
                                                                                      (b)      12.30
  End AUV...................................      10.41          12.88       12.30    (a)      10.42
                                                                                      (b)      10.40
  Ending Number of AUs......................     33,347        316,855     361,941    (a)     30,196
                                                                                      (b)    397,804
----------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.32       10.75    (a)      10.79
                                                                                      (b)      10.79
  End AUV...................................      10.32          10.75       10.79    (a)      12.35
                                                                                      (b)      12.34
  Ending Number of AUs......................     34,004        531,732     571,490    (a)    110,091
                                                                                      (b)    899,551
----------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.62       18.41    (a)      16.85
                                                                                      (b)      16.85
  End AUV...................................      10.62          18.41       16.85    (a)      13.69
                                                                                      (b)      13.67
  Ending Number of AUs......................     27,096        529,844     612,249    (a)     80,629
                                                                                      (b)    678,174
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.10       10.93    (a)      11.14
                                                                                      (b)      11.14
  End AUV...................................      10.10          10.93       11.14    (a)      14.20
                                                                                      (b)      14.18
  Ending Number of AUs......................     11,278        297,306     318,151    (a)     98,363
                                                                                      (b)    598,874
----------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.35       15.00    (a)      13.56
                                                                                      (b)      13.56
  End AUV...................................      10.35          15.00       13.56    (a)      11.20
                                                                                      (b)      11.19
  Ending Number of AUs......................     22,807        432,850     481,239    (a)     61,891
                                                                                      (b)    499,597
----------------------------------------------------------------------------------------------------
International Equity (Inception Date:
  3/1/99)
  Beginning AUV.............................      10.00          10.51       13.61    (a)      12.46
                                                                                      (b)      12.46
  End AUV...................................      10.51          13.61       12.46    (a)       9.61
                                                                                      (b)       9.60
  Ending Number of AUs......................     23,961        314,634     384,946    (a)     87,318
                                                                                      (b)    532,261
----------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date:
  3/10/99)
  Beginning AUV.............................      10.00          10.02       10.00    (a)       9.96
                                                                                      (b)       9.96
  End AUV...................................      10.02          10.00        9.96    (a)      10.57
                                                                                      (b)      10.56
  Ending Number of AUs......................     31,762        474,014     513,721    (a)    217,162
                                                                                      (b)    732,849
----------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning AUV.............................      10.00          10.00       10.32    (a)      10.35
                                                                                      (b)      10.35
  End AUV...................................      10.00          10.32       10.35    (a)      10.77
                                                                                      (b)      10.76
  Ending Number of AUs......................        970        380,169     235,608    (a)    713,829
                                                                                      (b)  1,188,716
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

        AUV-Accumulation Unit Value

        AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             FOCUSED PORTFOLIOS                 3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Focus Growth* (7/7/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       7.64
                                                                                      (b)       7.63
  Ending Number of AUs......................          0              0           0    (a)    336,517
                                                                                      (b)  1,598,717
----------------------------------------------------------------------------------------------------
Focus Growth and Income** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       9.35
                                                                                      (b)       8.94
  Ending Number of AUs......................          0              0           0    (a)     22,928
                                                                                      (b)    197,045
----------------------------------------------------------------------------------------------------
Focus TechNet** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       6.33
                                                                                      (b)       7.01
  Ending Number of AUs......................          0              0           0    (a)     55,512
                                                                                      (b)    233,849

       * This portfolio was not available for sale in this product until July 5, 2000.

      ** This portfolio was not available for sale in this product until
         December 29, 2000.
     ---------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

The following examples assume an initial $125,000 Purchase Payment is made and that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart:

--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
       ENHANCEMENT LEVEL         ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $100,000                         2%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $100,000 - $499,999                    2%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------
 $500,000 - more                        2%                 2%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

At contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive, as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date. The Deferred Payment Enhancement Rate may increase, decrease or be eliminated at any time.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     (1) Your contract value on your 5th contract anniversary is $190,000.

     (2) You request a withdrawal of $75,000 on your 5th contract anniversary.

     (3) No subsequent Purchase Payments have been made.

     (4) No prior withdrawals have been taken.

     (5) Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6% or $114,500 of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

Your contract may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     (1) No withdrawal in the first 90 days.

     (2) Initial Purchase Payment of $50,000 on November 1, 2000.

     (3) Subsequent Purchase Payment of $50,000 on January 15, 2001.

     (4) Subsequent Purchase Payment of $25,000 on January 28, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENT RECEIVED

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             0%       N/A
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $125,000. According to the Enhancement Levels in effect at the time this contract was issued, a $125,000 Purchase Payment would have received a 2% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:

---------------------------------------------------------------------------------------------------
                                                                                      DEFERRED
                                         PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                          PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
       DATE OF PURCHASE PAYMENT           AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
---------------------------------------------------------------------------------------------------
November 1, 2000                          $50,000         2%             1%       November 1, 2009
---------------------------------------------------------------------------------------------------
January 15, 2001                          $50,000         2%             1%       January 15, 2010
---------------------------------------------------------------------------------------------------
January 28, 2001                          $25,000         2%             1%       January 28, 2010
---------------------------------------------------------------------------------------------------

APPENDIX C - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                          (N/12)
                            [(1+I/(1+J+L)]       - 1

                      The market value adjustment formula
                          may differ in certain states
where:

              I is the interest rate you are earning on the money invested in the fixed investment option;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

              L is equal to 0.005, except in Florida where it is equal to .0025.

              N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=12); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 4%.

The market value adjustment factor is

                                                   (N/12)
                               = [(1+I/(1+J+0.005)]       - 1

                                                      (12/12)
                               = [(1.05)/(1.04+0.005)]        - 1

                                           (1)
                               = (1.004785)    - 1

                               = 1.004785 - 1

                               = +0.004785

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (+0.004785) = +$19.14

$19.14 represents the market value adjustment that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 6%.

The market value adjustment factor is

                                                    (N/12)
                               = [(1+I)/(1+J+0.005)]       - 1

                                                      (12/12)
                               = [(1.05)/(1.06+0.005)]        - 1

                                           (1)
                               = (0.985915)    - 1

                               = 0.985915 - 1

                               = -0.014085

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

Capitalized terms used in the Appendix have the same meaning as they have in the Death Benefit section starting on page 26 of the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Seasons Estate Advantage is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options for Spousal Continuation:

     1. 5% Accumulation Option--the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the original contract issue date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

     2. Maximum Anniversary Value Option--if the Continuing Spouse is younger than age 90 at the time of death, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

B. Earnings Advantage Benefit for Spousal Continuation:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Seasons Estate Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

-------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
-------------------------------------------------------------------------------------------
 Years [0-4]             [25%] of earnings    [25%] of Continuation Net Purchase Payments
-------------------------------------------------------------------------------------------
 Years [5-9]             [40%] of earnings    [40%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------
 Years [10+]             [50%] of earnings    [50%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM EARNINGS ADVANTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage Amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage Amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX E - PREMIUM TAXES
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED   NON-QUALIFIED
                           STATE                              CONTRACT      CONTRACT
                           -----                              ---------   -------------
California..................................................    0.50%         2.35%
Maine.......................................................       0%         2.00%
Nevada......................................................       0%         3.50%
South Dakota................................................       0%         1.25%
West Virginia...............................................    1.00%         1.00%
Wyoming.....................................................       0%         1.00%

Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed:

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                            (Seasons Select II LOGO)

                                   PROSPECTUS
                                 July 27, 2001

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

The annuity contract has 23 investment choices - 7 fixed investment options which offer interest rates guaranteed by Anchor National for different periods of time, 9 variable investment SELECT PORTFOLIOS, 3 variable investment FOCUSED PORTFOLIOS and 4 variable investment SEASONS STRATEGIES:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
        LARGE CAP GROWTH                            FOCUS GROWTH                                       GROWTH
       LARGE CAP COMPOSITE                    FOCUS GROWTH AND INCOME                             MODERATE GROWTH
         LARGE CAP VALUE                           FOCUS TECHNET                                  BALANCED GROWTH
         MID CAP GROWTH                                                                         CONSERVATIVE GROWTH
          MID CAP VALUE
            SMALL CAP
      INTERNATIONAL EQUITY
    DIVERSIFIED FIXED INCOME
         CASH MANAGEMENT

              all of which invest in the underlying portfolios of
                              SEASONS SERIES TRUST
                              which is managed by:

        SELECT PORTFOLIOS                        FOCUSED PORTFOLIOS                              SEASONS STRATEGIES
    DEUTSCHE ASSET MANAGEMENT                  FRED ALGER MANAGEMENT                     PUTNAM INVESTMENT MANAGEMENT, INC.
 GOLDMAN SACHS ASSET MANAGEMENT                 JENNISON ASSOCIATES                        T. ROWE PRICE ASSOCIATES, INC.
    JANUS CAPITAL CORPORATION              MARSICO CAPITAL MANAGEMENT LLC                    JANUS CAPITAL CORPORATION
     LORD, ABBETT & COMPANY                  DRESDNER RCM GLOBAL FUNDS                      SUNAMERICA ASSET MANAGEMENT
           CORPORATION                SUNAMERICA ASSET MANAGEMENT CORPORATION            WELLINGTON MANAGEMENT COMPANY, LLP
   SUNAMERICA ASSET MANAGEMENT             VANWAGONER CAPITAL MANAGEMENT
           CORPORATION
 T. ROWE PRICE ASSOCIATES, INC.
 GOLDMAN SACHS ASSET MANAGEMENT/
 GOLDMAN SACHS ASSET MANAGEMENT
              INT'L
 WELLINGTON MANAGEMENT COMPANY,
               LLP

You can put your money into any one or all of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Select(II) Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 37 of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

ANNUITIES INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Anchor National's Annual Report on Form 10-K for the year ended December 31, 2000, and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 are incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

     Anchor National Life Insurance Company
     Annuity Service Center
     P.O. Box 54299
     Los Angeles, California 90054-0299
     Telephone Number: (800) 445-SUN2

SECURITIES AND EXCHANGE
COMMISSION POSITION ON
INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

TABLE OF CONTENTS

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    5
FEE TABLES..................................................    6
    Owner Transaction Expenses..............................    6
    Annual Separate Account Expenses........................    6
    The Optional Income Protector Fee.......................    6
    The Optional Seasons Estate Advantage Fee...............    6
    Investment Portfolio Expenses of Portfolios and Seasons
     Strategies.............................................    6
EXAMPLES....................................................    8
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................   10
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   11
    Allocation of Purchase Payments.........................   11
    Accumulation Units......................................   11
    Free Look...............................................   12
INVESTMENT OPTIONS..........................................   12
    Variable Investment Options.............................   12
      The PORTFOLIOS........................................   13
      The SEASONS STRATEGIES................................   13
    Market Value Adjustment.................................   16
    Transfers During the Accumulation Phase.................   17
    Dollar Cost Averaging...................................   18
    Asset Allocation Rebalancing Program....................   19
    Principal Advantage Program.............................   19
    Voting Rights...........................................   20
    Substitution............................................   20
ACCESS TO YOUR MONEY........................................   20
    Free Withdrawal Provision...............................   20
    Systematic Withdrawal Program...........................   21
    Minimum Contract Value..................................   22
    Qualified Contract Owners...............................   22
DEATH BENEFIT...............................................   22
    Standard Death Benefit..................................   23
    Seasons Estate Advantage................................   23
    Spousal Continuation....................................   25
EXPENSES....................................................   25
    Insurance Charges.......................................   25
    Withdrawal Charges......................................   25
    Investment Charges......................................   26
    Contract Maintenance Fee................................   26
    Transfer Fee............................................   26
    Seasons Estate Advantage Fee............................   27
    Optional Income Protector Fee...........................   27
    Premium Tax.............................................   27
    Income Taxes............................................   27
    Reduction or Elimination of Charges and Expenses, and
     Additional Amounts Credited............................   27
INCOME OPTIONS..............................................   27
    Annuity Date............................................   27
    Income Options..........................................   28
    Allocation of Annuity Payments..........................   29
    Transfers During the Income Phase.......................   29
    Deferment of Payments...................................   29
    Income Protector........................................   29
TAXES.......................................................   32
    Annuity Contracts in General............................   32
    Tax Treatment of Distributions--Non-qualified
     Contracts..............................................   32
    Tax Treatment of Distributions--Qualified Contracts.....   33
    Tax Treatment of Death Benefits.........................   33
    Minimum Distributions...................................   33
    Diversification.........................................   34
PERFORMANCE.................................................   34
OTHER INFORMATION...........................................   35
    Anchor National.........................................   35
    The Separate Account....................................   35
    Custodian...............................................   35
    The General Account.....................................   35
    Distribution of the Contract............................   35
    Administration..........................................   36
    Legal Proceedings.......................................   36
INDEPENDENT ACCOUNTANTS.....................................   36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   37
APPENDIX A--CONDENSED FINANCIAL INFORMATION.................  A-1
APPENDIX B--MARKET VALUE ADJUSTMENT.........................  B-1
APPENDIX C--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  C-1
APPENDIX D--PREMIUM TAXES...................................  D-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

ACCUMULATION PHASE--The period during which you invest money in your contract.

ACCUMULATION UNITS--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S)--The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE--The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY(IES)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY--Anchor National Life Insurance Company ("Anchor National"), We, Us, the issuer of this annuity contract.

INCOME PHASE--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

NON-QUALIFIED (CONTRACT)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PORTFOLIO(S)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SELECT and FOCUSED PORTFOLIO has a distinct investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to an underlying fund in which a portion of the assets is managed by three different advisors.

PURCHASE PAYMENTS--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

STRATEGY(IES)--A sub-account of Variable Annuity Account Five which provides for the variable investment options available under the contract. Each SEASONS STRATEGY has its own investment objective and is invested in the underlying investment portfolios of the Seasons Series Trust. This investment option allocates assets to three out of six available portfolios, each of which is managed by a different investment advisor.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in the Select Portfolios, Focused Portfolios and/or pre-allocated Strategies ("Variable Portfolios") and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

SEASONS SELECT(II) VARIABLE ANNUITY FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

        YEARS:           1     2     3     4     5     6     7     8
                          7%    6%    6%    5%    4%    3%    2%    0%

Contract Maintenance
Charge..............  $35 each year ($30 in North
                      Dakota) (waived for contracts
                      over $50,000)

ANNUAL SEPARATE ACCOUNT EXPENSES
(as a percentage of daily net asset value)

Mortality Risk Charge..........................  0.90%
Expense Risk Charge............................  0.35%
Distribution Expense Charge....................  0.15%
                                                 ----
         Total Separate Account Expenses.......  1.40%

THE OPTIONAL INCOME PROTECTOR FEE
(The Income Protector Program is optional and if elected the fee is deducted annually from your contract value.)

Fee as a percentage of your
 Income Benefit Base*..........  0.10%

* The Income Benefit Base is calculated by using your contract value on the date of your effective enrollment in the program and then each subsequent contract anniversary, adding purchase payments made since the prior contract anniversary, less proportional withdrawals since the prior contract anniversary and fees and charges applicable to those withdrawals.

THE OPTIONAL SEASONS ESTATE ADVANTAGE FEE
(Seasons Estate Advantage, which offers a choice of two enhanced death benefits and an Earnings Advantage benefit, is optional and, if elected, the fee is an annualized charge that is deducted daily from your contract value.)

Fee as a percentage of
 your daily net asset value....  0.25%

                         INVESTMENT PORTFOLIO EXPENSES
(as a percentage of daily net asset value after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31,
                                     2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SELECT PORTFOLIOS(1)
----------------------------------------------------
    Large Cap Growth                                     0.80%     0.15%     0.30%        1.25%
    Large Cap Composite                                  0.80%     0.15%     0.30%        1.25%
    Large Cap Value                                      0.80%     0.15%     0.30%        1.25%
    Mid Cap Growth                                       0.85%     0.15%     0.30%        1.30%
    Mid Cap Value                                        0.85%     0.15%     0.30%        1.30%
    Small Cap                                            0.85%     0.15%     0.30%        1.30%
    International Equity                                 1.00%     0.15%     0.30%        1.45%
    Diversified Fixed Income                             0.70%     0.15%     0.30%        1.15%
    Cash Management                                      0.55%     0.15%     0.30%        1.00%
---------------------------------------------------------------------------------------------------
FOCUSED PORTFOLIOS
----------------------------------------------------
    Focus Growth*                                        1.00%     0.15%     0.30%        1.45%
    Focus Growth and Income*                             1.00%     0.15%     0.30%        1.45%
    Focus TechNet*                                       1.20%     0.15%     0.30%        1.65%
---------------------------------------------------------------------------------------------------

* This portfolio was not available for sale during the entire fiscal year of the Trust. The percentages are based on estimated amounts for the current fiscal year.

(1) Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Large Cap Growth (1.30%), Large Cap Composite (1.48%), Large Cap Value (1.39%), Mid Cap Growth (1.35%), Mid Cap Value (1.47%), Small Cap (1.45%), International Equity (1.91%), Diversified Fixed Income (1.31%), and Cash Management (2.95%).

               INVESTMENT PORTFOLIO EXPENSES BY SEASONS STRATEGY
  (based on the total annual expenses of the underlying investment portfolios reflected below after any applicable reimbursement or waiver of expenses, as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY(2)
----------------------------------------------------
Growth                                                   0.87%     0.15%     0.12%        1.14%
Moderate Growth                                          0.85%     0.15%     0.12%        1.12%
Balanced Growth                                          0.83%     0.15%     0.16%        1.14%
Conservative Growth                                      0.80%     0.15%     0.21%        1.16%
---------------------------------------------------------------------------------------------------

(2) Absent recoupment of expenses by the adviser for the underlying investment portfolios, you would have incurred the following expenses for the strategies during the last fiscal year: Growth (1.28%), Moderate Growth (1.26%), Balanced Growth (1.25%) and Conservative Growth (1.24%).

IMPORTANT INFORMATION ABOUT PORTFOLIO EXPENSES IF INVESTED IN SEASONS
STRATEGIES:
The Investment Portfolio Expenses table set forth below identifies the total investment expenses charged by the underlying investment portfolios of Seasons Series Trust. Each contractholder invested in a SEASONS STRATEGY will incur only a portion of the investment expense of those portfolios in which the SEASONS STRATEGY invests. The table above entitled "Investment Portfolio Expenses by SEASONS STRATEGY" shows an approximation of the total investment expenses a contractholder may incur if invested in each respective SEASONS STRATEGY, after the automatic quarterly rebalancing of such SEASONS STRATEGY as described on page 18. The actual investment expenses incurred by contractholders within a SEASONS STRATEGY will vary depending upon the daily net asset value of each investment portfolio in which such SEASONS STRATEGY is invested.

                         INVESTMENT PORTFOLIO EXPENSES
                   FOR SEASONS STRATEGY UNDERLYING PORTFOLIOS
(as a percentage of daily net asset value of each investment portfolio as of the fiscal year end of the Trust ending March 31, 2001)

                                                      MANAGEMENT   12b-1    OTHER     TOTAL ANNUAL
                                                         FEE       FEES+   EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------
SEASONS STRATEGY UNDERLYING
PORTFOLIOS
    Stock                                                0.85%     0.15%     0.08%        1.08%
    Asset Allocation: Diversified Growth(3)              0.85%     0.15%     0.12%        1.12%
    Multi-Managed Growth                                 0.89%     0.15%     0.15%        1.19%
    Multi-Managed Moderate Growth                        0.85%     0.15%     0.14%        1.14%
    Multi-Managed Income/Equity(3)                       0.81%     0.15%     0.20%        1.16%
    Multi-Managed Income(3)                              0.77%     0.15%     0.28%        1.20%
---------------------------------------------------------------------------------------------------

(3) Absent recoupment of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Asset Allocation:
    Diversified Growth (1.16%), Multi-Managed Income (1.08%) and Multi-Managed Income/Equity (1.09%).

+ The 12b-1 plan became effective on the commencement of sales of the Seasons
  Select(II) contract. Although the 12b-1 fee is reflected in the numbers shown here, it was not in effect for the entire fiscal year ended 2001.

THE ABOVE INVESTMENT PORTFOLIO EXPENSES WERE PROVIDED BY SEASONS SERIES TRUST. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment, (assuming the waiver, reimbursement or recoupment will continue for the period shown) if applicable:

        (a) If the contract is surrendered at the end of the stated time period.

        (b) If the contract is surrendered and you elect Seasons Estate Advantage and the Income Protector Program.

        (c) If the contract is not surrendered or is annuitized.*

        (d) If the contract is not surrendered and you elect Seasons Estate Advantage and the Income Protector Program.

                                                    TIME PERIODS
----------------------------------------------------------------------------------------
         SELECT PORTFOLIO            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Large Cap Growth                   (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Composite                (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Large Cap Value                    (a)  $ 98   (a)  $145   (a)  $185   (a)  $307
                                    (b)  $101   (b)  $155   (b)  $202   (b)  $340
                                    (c)  $ 28   (c)  $ 85   (c)  $145   (c)  $307
                                    (d)  $ 31   (d)  $ 95   (d)  $162   (d)  $340
 Mid Cap Growth                     (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Mid Cap Value                      (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 Small Cap                          (a)  $ 98   (a)  $146   (a)  $187   (a)  $312
                                    (b)  $102   (b)  $157   (b)  $204   (b)  $345
                                    (c)  $ 28   (c)  $ 86   (c)  $147   (c)  $312
                                    (d)  $ 32   (d)  $ 97   (d)  $164   (d)  $345
 International Equity               (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Diversified Fixed Income           (a)  $ 97   (a)  $142   (a)  $180   (a)  $297
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $331
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $297
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $331
 Cash Management                    (a)  $ 95   (a)  $137   (a)  $172   (a)  $282
                                    (b)  $ 99   (b)  $148   (b)  $190   (b)  $316
                                    (c)  $ 25   (c)  $ 77   (c)  $132   (c)  $282
                                    (d)  $ 29   (d)  $ 88   (d)  $150   (d)  $316
----------------------------------------------------------------------------------------

* We do not currently charge a surrender charge upon annuitization, unless the contract is annuitized under the Income Protector Program. We will assess any applicable surrender charges upon annuitizations effected using the Income Protector Program as if you had fully surrendered your contract.

----------------------------------------------------------------------------------------
        FOCUSED PORTFOLIOS           1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Focus Growth                       (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus Growth and Income            (a)  $100   (a)  $151   (a)  $195   (a)  $326
                                    (b)  $103   (b)  $161   (b)  $212   (b)  $358
                                    (c)  $ 30   (c)  $ 91   (c)  $155   (c)  $326
                                    (d)  $ 33   (d)  $101   (d)  $172   (d)  $358
 Focus TechNet                      (a)  $102   (a)  $157   (a)  $204   (a)  $345
                                    (b)  $105   (b)  $167   (b)  $221   (b)  $376
                                    (c)  $ 32   (c)  $ 97   (c)  $164   (c)  $345
                                    (d)  $ 35   (d)  $107   (d)  $181   (d)  $376
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         SEASONS STRATEGY            1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
 Growth                             (a)  $ 97   (a)  $142   (a)  $179   (a)  $296
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Moderate Growth                    (a)  $ 96   (a)  $141   (a)  $178   (a)  $294
                                    (b)  $100   (b)  $151   (b)  $196   (b)  $328
                                    (c)  $ 26   (c)  $ 81   (c)  $138   (c)  $294
                                    (d)  $ 30   (d)  $ 91   (d)  $156   (d)  $328
 Balanced Growth                    (a)  $ 97   (a)  $142   (a)  $179   (a)  $296
                                    (b)  $100   (b)  $152   (b)  $197   (b)  $330
                                    (c)  $ 27   (c)  $ 82   (c)  $139   (c)  $296
                                    (d)  $ 30   (d)  $ 92   (d)  $157   (d)  $330
 Conservative Growth                (a)  $ 97   (a)  $142   (a)  $180   (a)  $298
                                    (b)  $100   (b)  $153   (b)  $198   (b)  $332
                                    (c)  $ 27   (c)  $ 82   (c)  $140   (c)  $298
                                    (d)  $ 30   (d)  $ 93   (d)  $158   (d)  $332
----------------------------------------------------------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and investment portfolio expenses by SELECT PORTFOLIO, FOCUSED PORTFOLIO and SEASONS STRATEGY. We converted the contract administration charge to a percentage (0.09%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000.

2. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected but may be applicable.

3. For certain underlying investment portfolios in which the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES invest, the adviser voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets: Multi-Managed Income/Equity Portfolio 1.29%, Multi-Managed Income Portfolio 1.21%, Asset Allocation:
   Diversified Growth Portfolio 1.36%, Large Cap Growth Portfolio 1.25%, Large Cap Composite Portfolio 1.25%, Large Cap Value Portfolio 1.25%, Mid Cap Growth Portfolio 1.30%, Mid Cap Value Portfolio 1.30%, Small Cap Portfolio 1.30%, International Equity Portfolio 1.45%, Diversified Fixed Income Portfolio 1.15%, Focus Growth 1.45% and Cash Management Portfolio 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the adviser and remain in compliance with the foregoing expense limitations.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The historical accumulation unit values for the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES are contained in Appendix A--Condensed Financial Information.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial advisor.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The Contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES. The amount of money you accumulate in your contract depends on the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on SELECT PORTFOLIOS, FOCUSED PORTFOLIOS, SEASONS STRATEGIES and fixed account options available under this contract, SEE INVESTMENT OPTIONS PAGE 12.

Anchor National issues the Seasons Select(II) Variable Annuity. When you purchase a Seasons Select(II) Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation. Seasons Select(II) may not currently be available in all states. Please check with your financial advisor regarding availability in your state.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the federal tax code you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial adviser prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              MINIMUM          MINIMUM SUBSEQUENT
                       MINIMUM INITIAL       SUBSEQUENT        PURCHASE PAYMENT--
                       PURCHASE PAYMENT   PURCHASE PAYMENT   AUTOMATIC PAYMENT PLAN
                       ----------------   ----------------   ----------------------
Qualified                   $2,000              $500                  $50
Non-qualified               $5,000              $500                  $50

Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause the total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional Automatic Payment Plan allows you to make subsequent payments as small as $50.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made. In addition, we may not issue a contract to anyone age 91 or older. Seasons Estate Advantage is not available to you if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed accounts, SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. SEE INVESTMENT OPTIONS PAGE 12.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you; or

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Standard Time (PST) and on the next day's unit value if we receive your money after 1:00 p.m. PST. We calculate an Accumulation Unit for each SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO after the NYSE closes each day. We do this by:

     1. determining the total value of money invested in a particular SEASONS STRATEGY, SELECT PORTFOLIO or FOCUSED PORTFOLIO;

     2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

     3. dividing this amount by the number of outstanding Accumulation Units.

     EXAMPLE

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Focus Growth Portfolio. We determine that the value of an Accumulation Unit for the Focus Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Focus Growth Portfolio.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract. At the end of the free look period, we allocate your money according to your instructions.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which we call SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES alone or in concert with the fixed investment options. The SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES operate similar to a mutual fund but are only available through the purchase of certain variable annuities. A mixture of your investment in the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES and fixed account options may lower the risk associated with investing only in a variable investment option.

VARIABLE INVESTMENT OPTIONS

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. SAAMCo, an affiliate of Anchor National, manages Seasons Series Trust. SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE AND RISK FACTORS.

THE PORTFOLIOS

The contract offers nine SELECT PORTFOLIOS, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each SELECT PORTFOLIO invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers, one component of the underlying portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. The unmanaged component of each underlying portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also currently offers three FOCUSED PORTFOLIOS. Each multi-managed FOCUSED PORTFOLIO offers you at least two different professional managers, one of which may be SAAMCo, and each of which advises a separate portion of the FOCUSED PORTFOLIO. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the SELECT PORTFOLIOS, and may be subject to greater market risks.

Each underlying PORTFOLIO and the respective managers are:

SELECT PORTFOLIOS                                                     FOCUSED PORTFOLIOS
LARGE CAP GROWTH      MID CAP GROWTH   INTERNATIONAL EQUITY           FOCUS GROWTH
Deutsche              Deutsche         Deutsche                       Fred Alger
Goldman Sachs         T. Rowe Price    Goldman Sachs Int'l            Jennison
Janus                 Wellington       Lord Abbett                    Marsico
LARGE CAP COMPOSITE   MID CAP VALUE    DIVERSIFIED FIXED INCOME       FOCUS GROWTH & INCOME
Deutsche              Deutsche         Deutsche                       Marsico
SAAMCo                Goldman Sachs    SAAMCo                         SAAMCo
T. Rowe Price         Lord Abbett      Wellington
                                                                      FOCUS TECHNET
LARGE CAP VALUE       SMALL CAP        CASH MANAGEMENT                Dresdner
Deutsche              Deutsche         SAAMCo                         SAAMCo
T. Rowe Price         Lord Abbett                                     Van Wagoner
Wellington            SAAMCo

PORTFOLIO OPERATION

Each PORTFOLIO is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Focus Growth & Income portfolio and the Cash Management portfolio). Generally, the Purchase Payments received for allocation to each PORTFOLIO will be allocated equally among the three managers for that PORTFOLIO. Each quarter SAAMCo will evaluate the asset allocation between the three managers of each PORTFOLIO. If SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing PORTFOLIO assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the PORTFOLIO.

THE SEASONS STRATEGIES

The contract offers four multi-manager variable investment SEASONS STRATEGIES, each with a different investment objective. We designed the SEASONS STRATEGIES utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each SEASONS STRATEGY is designed to achieve different levels of growth over time.

Each SEASONS STRATEGY invests in three underlying investment portfolios of the Seasons Series Trust. The allocation of money among these investment portfolios varies depending on the objective of the SEASONS STRATEGY.

The underlying investment portfolios of Seasons Series Trust in which the SEASONS STRATEGIES invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by SAAMCo and a fixed income component managed by Wellington, LLP. The Growth SEASONS STRATEGY and the Moderate Growth SEASONS STRATEGY also have an aggressive growth component which SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each SEASONS STRATEGY uses an investment approach based on asset allocation. This approach is achieved by each SEASONS STRATEGY investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. Based on the percentage allocation to each specific underlying fund and each underlying fund's investment approach, each SEASONS STRATEGY initially has a neutral asset allocation mix of stocks, bonds and cash.

SEASONS STRATEGY REBALANCING

Each SEASONS STRATEGY is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each SEASONS STRATEGY with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the neutral asset allocation mix for each SEASONS STRATEGY. The pie charts on the following pages demonstrate:

     - the neutral asset allocation mix for each SEASONS STRATEGY; and

     - the percentage allocation in which each SEASONS STRATEGY invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. We also reserve the right to rebalance any SEASONS STRATEGY more frequently if rebalancing is, deemed necessary and not adverse to the interests of contract owners invested in such SEASONS STRATEGY. Rebalancing a SEASONS STRATEGY may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.


GROWTH                                                             BALANCED GROWTH
      GOAL: Long-term growth of capital, allocating its            GOAL: Focuses on conservation of principal by investing in a
  assets primarily to stocks. This SEASONS STRATEGY may be         more balanced weighting of stocks and bonds, with a
  best suited for those with longer periods to invest.             secondary objective of seeking a high total return. This
                                                                   SEASONS STRATEGY may be best suited for those approaching
  [GROWTH CHART]                                                   retirement and with less tolerance for investment risk.
                                                                   [BALANCED GROWTH CHART]
  UNDERLYING INVESTMENT                                            UNDERLYING INVESTMENT
  PORTFOLIOS & MANAGERS                                            PORTFOLIOS & MANAGERS
  MULTI-MANAGED GROWTH PORTFOLIO                   50%             MULTI-MANAGED INCOME/EQUITY PORTFOLIO              55%
  Managed by:                                                      Managed by:
    Janus Capital Corporation                                      Janus Capital Corporation
    SunAmerica Asset Management Corp.                              SunAmerica Asset Management Corp.
    Wellington Management Company, LLP                             Wellington Management Company, LLP
  STOCK PORTFOLIO                                     25%          STOCK PORTFOLIO                                       20%
  Managed by T. Rowe Price Associates, Inc.                        Managed by T. Rowe Price Associates, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%         ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by Putnam Investment Management, Inc.                    Managed by Putnam Investment Management, Inc.


MODERATE GROWTH                                                    CONSERVATIVE GROWTH
      GOAL: Growth of capital through investments in               GOAL: Capital preservation while maintaining some potential
  equities, with a secondary objective of conservation of          for growth over the long term. This SEASONS STRATEGY may be
  principal by allocating more of its assets to bonds than         best suited for those with lower investment risk tolerance.
  the Growth SEASONS STRATEGY. This SEASONS STRATEGY may be        [CONSERVATIVE GROWTH CHART]
  best suited for those nearing retirement years but still         UNDERLYING INVESTMENT
  earning income.                                                  PORTFOLIOS & MANAGERS
  [MODERATE GROWTH CHART]
  UNDERLYING INVESTMENT                                            MULTI-MANAGED INCOME PORTFOLIO                      60%
  PORTFOLIOS & MANAGERS                                            Managed by:
  MULTI-MANAGED MODERATE GROWTH PORTFOLIO         55%              Janus Capital Corporation
  Managed by:                                                      SunAmerica Asset Management Corp.
    Janus Capital Corporation                                      Wellington Management Company, LLP
    SunAmerica Asset Management Corp.                              STOCK PORTFOLIO                                       15%
    Wellington Management Company, LLP                             Managed by T. Rowe Price Associates, Inc.
  STOCK PORTFOLIO                                     20%          ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO          25%
  Managed by T. Rowe Price Associates, Inc.                        Managed by Putnam Investment Management, Inc.
  ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO       25%
  Managed by Putnam Investment Management, Inc.

FIXED INVESTMENT OPTIONS

The contract also offers seven fixed investment options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed investment options. We currently offer fixed investment options for periods of one, three, five, seven and ten years, which we call guarantee periods. In Maryland, Oregon and Washington only the one year fixed account option is available. Additionally, you have the option of allocating your money to the 6-month and/or 1-year DCA fixed account. We guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on the Dollar Cost Averaging Program on page 18 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

All of these fixed account options pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Rates for specified payments are declared at the beginning of the guarantee period and do not change during the specified period.

There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - INITIAL RATE: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - CURRENT RATE: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - RENEWAL RATE: Rate credited to money remaining in a fixed account after expiration of a guarantee period and money transferred from a fixed account or one of the SEASONS STRATEGIES, SELECT PORTFOLIOS or FOCUSED PORTFOLIOS into a fixed account.

Each of these rates may differ from one another. Although once declared the applicable rate is guaranteed until your guarantee period expires.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an effective rate of 3%. SEE DOLLAR COST AVERAGING ON PAGE 18 for more information.

When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate money to another fixed investment option (other than the DCA fixed accounts) or to any of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES). If you want to reallocate your money, you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate your money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

For contracts issued in the state of Oregon the withdrawal charge schedule applied to amounts withdrawn from the one year fixed account declines over seven years as follows 6%, 5%, 4%, 3%, 2%, 1%, 0%.

MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 OR 10 YEAR FIXED INVESTMENT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN MARYLAND, OREGON AND WASHINGTON AND MAY NOT BE AVAILABLE IN OTHER STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION. THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO WITHDRAWALS TO PAY A DEATH BENEFIT OR CONTRACT FEES AND CHARGES.

If you take money out of the 3, 5, 7 or 10 year fixed investment options before the end of the guarantee period, we make an adjustment to your contract (the "market value adjustment" or "MVA"). This market value adjustment reflects any difference in the interest rate environment between the time you place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring a market value adjustment.

We will not assess a market value adjustment against withdrawals made (1) to pay a death benefit; (2) to pay contract fees and charges; or (3) to begin the Income Phase of your contract on the latest Annuity Date.

We calculate the market value adjustment by doing a comparison between current rates and the rate being credited to you in the fixed investment option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal or transfer. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. On the other hand, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal or transfer amount. Where the market value adjustments is positive, we add the adjustment to your withdrawal amount or transfer amount. For withdrawals under the systematic withdrawal program that result in a negative market value adjustment, the MVA amount will be deducted from your withdrawal.

The 1-year fixed investment option and the DCA fixed accounts do not impose a market value adjustment. These fixed investment options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

Please see APPENDIX B for more information on how we calculate the market value adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer money among the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S), SEASONS STRATEGY(IES) and the fixed investment options by written request or by telephone. Additionally, you may access your account and request transfers through our website, www.sunamerica.com. Funds already in your contract cannot be transferred into the DCA fixed accounts. You may make transfers among the investment options without incurring a transfer charge. Transfers out of a 3, 5, 7 or 10 year fixed investment option may be subject to a market value adjustment.

The minimum amount you can transfer is $100, or a lesser amount if you transfer the entire balance from a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or a fixed investment option. Any money remaining in a SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed investment option after making a transfer must equal at least $100. Your request for transfer must clearly state which investment option(s) are involved and the amount you want to transfer. Please see the section on Dollar Cost Averaging on page 18 for specific rules regarding the DCA fixed accounts.

We will accept transfers by telephone and/or the internet unless you specify otherwise on your contract application. When receiving telephone and/or the internet account transfers, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures we may be liable for any losses due to unauthorized or fraudulent transactions.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 27.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that such third party has been appointed by a court of competent jurisdiction to act on your behalf; or such third party is a trustee/fiduciary appointed, by you or for you, to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

We reserve the right to modify, suspend or terminate the transfer privileges at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the variable investment options. Under the program you systematically transfer a set dollar amount or percentage from any SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY or the 1-year fixed account option (source accounts) to any other SELECT PORTFOLIO, FOCUSED PORTFOLIO or SEASONS STRATEGY. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing.

We also offer the 6-month and a 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You can not transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected. The minimum transfer amount if you use the 6-month or 1-year DCA fixed accounts to provide dollar cost averaging is $100.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

     - the total amount of money allocated to the account, and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA fixed account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months. You may terminate your DCA program at any time. If money remains in the DCA fixed account, we transfer the remaining money to the 1-year fixed investment option, unless we receive different instructions from you.

In Oregon, the withdrawal schedule applicable to funds placed in the DCA fixed accounts is 6% for the period when those funds are in the DCA fixed accounts. Once those funds are moved into the target accounts they are subject to the standard withdrawal charge schedule.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

    Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value SELECT PORTFOLIO over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

       QUARTER         ACCUMULATION UNIT    UNITS PURCHASED
       -------         -----------------    ---------------
 1                          $ 7.50                100
 2                          $ 5.00                150
 3                          $10.00                 75
 4                          $ 7.50                100
 5                          $ 5.00                150
 6                          $ 7.50                100

    You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the SEASONS STRATEGIES, SELECT PORTFOLIOS and/or FOCUSED PORTFOLIOS to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. We reserve the right to modify, suspend or terminate this program at any time.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program.

     EXAMPLE:

    Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS or SEASONS STRATEGIES, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

VOTING RIGHTS

Anchor National is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If any of the underlying portfolios become unavailable for investment, we may be required to substitute shares of another investment portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 27.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal and a market value adjustment if a withdrawal comes from the 3, 5, 7 or 10 year fixed investment options prior to the end of a guarantee period. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 25. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in any SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each SELECT PORTFOLIO, FOCUSED PORTFOLIO, SEASONS STRATEGY and the fixed investment option in which your contract is invested. Withdrawals from fixed investment options prior to the end of the guarantee period may result in a market value adjustment.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender (except in the state of Washington).

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

     2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

     1. Your penalty-free earnings, or;

     2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, you can take out the greater of the following amounts each year:

     1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

     2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial advisor.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Income Protector Program or Seasons Estate Advantage and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)
B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (4%) [B X C = $4,000]
D = Your full surrender value ($76,000)

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES ON PAGE 32 for a more detailed explanation.

DEATH BENEFIT
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If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you are in the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. SEE INCOME OPTIONS ON PAGE 27.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid.

The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. SEE SPOUSAL CONTINUATION ON PAGE 25. If the Beneficiary does not make a specific election as to how they want the death benefit distributed within sixty days of our receipt of adequate proof of death, it will be paid in a lump sum.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides three death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and Seasons Estate Advantage which offers a choice between two optional enhanced death benefits, along with an Earnings Advantage feature, for an additional fee. If you choose Seasons Estate Advantage, you must do so at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal.

To calculate the adjustment amount for a withdrawal, you first determine the percentage by which the contract value is reduced by the withdrawal, on the date of the withdrawal. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The percentage amount is then multiplied by the amount of Net Purchase Payments immediately before the withdrawal to get the adjustment amount. This amount is subtracted from the amount of Net Purchase Payment(s) immediately before the withdrawal.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

STANDARD DEATH BENEFIT

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE

The Seasons Estate Advantage is an optional feature that offers a choice between two enhanced death benefits, each of which includes an Earnings Advantage component. You must elect Seasons Estate Advantage at the time we issue your contract and once elected it cannot be terminated by you. Seasons Estate Advantage is not available if you are age 81 or older at the time of contract issue.

If you elect Seasons Estate Advantage, we will pay your Beneficiary the sum of A plus B, where:

     A. is the amount payable under the selected enhanced death benefit (see option 1 or 2 below); and
     B. is the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options:

1. 5% Accumulation Option--the death benefit is the greater of:

   a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   b. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

      If you die after the latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from Seasons Estate Advantage.

2. Maximum Anniversary Value Option--the death benefit is the greater of:

   a. Net Purchase Payments; or
   b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or
   c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

      If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Therefore, your beneficiary will not receive any benefit from Season's Estate Advantage.

B. Earnings Advantage Benefit:

The Earnings Advantage benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

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                                        EARNINGS ADVANTAGE                              MAXIMUM
    CONTRACT YEAR OF DEATH                  PERCENTAGE                       EARNINGS ADVANTAGE PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
 Years 0-4                               25% of earnings             25% of Net Purchase Payments
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 Years 5-9                               40% of earnings             40% of Net Purchase Payments*
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 Years 10+                               50% of earnings             50% of Net Purchase Payments*
--------------------------------------------------------------------------------------------------------------------

* Purchase Payments must be invested for at least six months at the time of your death to be included as part of Net Purchase Payments for the purposes of the Maximum Earnings Advantage calculation.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage Amount?
We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the date of death; and

     (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?
The Earnings Advantage amount is subject to a maximum. The maximum Earnings Advantage amount is equal to a percentage of your Net Purchase Payments.

If you elect the 5% Accumulation enhanced death benefit option or the Maximum Anniversary enhanced death benefit, the Earnings Advantage benefit will only be paid if your date of death is prior to your latest Annuity Date.

We assess a fee for Seasons Estate Advantage. We deduct daily the annual charge of 0.25% of the average daily ending value of the assets you have allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/ or SEASONS STRATEGY(IES). This fee will terminate, if the benefit is no longer available to you based on your age, as discussed above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS ESTATE ADVANTAGE FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATION FOLLOWING A SPOUSAL CONTINUATION. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix C. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of Seasons Estate Advantage and the available death benefit will be the Standard Death Benefit. We will terminate Seasons Estate Advantage if the Continuing Spouse is age 81 or older on the Continuation Date and the available death benefit will be the Standard Death Benefit. If Seasons Estate Advantage is not terminated or discontinued and the Continuing Spouse dies after the latest Annuity Date, the available death benefit will be the Standard Death Benefit (if the 5% Accumulation option applied) or contract value at the time we receive satisfactory proof of death (if the Maximum Anniversary option applied.)

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 1.40% annually of the value of your contract invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). We deduct the charge daily, on a pro-rata basis, from the value of your contract allocated to the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES). The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract.

The contract does provide a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 20. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

      YEAR          1     2     3     4     5     6     7     8
-----------------  ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal
  Charge.........    7%    6%    6%    5%    4%    3%    2%    0%

After a Purchase Payment has been in the contract for seven complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 32.

INVESTMENT CHARGES

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) for the advisory and other expenses of the portfolios. SEE FEE TABLES ON PAGE 6.

Service Fees

Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The service fee of 0.15% (also known as a 12b-1 fee) is used generally to pay financial intermediaries for services provided over the life of the contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST, ATTACHED.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice. We will deduct the $35 ($30 in North Dakota) contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. In the states of Pennsylvania, Texas and Washington a contract maintenance fee will be deducted pro-rata from the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested, only. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

TRANSFER FEE

You may make transfers between investment options, without incurring a transfer charge. However, we reserve the right to charge a fee for such transfers in the future.

SEASONS ESTATE ADVANTAGE FEE

Please see page 23 of this prospectus for additional information regarding the Seasons Estate Advantage fee.

OPTIONAL INCOME PROTECTOR FEE

Please see page 29 of this prospectus for additional information regarding the Income Protector fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you fully surrender or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX D provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact Our Annuity Service Center for more information.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 32.

INCOME OPTIONS

Currently, this Contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing. See the INCOME PROTECTOR section below for information regarding taking income under that feature.

ALLOCATION OF ANNUITY PAYMENTS

You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

FIXED OR VARIABLE INCOME PAYMENTS

If at the date when income payments begin you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

INCOME PAYMENTS

Your income payments will vary if you are invested in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity date depending on four factors:

     - for life options, your age when payments begin,

     - the value of your contract in the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) on the Annuity Date,

     - the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

     - the performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) after the Annuity Date, the allocation of funds between the fixed accounts and SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and/or SEASONS STRATEGY(IES) also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one (1) transfer per month is permitted between the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) and SEASONS STRATEGY(IES). No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options.

INCOME PROTECTOR

You may elect to enroll in the Income Protector Program. The Income Protector Program can provide a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to begin receiving income payments. With the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

You are not required to use the Income Protector to receive income payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking income payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

We base the amount of minimum retirement income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the SELECT PORTFOLIO(S), FOCUSED PORTFOLIO(S) or SEASONS STRATEGY(IES) in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the Program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

In order to exercise your rights under the Income Protector feature, you may not begin the Income Phase for at least nine years following the date your enrollment in the program became effective. Further, you may begin taking income payments using the Income Protector feature only within 30 days after the ninth or later contract anniversary following the effective date of your enrollment in the Income Protector program.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

Generally, for Qualified contracts:

     - for the Life Annuity with 10 years guaranteed, you must annuitize before age 79, and;

     - for the Joint and 100% Survivor Annuity with 20 years guaranteed, both annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.

You may wish to consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

If you elect to participate in the Income Protector program we deduct a fee equal to 0.10% of your Income Benefit Base from your contract value on each contract anniversary beginning with the contract anniversary following the anniversary on which your enrollment in the program becomes effective. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, if you fully surrender your contract prior to your contract anniversary, we will deduct the fee at the time of surrender based on your Income Benefit Base as of the surrender date. Once elected, the Income Protector Program and its corresponding charges may not be terminated until full surrender or annuitization of the contract occurs.

HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM:

This table assumes a $100,000 initial investment in a Non-qualified contract and election of the Income Protection Program, with no further premiums, no withdrawals or premium taxes and no election of Seasons Estate Advantage.

-----------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
 IF AT ISSUE YOU ARE...                1-8                 9                  10                 15                 20
-----------------------------------------------------------------------------------------------------------------------------
  Male (M), Age 60*                    N/A               6,480              6,672              7,716              8,832
-----------------------------------------------------------------------------------------------------------------------------
  Female (F), Age 60*                  N/A               5,700              5,880              6,900              8,112
-----------------------------------------------------------------------------------------------------------------------------
  M and F, Age 60**                    N/A               4,920              5,028              5,544              5,928
-----------------------------------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector program may not be available in all states. Check with your financial advisor for availability in your state.

We reserve the right to modify, suspend or terminate the program at any time.

TAXES
--------------------------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the federal tax code treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The federal tax code provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age
59 1/2; (2) when
paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The federal tax code further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the federal tax code); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the federal tax code for amounts paid during the taxable year for medical care;
(6) to fund higher education expenses (as defined in federal tax code); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

The federal tax code limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the federal tax code); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under 403(b) or to a custodial account under section 403(b)(7).

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from Qualified contracts by April 1, of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs the calendar year in which you retire. Minimum distributions are not required in a Roth IRA, during your lifetime. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should contact your tax advisor for more information.

We currently waive surrender charges and MVA on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both).

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semi-annual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change, modify or discontinue the service at any time.

DIVERSIFICATION

The federal tax code imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Portfolios' management monitors the variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE
--------------------------------------------------------------------------------

From time to time we will advertise the performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and SEASONS STRATEGIES. These performance numbers do not indicate future results.

We may show performance of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or SEASONS STRATEGY in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA, Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA, Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the variable Portfolios.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April, 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corporation and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Five (the "Separate Account"), under Arizona law on July 8, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National. Assets in the Separate Account are not guaranteed by Anchor National.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, and is a registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements of Anchor National Life Insurance Company as of December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the one year ended September 30, 1998, and the financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Select(II) Variable Annuity at April 30, 2001, and for the period from October 16, 2000 (inception) to April 30, 2001, are also presented in this Statement of Additional Information, and are incorporated by reference in this prospectus and have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Separate Account............................................    3
General Account.............................................    4
Performance Data............................................    4
Income Payments.............................................    9
Annuity Unit Values.........................................   10
Taxes.......................................................   13
Distribution of Contracts...................................   18
Financial Statements........................................   18

APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SEASONS STRATEGIES                 3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------
----------------------------------------------------------------------------------------------------
Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      15.05          15.89       21.30    (a)      20.24
                                                                                      (b)      20.24
  End AUV...................................      15.89          21.30       20.24    (a)      17.04
                                                                                      (b)      17.02
  Ending Number of AUs......................     31,169      1,653,495   1,871,300    (a)    398,040
                                                                                      (b)  1,431,268
----------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      14.25          15.09       19.48    (a)      18.62
                                                                                      (b)      18.62
  End AUV...................................      15.09          19.48       18.62    (a)      16.29
                                                                                      (b)      16.27
  Ending Number of AUs......................     93,136      1,559,019   1,760,865    (a)    483,256
                                                                                      (b)  1,692,012
----------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 4/15/97)
  Beginning AUV.............................      13.80          14.05       16.68    (a)      16.11
                                                                                      (b)      16.11
  End AUV...................................      14.05          16.68       16.11    (a)      14.97
                                                                                      (b)      14.96
  Ending Number of AUs......................     85,553        991,695   1,061,795    (a)    375,068
                                                                                      (b)  1,049,088
----------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date:
  4/15/97)
  Beginning AUV.............................      13.03          13.21       14.89    (a)      14.50
                                                                                      (b)      14.50
  End AUV...................................      13.21          14.89       14.50    (a)      14.13
                                                                                      (b)      14.10
  Ending Number of AUs......................     33,892        623,175     629,067    (a)    181,135
                                                                                      (b)    795,377
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------
----------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.68       14.94    (a)      13.99
                                                                                      (b)      13.99
  End AUV...................................      10.68          14.94       13.99    (a)      10.12
                                                                                      (b)      10.11
  Ending Number of AUs......................     85,647      1,058,317   1,158,071    (a)    138,746
                                                                                      (b)  1,108,465
----------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.41       12.88    (a)      12.30
                                                                                      (b)      12.30
  End AUV...................................      10.41          12.88       12.30    (a)      10.42
                                                                                      (b)      10.40
  Ending Number of AUs......................     33,347        316,855     361,941    (a)     30,196
                                                                                      (b)    397,804
----------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.32       10.75    (a)      10.79
                                                                                      (b)      10.79
  End AUV...................................      10.32          10.75       10.79    (a)      12.35
                                                                                      (b)      12.34
  Ending Number of AUs......................     34,004        531,732     571,490    (a)    110,091
                                                                                      (b)    899,551
----------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.62       18.41    (a)      16.85
                                                                                      (b)      16.85
  End AUV...................................      10.62          18.41       16.85    (a)      13.69
                                                                                      (b)      13.67
  Ending Number of AUs......................     27,096        529,844     612,249    (a)     80,629
                                                                                      (b)    678,174
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             SELECT PORTFOLIOS                  3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.10       10.93    (a)      11.14
                                                                                      (b)      11.14
  End AUV...................................      10.10          10.93       11.14    (a)      14.20
                                                                                      (b)      14.18
  Ending Number of AUs......................     11,278        297,306     318,151    (a)     98,363
                                                                                      (b)    598,874
----------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 3/1/99)
  Beginning AUV.............................      10.00          10.35       15.00    (a)      13.56
                                                                                      (b)      13.56
  End AUV...................................      10.35          15.00       13.56    (a)      11.20
                                                                                      (b)      11.19
  Ending Number of AUs......................     22,807        432,850     481,239    (a)     61,891
                                                                                      (b)    499,597
----------------------------------------------------------------------------------------------------
International Equity (Inception Date:
  3/1/99)
  Beginning AUV.............................      10.00          10.51       13.61    (a)      12.46
                                                                                      (b)      12.46
  End AUV...................................      10.51          13.61       12.46    (a)       9.61
                                                                                      (b)       9.60
  Ending Number of AUs......................     23,961        314,634     384,946    (a)     87,318
                                                                                      (b)    532,261
----------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date:
  3/10/99)
  Beginning AUV.............................      10.00          10.02       10.00    (a)       9.96
                                                                                      (b)       9.96
  End AUV...................................      10.02          10.00        9.96    (a)      10.57
                                                                                      (b)      10.56
  Ending Number of AUs......................     31,762        474,014     513,721    (a)    217,162
                                                                                      (b)    732,849
----------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 3/26/99)
  Beginning AUV.............................      10.00          10.00       10.32    (a)      10.35
                                                                                      (b)      10.35
  End AUV...................................      10.00          10.32       10.35    (a)      10.77
                                                                                      (b)      10.76
  Ending Number of AUs......................        970        380,169     235,608    (a)    713,829
                                                                                      (b)  1,188,716
----------------------------------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

        AUV-Accumulation Unit Value

        AU-Accumulation Units

                                                              FISCAL      3/31/00        4/30/00
                                              INCEPTION TO     YEAR         TO             TO
             FOCUSED PORTFOLIOS                 3/31/99       3/31/00     4/30/00        4/30/01
--------------------------------------------  ------------   ---------   ---------   ---------------

----------------------------------------------------------------------------------------------------
Focus Growth* (7/7/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       7.64
                                                                                      (b)       7.63
  Ending Number of AUs......................          0              0           0    (a)    336,517
                                                                                      (b)  1,598,717
----------------------------------------------------------------------------------------------------
Focus Growth and Income** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       9.35
                                                                                      (b)       8.94
  Ending Number of AUs......................          0              0           0    (a)     22,928
                                                                                      (b)    197,045
----------------------------------------------------------------------------------------------------
Focus TechNet** (12/29/00)
  Beginning AUV.............................          0              0           0    (a)      10.00
                                                                                      (b)      10.00
  End AUV...................................          0              0           0    (a)       6.33
                                                                                      (b)       7.01
  Ending Number of AUs......................          0              0           0    (a)     55,512
                                                                                      (b)    233,849

       * This portfolio was not available for sale in this product until July 5, 2000.

      ** This portfolio was not available for sale in this product until
         December 29, 2000.
     ---------------------------------------------------------------------------

     (a) Without election of optional Estate Advantage feature.

     (b) With election of optional Estate Advantage feature, which became available for sale on October 16, 2000.

         AUV-Accumulation Unit Value

         AU-Accumulation Units

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                          (N/12)
                            [(1+I/(1+J+L)]       - 1

                      The market value adjustment formula
                          may differ in certain states
where:

              I is the interest rate you are earning on the money invested in the fixed investment option;

              J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

              L is equal to 0.005, except in Florida where it is equal to .0025.

              N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=12); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 4%.

The market value adjustment factor is

                                                   (N/12)
                               = [(1+I/(1+J+0.005)]       - 1

                                                      (12/12)
                               = [(1.05)/(1.04+0.005)]        - 1

                                           (1)
                               = (1.004785)    - 1

                               = 1.004785 - 1

                               = +0.004785

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (+0.004785) = +$19.14

$19.14 represents the market value adjustment that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 6%.

The market value adjustment factor is

                                                    (N/12)
                               = [(1+I)/(1+J+0.005)]       - 1

                                                      (12/12)
                               = [(1.05)/(1.06+0.005)]        - 1

                                           (1)
                               = (0.985915)    - 1

                               = 0.985915 - 1

                               = -0.014085

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

Capitalized terms used in the Appendix have the same meaning as they have in the Death Benefit section starting on page 26 of the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the beneficiary the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the date of death of the Continuing Spouse; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the Continuing Spouse's 75th birthday, plus any Purchase Payments recorded after the Continuing Spouse's 75th birthday; and reduced for any withdrawal (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If Seasons Estate Advantage is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the sum of A plus B, where:

     A. equals the amount payable under the selected enhanced death benefit (option 1 or 2 below, as selected by the original owner); and

     B. equals the amount payable, if any, under the Earnings Advantage benefit.

A. Enhanced Death Benefit Options for Spousal Continuation:

     1. 5% Accumulation Option--the death benefit is the greater of:

        a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        b. Net Purchase Payments made from the original contract issue date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

     2. Maximum Anniversary Value Option--if the Continuing Spouse is younger than age 90 at the time of death, the death benefit is the greater of:

        a. Continuation Net Purchase Payments; or

        b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

        c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage.

B. Earnings Advantage Benefit for Spousal Continuation:

The Earnings Advantage benefit may increase the death benefit amount. The Earnings Advantage benefit is only available if the original owner elected Seasons Estate Advantage and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the Earnings Advantage Percentage and the Maximum Earnings Advantage amount, as set forth below:

-------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE
CONTRACT YEAR OF DEATH       PERCENTAGE           MAXIMUM EARNINGS ADVANTAGE PERCENTAGE
-------------------------------------------------------------------------------------------
 Years [0-4]             [25%] of earnings    [25%] of Continuation Net Purchase Payments
-------------------------------------------------------------------------------------------
 Years [5-9]             [40%] of earnings    [40%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------
 Years [10+]             [50%] of earnings    [50%] of Continuation Net Purchase Payments*
-------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS MUST BE INVESTED FOR AT LEAST SIX MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM EARNINGS ADVANTAGE CALCULATION.

What is the Contract Year of Death?
Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the Earnings Advantage Amount?
We determine the Earnings Advantage amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum Earnings Advantage Amount?
The Earnings Advantage amount is subject to a maximum. The Maximum Earnings Advantage amount is a percentage of the Continuation Net Purchase Payments.

The Earnings Advantage benefit will only be paid if the Continuing Spouse's date of death is prior to reaching age 95.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX D - PREMIUM TAXES
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED   NON-QUALIFIED
                           STATE                              CONTRACT      CONTRACT
                           -----                              ---------   -------------
California..................................................    0.50%         2.35%
Maine.......................................................       0%         2.00%
Nevada......................................................       0%         3.50%
South Dakota................................................       0%         1.25%
West Virginia...............................................    1.00%         1.00%
Wyoming.....................................................       0%         1.00%

Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------

       Date: ____________  Signed:

Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                VARIABLE ANNUITY ACCOUNT FIVE (Portion Related to
                       Seasons Select II Variable Annuity)

                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated July 27, 2001, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JULY 27, 2001.

TABLE OF CONTENTS
Separate Account............................................    2

General Account.............................................    2

Performance Data............................................    3

Annuity Payments............................................    7

Annuity Unit Values.........................................    7

Taxes.......................................................   10

Distribution of Contracts...................................   14

Financial Statements........................................   14


SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five was originally established by Anchor National Life Insurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES, with the assets of each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one, three, five, seven or ten year fixed investment option and/or the 6-month or 1-year DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. The 6-month and 1-year DCA fixed accounts are not available if the Seasons Reward Program is elected. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and STRATEGIES. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Inception of the Cash Management portfolio occurred on March 26, 1999. The annualized current yield and effective yield for the Cash Management Portfolio for the seven day period ended April 30, 2001, were as follows:

                                                            CURRENT YIELD   EFFECTIVE YIELD
                                                            -------------   ---------------
A. For contracts without the Seasons Rewards Program......      1.61%            1.62%
B. For contracts with the Seasons Rewards Program.........      3.61%            3.67%

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES and the general account so that each SELECT PORTFOLIO'S, FOCUSED PORTFOLIO'S and/or STRATEGY's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The STRATEGIES in Seasons Select II are also available in the Seasons contract and have been since 4/15/97. The SELECT PORTFOLIOS have been available since March 1, 1999 and the FOCUSED PORTFOLIOS since July 5, 2000 in the Seasons Select contract. Sales of Seasons Select II will not begin until October 16, 2000. The one year and since inception numbers for the STRATEGIES and PORTFOLIOS are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the separate account.

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2001 (RETURN WITH/WITHOUT REDEMPTION) FOR CONTRACTS WITHOUT THE SEASONS REWARDS PROGRAM



                                                1 YEAR RETURN      SINCE FUND INCEPTION**
                                           ----------------------  ----------------------
STRATEGIES                 INCEPTION DATE      W           W/O         W           W/O
----------                 --------------  ----------  ----------  ----------  ----------
Growth...................     4/15/97       -22.92%      -15.92%      13.27%      13.94%
Moderate Growth..........     4/15/97       -19.64%      -12.64%      11.96%      12.66%
Balanced Growth..........     4/15/97       -14.19%       -7.19%       9.59%      10.33%
Conservative Growth......     4/15/97        -9.68%       -2.68%       7.97%       8.75%

                                                1 YEAR RETURN       SINCE FUND INCEPTION
                                           ----------------------  ----------------------
SELECT PORTFOLIOS          INCEPTION DATE      W           W/O         W           W/O
-----------------          --------------  ----------  ----------  ----------  ----------
Large Cap Growth.........     3/1/99        -34.82%     -27.82%      -2.41%       0.39%
Large Cap Composite......     3/1/99        -22.49%     -15.49%      -1.04%       1.72%
Large Cap Value..........     3/1/99          7.40%      14.40%       7.56%      10.07%
Mid Cap Growth...........     3/1/99        -25.90%     -18.90%      13.09%      15.45%
Mid Cap Value............     3/1/99         20.35%      27.35%      15.07%      17.39%
Small Cap................     3/1/99        -24.63%     -17.63%       2.53%       5.18%
International Equity.....     3/1/99        -30.14%     -23.14%      -4.95%      -2.06%
Diversified Fixed
Income...................     3/10/99        -0.96%       6.04%      -0.31%       2.46%

FOCUSED PORTFOLIOS
------------------
Focus Growth*............     7/7/00          N/A          N/A      -30.74%     -23.74%
Focus Growth and Income*.    12/29/00         N/A          N/A      -17.85%     -10.85%
Focus TechNet*...........    12/29/00         N/A          N/A      -37.14%     -30.14%




TOTAL ANNUAL RETURN FOR THE PERIOD ENDING APRIL 30, 2001 (RETURN WITH/WITHOUT REDEMPTION) FOR CONTRACTS WITH THE SEASONS REWARDS PROGRAM***



                                               1 YEAR RETURN       SINCE FUND INCEPTION**
                                           ----------------------  ----------------------
STRATEGIES                 INCEPTION DATE       W         W/O          W          W/O
----------                 --------------  ----------  ----------  ----------  ----------
Growth...................     4/15/97       -23.24%     -14.24%      13.51%      14.50%
Moderate Growth..........     4/15/97       -19.89%     -10.89%      12.18%      13.21%
Balanced Growth..........     4/15/97       -14.34%      -5.34%       9.78%      10.88%
Conservative Growth......     4/15/97        -9.73%      -0.73%       8.13%       9.28%


                                               1 YEAR RETURN        SINCE FUND INCEPTION
                                           ----------------------  ----------------------
SELECT PORTFOLIOS          INCEPTION DATE       W         W/O           W          W/O
-----------------          --------------  ----------  ----------  ----------  ----------
Large Cap Growth.........     3/1/99         -35.38%     -26.38%     -1.93%       1.31%
Large Cap Composite......     3/1/99         -22.80%     -13.80%     -0.54%       2.65%
Large Cap Value..........     3/1/99           7.68%      16.68%      8.18%      11.08%
Mid Cap Growth...........     3/1/99         -26.28%     -17.28%     13.78%      16.52%
Mid Cap Value............     3/1/99          20.90%      29.90%     15.79%      18.48%
Small Cap................     3/1/99         -24.98%     -15.98%      3.08%       6.15%
International Equity.....     3/1/99         -30.61%     -21.61%     -4.51%      -1.17%
Diversified Fixed
Income...................     3/10/99         -0.84%       8.16%      0.21%       3.41%


FOCUSED PORTFOLIOS
------------------
Focus Growth*............     7/7/00          N/A          N/A       -31.22%    -22.22%
Focus Growth and Income*.    12/29/00         N/A          N/A       -18.06%     -9.06%
Focus TechNet*...........    12/29/00         N/A          N/A       -37.73%    -28.73%


These rates of return do not reflect election of the optional Income Protector Program or Seasons Estate Advantage. The rates of return would be lower if these optional features were included in the calculations.

*   This portfolio was not available for sale in fiscal year 2000.

** These rates of return were calculated utilizing Seasons rates for the related periods, adjusting for differences in fees.

ANNUITY PAYMENTS
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INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Income Payments using the Income Protector feature, the Income Benefit Base is determined as described in the prospectus. The initial monthly Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Income Option selected.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each SELECT PORTFOLIO, FOCUSED PORTFOLIO and STRATEGY. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY exceeds 3.5010, variable annuity payments derived from allocations to that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or STRATEGIES elected, and the amount of each annuity payment will vary accordingly.

For each SELECT PORTFOLIO, FOCUSED PORTFOLIO and/or STRATEGY, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of that month, and

(b) is the Accumulation Unit value of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY determined as of the end of the preceding month.

The NIF for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for a given month is a measure of the net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity Unit value for the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY on the Annuity Date and thus reflects the investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY). The net investment performance of the SELECT PORTFOLIO, FOCUSED PORTFOLIO or STRATEGY during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


TAXES
--------------------------------------------------------------------------------

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A contract owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity payment option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION--SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying annuity variable contracts such as the contracts. The regulations amplify the diversification requirements for variable annuity contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

TAX TREATMENT OF GIFTING A CONTRACT

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7).

An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case,the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

If you own a Qualified Contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified Contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified Contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in CONWAY. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRA

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the resulting income tax may be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS--SECTION 457

Under Section 457 of the Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation plans. The amounts deferred under a Plan which meets the requirements of Section 457 are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Furthermore, the Code provides additional requirements and restrictions regarding eligibility, contributions and distributions.


All of the assets and income of a Plan established by a governmental employee after August 23, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 23, 1995 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt non-governmental employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b). In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.


In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.


Under present federal tax law, amounts accumulated in a Plan under section 457 cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under section 457.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The audited consolidated financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Five (Portion Relating to the Seasons Select II Variable Annuity) at April 30, 2001, and for the period from October 16, 2000 (inception) to April 30, 2001, are also presented in this Statement of Additional Information.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants

To the Board of Directors and Shareholder of Anchor National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Woodland Hills, California

January 31, 2001

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                   December 31,     December 31,
                                                      2000              1999
                                                   -----------      -----------
                                                          (In thousands)
ASSETS

Investments:
   Cash and short-term investments                 $   169,701      $   462,915
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 2000, $4,130,570;
      December 1999, $4,155,728)                     4,007,902        3,953,169
   Mortgage loans                                      684,174          674,679
   Policy loans                                        244,436          260,066
   Separate account seed money                         104,678          144,231
   Common stocks available for sale,
      at fair value (cost: December 2000,
      $1,001; December 1999, $0)                           974             --
   Partnerships                                          8,216            4,009
   Real estate                                          24,139           24,000
   Other invested assets                                18,514           31,632
                                                   -----------      -----------
   Total investments                                 5,262,734        5,554,701

Variable annuity assets held in separate
   accounts                                         20,393,820       19,949,145
Accrued investment income                               57,555           60,584
Deferred acquisition costs                           1,286,456        1,089,979
Receivable from brokers for sales of
   securities                                               15           54,760
Income taxes currently receivable from Parent           60,992             --
Deferred income taxes                                     --             53,445
Other assets                                           127,906          111,880
                                                   -----------      -----------
TOTAL ASSETS                                       $27,189,478      $26,874,494
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                 December 31,       December 31,
                                                     2000              1999
                                                 ------------       ------------
                                                          (In thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  2,778,229       $  3,254,895
   Reserves for universal life insurance
      contracts                                     1,832,667          1,978,332
   Reserves for guaranteed investment
      contracts                                       610,672            305,570
   Payable to brokers for purchases of
      securities                                        3,662                139
   Income taxes currently payable                        --               23,490
   Modified coinsurance deposit liability              97,647            140,757
   Other liabilities                                  203,015            249,224
                                                 ------------       ------------
   Total reserves, payables and accrued
      liabilities                                   5,525,892          5,952,407
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               20,393,820         19,949,145
                                                 ------------       ------------
Subordinated notes payable to affiliates               55,119             37,816
                                                 ------------       ------------
Deferred income taxes                                  85,978               --
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         493,010            493,010
   Retained earnings                                  697,730            551,158
   Accumulated other comprehensive loss               (65,582)          (112,553)
                                                 ------------       ------------
   Total shareholder's equity                       1,128,669            935,126
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 27,189,478       $ 26,874,494
                                                 ============       ============


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                            Years Ended December 31,
                                           -------------------------   Three Months Ended       Year Ended
                                              2000           1999       December 31, 1998   September 30, 1998
                                           ---------       ---------   ------------------   ------------------
                                                                    (In thousands)

Investment income                          $ 399,355       $ 516,001       $  53,553               $ 218,793
                                           ---------       ---------       ---------               ---------
Interest expense on:
   Fixed annuity contracts                  (140,322)       (231,929)        (22,828)               (112,695)
   Universal life insurance
      contracts                              (86,263)       (102,486)           --                      --
   Guaranteed investment
      contracts                              (34,124)        (19,649)         (3,980)                (17,787)
   Senior indebtedness                          --              (199)            (34)                 (1,498)
   Subordinated notes payable
      to affiliates                           (4,144)         (3,474)           (853)                 (3,114)
                                           ---------       ---------       ---------               ---------
   Total interest expense                   (264,853)       (357,737)        (27,695)               (135,094)
                                           ---------       ---------       ---------               ---------
NET INVESTMENT INCOME                        134,502         158,264          25,858                  83,699
                                           ---------       ---------       ---------               ---------
NET REALIZED INVESTMENT
   GAINS (LOSSES)                            (15,177)        (19,620)            271                  19,482
                                           ---------       ---------       ---------               ---------
Fee income:
   Variable annuity fees                     400,495         306,417          58,806                 200,867
   Net retained commissions                   62,202          51,039          11,479                  48,561
   Asset management fees                      73,922          43,510           8,068                  29,592
   Universal life insurance fees, net         20,258          28,932            --                      --
   Surrender charges                          20,963          17,137           3,239                   7,404
   Other fees                                 12,959           6,327           1,738                   3,938
                                           ---------       ---------       ---------               ---------
TOTAL FEE INCOME                             590,799         453,362          83,330                 290,362
                                           ---------       ---------       ---------               ---------
GENERAL AND ADMINISTRATIVE
   EXPENSES                                 (171,627)       (146,683)        (21,268)                (92,929)
                                           ---------       ---------       ---------               ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                        (158,007)       (116,840)        (27,070)                (72,713)
                                           ---------       ---------       ---------               ---------
ANNUAL COMMISSIONS                           (56,473)        (40,760)         (6,624)                (18,209)
                                           ---------       ---------       ---------               ---------
PRETAX INCOME                                324,017         287,723          54,497                 209,692
                                           ---------       ---------       ---------               ---------
Income tax expense                          (108,445)       (103,025)        (20,106)                (71,051)
                                           ---------       ---------       ---------               ---------
NET INCOME                                 $ 215,572       $ 184,698       $  34,391               $ 138,641
                                           ---------       ---------       ---------               ---------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                Years Ended December 31,
                                                ------------------------  Three Months Ended       Year Ended
                                                  2000           1999     December 31, 1998    September 30, 1998
                                                ---------      ---------  ------------------   ------------------
                                                                     (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
  Net unrealized gains (losses)
   on debt and equity securities
   available for sale identified
   in the current period (net of
   income tax expense of $20,444
   and income tax benefit of
   $63,900, $5,517 and $2,168 for
   the years ended December 31,
   2000 and 1999, the three
   months ended December 31, 1998
   and the year ended September
   30, 1998, respectively)                      $  37,968      $(118,669)      $ (10,249)          $  (4,027)

  Less reclassification
   adjustment for net realized
   losses (gains) included in net
   income (net of income tax
   expense of $4,848, $4,165 and
   $116 and income tax benefit of
   $3,210 for the years ended
   December 31, 2000 and 1999,
   the three months ended
   December 31, 1998 and the year
   ended September 30, 1998, respectively)          9,003          7,735             215              (5,963)
                                                ---------      ---------       ---------           ---------
OTHER COMPREHENSIVE INCOME (LOSS)                  46,971       (110,934)        (10,034)             (9,990)
                                                ---------      ---------       ---------           ---------
COMPREHENSIVE INCOME                            $ 262,543      $  73,764       $  24,357           $ 128,651
                                                =========      =========       =========           =========

           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             ----------------------------   Three Months Ended       Year Ended
                                               2000              1999        December 31, 1998   September 30, 1998
                                            -----------       -----------   ------------------   ------------------
                                                                        (In thousands)
CASH FLOW FROM OPERATING
   ACTIVITIES:

   Net income                               $   215,572       $   184,698       $    34,391       $   138,641
   Adjustment to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
             Fixed annuity contracts            140,322           231,929            22,828           112,695
             Universal life insurance
               contracts                         86,263           102,486              --                --
             Guaranteed investment
               contracts                         34,124            19,649             3,980            17,787
         Net realized investment
             losses (gains)                      15,177            19,620              (271)          (19,482)
         Amortization (accretion) of
             net premiums (discounts)
             on investments                      (2,198)          (18,343)           (1,199)              447
         Universal life insurance fees          (20,258)          (28,932)             --                --
         Amortization of goodwill                 1,455               776               356             1,422
         Provision for deferred
             income taxes                       114,127          (100,013)           15,945            34,087
   Change in:
      Accrued investment income                   3,029             9,155            (1,512)           (4,649)
      Deferred acquisition costs               (204,077)         (208,228)          (34,328)         (160,926)
      Other assets                              (16,628)           (5,661)          (21,070)          (19,374)
      Income taxes currently
         receivable/payable                     (84,482)           12,367            16,992           (38,134)
      Other liabilities                         (12,520)           49,504             5,617            (2,248)
   Other, net                                    43,376            20,729             5,510            (5,599)
                                            -----------       -----------       -----------       -----------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   313,282           289,736            47,239            54,667
                                            -----------       -----------       -----------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                      (881,647)       (4,130,682)         (392,515)       (1,970,502)
      Mortgage loans                           (144,303)         (331,398)           (4,962)         (131,386)
      Other investments, excluding
         short-term investments                 (66,722)         (227,268)           (1,992)             --
   Sales of:
      Bonds, notes and redeemable
         preferred stocks                       468,221         2,660,931           265,039         1,602,079
      Other investments, excluding

         short-term investments                  60,538            65,395               142            42,458
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                       429,347         1,274,764            37,290           424,393
      Mortgage loans                            136,277            46,760             7,699            80,515
      Other investments, excluding
         short-term investments                 122,195            21,256               853            67,213
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                        --                --           3,083,211              --
   Net cash and short-term investments
      transferred from (to) affiliates
      in assumption with MBL Life
      Assurance Corporation                      (3,314)         (371,634)             --                --
                                            -----------       -----------       -----------       -----------

NET CASH PROVIDED (USED IN) BY
   INVESTING ACTIVITIES                         120,592          (991,876)        2,994,765           114,770
                                            -----------       -----------       -----------       -----------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                            Years Ended December 31,
                                         -----------------------------     Three Months Ended          Year Ended
                                             2000             1999         December 31, 1998       September 30, 1998
                                         -----------       -----------     ------------------      ------------------
                                                                       (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts            $ 1,764,600       $ 2,016,851       $   351,616             $ 1,512,994
      Universal life insurance
         contracts                            58,738            78,864              --                      --
      Guaranteed investment
         contracts                           350,000              --                --                     5,619
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                           (1,994,710)       (1,821,324)         (448,762)             (1,303,790)
   Withdrawal payments on:
      Fixed annuity contracts               (320,778)       (2,232,374)          (41,554)               (191,690)
      Universal life insurance
         contracts                          (145,067)          (81,634)             --                      --
      Guaranteed investment
         contracts                           (78,312)          (19,742)           (3,797)                (36,313)
   Claims and annuity payments on:
      Fixed annuity contracts               (114,761)          (46,578)           (9,333)                (40,589)
      Universal life insurance
         contracts                          (118,302)         (158,043)             --                      --
   Net receipts from (repayments
      of) other short-term
      financings                             (33,689)         (129,512)            9,545                 (10,944)
   Net receipt (payment) related
      to a modified coinsurance
      transaction                            (43,110)          140,757          (170,436)                166,631
   Net receipts from issuances of
      subordinated notes payable
      to affiliate                            17,303              --             170,436                    --
   Change in capital                            --             114,336            70,000                    --
   Dividends paid to Parent                  (69,000)             --                --                   (51,200)
                                         -----------       -----------       -----------             -----------

NET CASH PROVIDED (USED IN) BY
   FINANCING ACTIVITIES                     (727,088)       (2,138,399)          (72,285)                 50,718
                                         -----------       -----------       -----------             -----------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS               (293,214)       (2,840,539)        2,969,719                 220,155

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                    462,915         3,303,454           333,735                 113,580
                                         -----------       -----------       -----------             -----------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                      $   169,701       $   462,915       $ 3,303,454             $   333,735
                                         ===========       ===========       ===========             ===========

SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness         $     1,841       $     3,787       $     1,169              $     3,912
                                         ===========       ===========       ===========              ===========
   Net income taxes paid (refunded)
    to Parent                            $    78,796       $   190,126       $   (12,302)             $    74,932
                                         ===========       ===========       ===========              ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal"), a wholly owned subsidiary of the Company.

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reports in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Common stock is carried at fair value. Other invested assets include collateralized bond obligations and investments in mutual funds for the Company's asset management operations.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability. Upon adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance, the Company will be required to mark all swap agreements to market as of January 1, 2001 (see "Recently Issued Accounting Standards"). Such adjustment is not anticipated to be material to the shareholder's equity of the Company.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net unrealized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $362,085,000 and $312,764,000 for the years ended December 31, 2000 and
         1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $21,800,000 and $29,400,000 at December 31, 2000 and 1999,
         respectively, for this adjustment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounted to $21,604,000 (including accumulated amortization of $18,101,000) and $22,206,000 (including accumulated amortization of $16,350,000) at December 31, 2000 and 1999 respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contractholder reserves for universal life insurance contracts are equal to the policyholder account values before surrender charges.

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability. Premiums from the reinsured business is allocated to pay down the liability pursuant to a repayment schedule.

         FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138 and related implementation guidance. This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of derivatives, management does not anticipate that the new statement will have a significant effect on either the earnings or the financial position of the Company.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.

                                                               Three Months Ended
                                                                December 31, 1997
                                                                (In thousands)
                                                               ------------------
         Investment income                                           $ 59,062
         Net investment income                                         25,689
         Net realized investment gains                                 20,935
         Total fee income                                              63,984
         Pretax income                                                 67,654
         Net income                                                  $ 44,348
                                                                     ========

4.       ACQUISITION

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $92,687,000 at December 31, 2000, after adjustment for the transfer of the New York business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2000 and 1999 include the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1997, the beginning of the prior-year periods discussed herein, investment income would have been $514,433,000 and net income would have been $162,555,000 for the year ended September 30, 1998.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

         The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $58,329,000 and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. On December 31, 2000, the enhancement reserve for such payments totaled $162,653,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                                                                               $   19,164      $   18,868
Mortgage-backed securities                                                                    1,651,581       1,636,304
Securities of public utilities                                                                  154,076         151,209
Corporate bonds and notes                                                                     1,426,845       1,329,001
Redeemable preferred stocks                                                                       1,375           1,375
Other debt securities                                                                           877,529         871,145
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========
AT DECEMBER 31, 1999:

Securities of the United States
    Government                                                                               $   24,688      $   22,884
Mortgage-backed securities                                                                    1,505,729       1,412,134
Securities of public utilities                                                                  114,933         107,596
Corporate bonds and notes                                                                     1,676,006       1,596,469
Redeemable preferred stocks                                                                       4,375           4,547
Other debt securities                                                                           829,997         809,539
                                                                                             ----------      ----------
    Total                                                                                    $4,155,728      $3,953,169
                                                                                             ==========      ==========

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)

Due in one year or less                                                                      $   66,156      $   64,269
Due after one year through
    five years                                                                                  805,277         795,040
Due after five years through
    ten years                                                                                 1,023,591         938,495
Due after ten years                                                                             583,965         573,794
Mortgage-backed securities                                                                    1,651,581       1,636,304
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========

         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                       Gross          Gross
                                     Unrealized     Unrealized
                                       Gains          Losses
                                     ----------    -----------
                                         (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                       $      17      $    (313)
Mortgage-backed securities              10,000        (25,277)
Securities of public utilities             267         (3,134)
Corporate bonds and notes               12,682       (110,526)
Other debt securities                   11,482        (17,866)
                                     ---------      ---------
    Total                            $  34,448      $(157,116)
                                     =========      =========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                       $      47      $  (1,852)
Mortgage-backed securities               3,238        (96,832)
Securities of public utilities              13         (7,350)
Corporate bonds and notes               10,222        (89,758)
Redeemable preferred stocks                172           --
Other debt securities                    4,275        (24,734)
                                     ---------      ---------
    Total                            $  17,967      $(220,526)
                                     =========      =========


         Gross unrealized gains on equity securities available for sale aggregated $18,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $45,000 at December 31, 2000. There were no unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                Years Ended December 31,
                                -------------------------   Three Months Ended    Year Ended
                                  2000             1999      December 31, 1998 September 30, 1998
                                --------         --------   ------------------ ------------------
                                                        (In thousands)
BONDS, NOTES AND
    REDEEMABLE PREFERRED
    STOCKS:
    Realized gains              $  9,608         $  8,333         $  6,669         $ 28,086
    Realized losses               (5,573)         (26,113)          (5,324)          (4,627)
MORTGAGE LOANS:
    Realized losses                 (276)            --               --               --
COMMON STOCKS:
    Realized gains                   610            4,239               12              337
    Realized losses                 --                (11)              (9)            --
OTHER INVESTMENTS:
    Realized gains                 1,091             --                573            8,824
IMPAIRMENT WRITEDOWNS            (20,637)          (6,068)          (1,650)         (13,138)
                                --------         --------         --------         --------
Total net realized
    investment gains
    (losses)                    $(15,177)        $(19,620)        $    271         $ 19,482
                                ========         ========         ========         ========

         The sources and related amounts of investment income are as follows:

                                 Years Ended December 31,
                                 -------------------------   Three Months Ended    Year Ended
                                   2000             1999      December 31, 1998 September 30, 1998
                                 --------         --------   ------------------ ------------------
                                                          (In thousands)
Short-term investments           $  21,683         $  61,764         $   4,649         $  12,524
Bonds, notes and
    redeemable preferred
    stocks                         290,157           348,373            39,660           156,140
Mortgage loans                      60,608            47,480             7,904            29,996
Common stocks                         --                   7              --                  34
Real estate                            121              (525)               13              (467)
Partnerships                         7,031             6,631               352            24,311
Other invested assets               26,868            58,223             1,700              (572)

Less: investment expenses           (7,113)           (5,952)             (725)           (3,173)
                                 ---------         ---------         ---------         ---------
    Total investment
       income                    $ 399,355         $ 516,001         $  53,553         $ 218,793
                                 =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

At December 31, 2000, no investments exceeded 10% of the Company's consolidated shareholder's equity.

At December 31, 2000, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 33% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 10% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At December 31, 2000, bonds, notes and redeemable preferred stocks included $267,891,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $3,563,000 of bonds which approximates its estimated fair value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2000, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $28,688,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The interest income on the asset Swap Agreement is included in Investment Income in the income statement, while the interest paid on the liability Swap Agreement is included in Interest Expense on Guaranteed Investment Contracts in the income statement. The net interest income (paid) amounted to $43,000 for the year ended December 31, 2000, $(215,000) for the year ended December 31, 1999, $(54,000)
for the three months ended December 31, 1998 and $(278,000) for the year ended September 30, 1998.

At December 31, 2000, $8,955,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         POLICY LOANS: Carrying value is considered to be a reasonable estimate of fair value.

         PARTNERSHIPS: Fair value of partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR SALES/PURCHASES OF SECURITIES:
         Such amounts represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 compared with their respective carrying values, are as follows:

                                                 Carrying             Fair
                                                   Value              Value
                                                -----------        -----------
                                                        (In thousands)
DECEMBER 31, 2000:

ASSETS:

    Cash and short-term investments             $   169,701        $   169,701
    Bonds, notes and redeemable
       preferred stocks                           4,007,902          4,007,902
    Mortgage loans                                  684,174            711,543
    Policy loans                                    244,436            244,436
    Separate account seed money                     104,678            104,678
    Common stocks                                       974                974
    Partnerships                                      8,216              9,915
    Variable annuity assets held in
       separate accounts                         20,393,820         20,393,820
    Receivable from brokers for sales
       of securities                                     15                 15

LIABILITIES:

    Reserves for fixed annuity contracts          2,778,229          2,618,719
    Reserves for guaranteed investment
       contracts                                    610,672            610,672
    Payable to brokers for purchases of
       securities                                     3,662              3,662
    Variable annuity liabilities related
       to separate accounts                      20,393,820         20,393,820
    Subordinated notes payable to
       affiliates                               $    55,119        $    57,774

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

                                                 Carrying             Fair
                                                   Value             Value
                                                -----------        -----------
                                                         (In thousands)
DECEMBER 31, 1999:

ASSETS:

    Cash and short-term investments             $   462,915        $   462,915
    Bonds, notes and redeemable
       preferred stocks                           3,953,169          3,953,169
    Mortgage loans                                  674,679            673,781
    Policy loans                                    260,066            260,066
    Separate account seed money                     144,231            144,231
    Common stocks                                      --                 --
    Partnerships                                      4,009              9,114
    Variable annuity assets held in
       separate accounts                         19,949,145         19,949,145
    Receivable from brokers for sales
       of securities                                 54,760             54,760

LIABILITIES:

    Reserves for fixed annuity contracts          3,254,895          3,053,660
    Reserves for guaranteed investment
       contracts                                    305,570            305,570
    Payable to brokers for purchases of
       securities                                       139                139
    Variable annuity liabilities related
       to separate accounts                      19,949,145         19,949,145
    Subordinated notes payable to
       affiliates                               $    37,816        $    38,643


7.       SUBORDINATED NOTES PAYABLE TO AFFILIATES

         Subordinated notes (including accrued interest of $2,659,000) payable to affiliates totaled $55,119,000 at interest rates ranging from 8% to 9.5% at December 31, 2000, and require principal payments of $3,000,000 in 2001, $29,060,000 in 2002 and $20,400,000 in 2003.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 26% of the reserves as of December 31, 2000. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2000.

         The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $4,160,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

         On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is classified as General and Administrative Expenses in the Consolidated Statement of Income.

         On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands Stock life insurance company, effective December 31, 1997. As

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE (Continued)

         a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has entered into six agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2000 is $925,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $460,100,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

         In the ordinary course of business, the Company is obligated to purchase approximately $86,000,000 of asset backed securities as of December 31, 2000.

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current  financial strength rating from Moody's is based

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2000 and 1999, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                     Years Ended December 31,
                                    ---------------------------     Three Months Ended      Year Ended
                                      2000              1999        December 31, 1998  September 30, 1998
                                    ---------         ---------     -----------------  ------------------
                                                               (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:

    Beginning balances              $ 493,010         $ 378,674         $ 308,674         $ 308,674
    Reclassification of
       Note by the Parent                --             170,436              --                --
    Return of capital                    --            (170,500)             --                --
    Capital contributions
       received                          --             114,250            70,000              --
    Contribution of
       partnership
       investment                        --                 150              --                --
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 493,010         $ 493,010         $ 378,674         $ 308,674
                                    =========         =========         =========         =========
RETAINED EARNINGS:

    Beginning balances              $ 551,158         $ 366,460         $ 332,069         $ 244,628
    Net income                        215,572           184,698            34,391           138,641
    Dividends paid                    (69,000)             --                --             (51,200)
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 697,730         $ 551,158         $ 366,460         $ 332,069
                                    =========         =========         =========         =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):

       Beginning balances           $(112,553)        $  (1,619)        $   8,415         $  18,405
       Change in net
          unrealized gains
          (losses) on debt
          securities
          available for sale           79,891          (198,659)          (23,791)          (23,818)
       Change in net
          unrealized gains
          (losses) on equity
          securities
          available for sale              (27)              (10)              (44)             (950)
       Change in adjustment
          to deferred
          acquisition costs            (7,600)           28,000             8,400             9,400
       Tax effects of net
          changes                     (25,293)           59,735             5,401             5,378
                                    ---------         ---------         ---------         ---------
Ending balances                     $ (65,582)        $(112,553)        $  (1,619)        $   8,415
                                    =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Dividends of $69,000,000 and $51,200,000 were paid on March 1, 2000 and June 4,
         1998, respectively. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The Company's statutory capital and surplus totaled approximately $719,946,000 at December 31, 2000 and $694,621,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting, effective January 1, 2001. Codification changes prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The impact of Codification on the Company's statutory surplus has not yet been determined.

         On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:

                                     Net Realized
                                      Investment
                                    Gains (Losses)     Operations           Total
                                    --------------     ----------         ---------
                                                      (In thousands)
YEAR ENDED DECEMBER 31, 2000:

Currently payable                     $   2,791         $  (8,473)        $  (5,682)
Deferred                                 (8,103)          122,230           114,127
                                      ---------         ---------         ---------

Total income tax expense              $  (5,312)        $ 113,757         $ 108,445
                                      =========         =========         =========



YEAR ENDED DECEMBER 31, 1999:

Currently payable                     $   6,846         $ 196,192         $ 203,038
Deferred                                (13,713)          (86,300)         (100,013)
                                      ---------         ---------         ---------
    Total income tax expense
      (benefit)                       $  (6,867)        $ 109,892         $ 103,025
                                      =========         =========         =========



THREE MONTHS ENDED DECEMBER
31, 1998:

Currently payable                     $     740         $   3,421         $   4,161
Deferred                                   (620)           16,565            15,945
                                      ---------         ---------         ---------
    Total income tax expense          $     120         $  19,986         $  20,106
                                      =========         =========         =========

YEAR ENDED SEPTEMBER 30, 1998:
Currently payable                     $   4,221         $  32,743         $  36,964
Deferred                                   (550)           34,637            34,087
                                      ---------         ---------         ---------
    Total income tax expense          $   3,671         $  67,380         $  71,051
                                      =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                      Years Ended December 31,       Three Months Ended     Year Ended
                                       2000              1999         December 31, 1998  September 30, 1998
                                     ---------         ---------     ------------------  ------------------
                                                               (In thousands)
Amount computed at
    statutory rate                   $ 113,406         $ 100,703         $  19,074         $  73,392
Increases (decreases)
    resulting from:
       Amortization of
          differences between
          book and tax bases
          of net assets
          acquired                         597               609               146               460
       State income taxes,
          net of federal tax
          benefit                        9,718             7,231             1,183             5,530
       Dividends-received
          deduction                    (10,900)           (3,618)             (345)           (7,254)
       Tax credits                      (2,382)           (1,346)                             (1,296)
       Other, net                       (1,994)             (554)               48               219
                                     ---------         ---------         ---------         ---------
       Total income tax
          expense                    $ 108,445         $ 103,025         $  20,106         $  71,051
                                     =========         =========         =========         =========

         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2000. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                        December 31,      December 31,
                                                           2000               1999
                                                        ------------      ------------
                                                               (In thousands)
         DEFERRED TAX LIABILITIES:
         Investments                                     $  18,738         $  23,208
         Deferred acquisition costs                        317,995           272,697
         State income taxes                                  9,640             5,203
         Other liabilities                                  55,101            18,658
                                                         ---------         ---------
         Total deferred tax liabilities                    401,474           319,766
                                                         ---------         ---------

         DEFERRED TAX ASSETS:
         Contractholder reserves                          (247,591)         (261,781)
         Guaranty fund assessments                          (3,610)           (2,454)
         Deferred income                                   (28,982)          (48,371)
         Net unrealized losses on debt and equity
             securities available for sale                 (35,313)          (60,605)
                                                         ---------         ---------
         Total deferred tax assets                        (315,496)         (373,211)
                                                         ---------         ---------
         Deferred income taxes                           $  85,978         $ (53,445)
                                                         =========         =========

12       RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $44,584,000 in the year ended December 31, 2000, $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998 and $32,946,000 in the year ended September 30, 1998. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's products, amounting to approximately 33.8%, 35.6%, 35.6% and 33.6% of premiums for each of the respective periods.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $132,034,000 for the year ended December 31, 2000, $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998 and $84,975,000 for the year ended September 30, 1998. The marketing component of such costs during these periods amounted to $61,954,000, $53,385,000, $9,906,000 and $39,482,000,
         respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS (Continued)

         At December 31, 2000, the Company held no investments issued by any of its affiliates. At December 31, 1999, the Company held bonds with a fair value of $50,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

         During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 4).

         During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 4).

         During the year ended December 31, 2000, the Company sold various invested assets from the Parent for cash equal to their current market value of $6,362,000.

         During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

         During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

         During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company, a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS

         The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 16.9% of sales in the year ended December 31, 2000, 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998 and 16.8% in the year ended September 30, 1998. No other independent selling organization was responsible for 10% of sales for any such period. There was no single independent selling organization that accounted for 10% of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

         Summarized data for the Company's business segments follow:

                                                           Asset              Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations             Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 2000:

Investment income                  $    388,368         $      9,800         $      1,187         $    399,355
Interest expense                       (260,709)              (3,784)                (360)            (264,853)
                                   ------------         ------------         ------------         ------------
Net investment income                   127,659                6,016                  827              134,502
Net realized investment
    losses                              (15,177)                --                   --                (15,177)
Total fee income                        430,489               99,567               60,743              590,799
General and
    administrative expenses             (95,303)             (44,266)             (32,058)            (171,627)
Amortization of deferred               (125,035)             (32,972)                --               (158,007)
    acquisition costs
Annual commissions                      (56,473)                --                   --                (56,473)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    266,160         $     28,345         $     29,512         $    324,017
                                   ============         ============         ============         ============
Total assets                       $ 26,908,888         $    199,075         $     81,515         $ 27,189,478
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        454         $      1,600         $      2,054
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management             Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 1999:

Investment income                  $    505,962         $      9,072         $        967         $    516,001
Interest expense                       (354,263)              (3,085)                (389)            (357,737)
                                   ------------         ------------         ------------         ------------
Net investment income                   151,699                5,987                  578              158,264
Net realized investment
    losses                              (19,620)                --                   --                (19,620)
Total fee income                        349,066               55,885               48,411              453,362
General and
    administrative expenses             (93,449)             (24,856)             (28,378)            (146,683)
Amortization of deferred
    acquisition costs                   (94,910)             (21,930)                --               (116,840)
Annual commissions                      (40,760)                --                   --                (40,760)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    252,026         $     15,086         $     20,611         $    287,723
                                   ============         ============         ============         ============
Total assets                       $ 26,649,310         $    150,966         $     74,218         $ 26,874,494
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $      2,271         $      2,728         $      4,999
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                      Annuity            Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
THREE MONTHS ENDED
DECEMBER 31, 1998:

Investment income                  $     52,424         $        971         $        158         $     53,553
Interest expense                        (26,842)                (752)                (101)             (27,695)
                                   ------------         ------------         ------------         ------------
Net investment income                    25,582                  219                   57               25,858
Net realized investment
    gains (losses)                         (238)                 509                 --                    271
Total fee income                         60,876               11,333               11,121               83,330
General and
    administrative expenses              (9,363)              (5,171)              (6,734)             (21,268)
Amortization of deferred
    acquisition costs                   (23,111)              (3,959)                --                (27,070)
Annual commissions                       (6,624)                --                   --                 (6,624)
                                   ------------         ------------         ------------         ------------
Pretax income                      $     47,122         $      2,931         $      4,444         $     54,497
                                   ============         ============         ============         ============
Total assets                       $ 22,982,323         $    104,473         $     59,537         $ 23,146,333
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        308         $      1,005         $      1,313
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
SEPTEMBER 30, 1998:

Investment income                  $    214,871         $      2,839         $      1,083         $    218,793
Interest expense                       (131,980)              (2,709)                (405)            (135,094)
                                   ------------         ------------         ------------         ------------
Net investment income                    82,891                  130                  678               83,699
Net realized investment
    gains (losses)                       19,615                 (133)                --                 19,482
Total fee income                        207,450               36,632               46,280              290,362
General and
    administrative expenses             (49,732)             (18,640)             (24,557)             (92,929)
Amortization of deferred
    acquisition costs                   (58,833)             (13,880)                --                (72,713)
Annual commissions                      (18,209)                --                   --                (18,209)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    183,182         $      4,109         $     22,401         $    209,692
                                   ============         ============         ============         ============
Total assets                       $ 14,389,922         $    104,476         $     55,870         $ 14,550,268
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        205         $      5,289         $      5,494
                                   ============         ============         ============         ============

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Five (Portion Relating to the SEASONS SELECT II Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five (Portion Relating to the SEASONS SELECT II Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at April 30, 2001, and the results of each of their operations and the changes in each of their net assets for the period from October 16, 2000 (inception) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California

June 27, 2001

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2001


                                                         Moderate       Balanced     Conservative     Large Cap      Large Cap
                                            Growth        Growth         Growth         Growth         Growth        Composite
                                           Strategy      Strategy       Strategy       Strategy       Portfolio      Portfolio
                                         -----------    -----------    -----------   ------------    -----------    -----------
Assets:
     Investments in Seasons
       Series Trust, at market value     $31,139,063    $35,395,590    $21,306,009    $13,774,817    $12,607,614    $4,453,710
Liabilities                                        0              0              0              0              0             0
                                         -----------    -----------    -----------    -----------    -----------    ----------
Net Assets                               $31,139,063    $35,395,590    $21,306,009    $13,774,817    $12,607,614    $4,453,710
                                         ===========    ===========    ===========    ===========    ===========    ==========
Accumulation units outstanding             1,829,308      2,175,268      1,424,156        976,512      1,247,211       428,000
                                         ===========    ===========    ===========    ===========    ===========    ==========
Without Enhanced Death Benefit:
     Net Assets                          $ 6,782,126    $ 7,871,284    $ 5,616,005    $ 2,558,852    $ 1,404,230    $  314,597
     Accumulation units outstanding          398,040        483,256        375,068        181,135        138,746        30,196
     Unit value of accumulation units    $     17.04    $     16.29    $     14.97    $     14.13    $     10.12    $    10.42

With Enhanced Death Benefit:
     Net Assets                          $24,356,937    $27,524,306    $15,690,004    $11,215,965    $11,203,384    $4,139,113
     Accumulation units outstanding        1,431,268      1,692,012      1,049,088        795,377      1,108,465       397,804
     Unit value of accumulation units    $     17.02    $     16.27    $     14.96    $     14.10    $     10.11    $    10.40


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2001
                                   (Continued)



                                          Large Cap       Mid Cap        Mid Cap                    International   Diversified
                                            Value         Growth          Value        Small Cap       Equity       Fixed Income
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                         -----------    -----------    -----------    -----------   -------------   ------------
Assets:
     Investments in Seasons
        Series Trust, at market value    $12,458,996    $10,377,596    $ 9,891,228    $ 6,281,604    $ 5,946,158    $10,030,670
Liabilities                                        0              0              0              0              0              0
                                         -----------    -----------    -----------    -----------    -----------    -----------
Net Assets                               $12,458,996    $10,377,596    $ 9,891,228    $ 6,281,604    $ 5,946,158    $10,030,670
                                         ===========    ===========    ===========    ===========    ===========    ===========
Accumulation units outstanding             1,009,642        758,803        697,237        561,488        619,579        950,011
                                         ===========    ===========    ===========    ===========    ===========    ===========
Without Enhanced Death Benefit:
     Net Assets                          $ 1,360,095    $ 1,103,930    $ 1,396,994    $   693,233    $   838,948    $ 2,295,321
     Accumulation units outstanding          110,091         80,629         98,363         61,891         87,318        217,162
     Unit value of accumulation units    $     12.35    $     13.69    $     14.20    $     11.20    $      9.61    $     10.57

With Enhanced Death Benefit:
     Net Assets                          $11,098,901    $ 9,273,666    $ 8,494,234    $ 5,588,371    $ 5,107,210    $ 7,735,349
     Accumulation units outstanding          899,551        678,174        598,874        499,597        532,261        732,849
     Unit value of accumulation units    $     12.34    $     13.67    $     14.18    $     11.19    $      9.60    $     10.56


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2001
                                   (Continued)


                                               Cash             Focus          Focus Growth        Focus
                                            Management         Growth           & Income          TechNet
                                            Portfolio         Portfolio         Portfolio         Portfolio            TOTAL
                                           ------------      ------------      ------------      ------------      ------------
Assets:
     Investments in Seasons
        Series Trust, at market value      $ 20,480,391      $ 14,774,178      $  1,976,441      $  1,990,267      $212,884,332
Liabilities                                           0                 0                 0                 0                 0
                                           ------------      ------------      ------------      ------------      ------------
Net Assets                                 $ 20,480,391      $ 14,774,178      $  1,976,441      $  1,990,267      $212,884,332
                                           ============      ============      ============      ============      ============
Accumulation units outstanding                1,902,545         1,935,234           219,973           289,361
                                           ============      ============      ============      ============
Without Enhanced Death Benefit:
     Net Assets                            $  7,690,792      $  2,571,730      $    214,472      $    351,214
     Accumulation units outstanding             713,829           336,517            22,928            55,512
     Unit value of accumulation units      $      10.77      $       7.64      $       9.35      $       6.33

With Enhanced Death Benefit:
     Net Assets                            $ 12,789,599      $ 12,202,448      $  1,761,969      $  1,639,053
     Accumulation units outstanding           1,188,716         1,598,717           197,045           233,849
     Unit value of accumulation units      $      10.76      $       7.63      $       8.94      $       7.01


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2001

                                                                       Market Value         Market
Portfolio Investment                                    Shares           Per Share           Value               Cost
--------------------                                   ---------       ------------       ------------       ------------
Multi-Managed Growth Portfolio                         1,169,609         $  13.19         $ 15,429,198       $ 16,117,152
Multi-Managed Moderate Growth Portfolio                1,482,138            12.95           19,189,287         19,806,171
Multi-Managed Income/Equity Portfolio                    930,973            12.29           11,445,171         11,502,397
Multi-Managed Income Portfolio                           684,159            11.77            8,055,641          8,053,334
Asset Allocation: Diversified Growth Portfolio         2,166,050            11.79           25,540,506         25,514,798
Stock Portfolio                                        1,389,424            15.80           21,955,676         21,981,653
Large Cap Growth Portfolio                             1,361,171             9.26           12,607,614         13,435,718
Large Cap Composite Portfolio                            442,769            10.06            4,453,710          4,541,121
Large Cap Value Portfolio                              1,109,964            11.22           12,458,996         12,219,896
Mid Cap Growth Portfolio                                 967,661            10.72           10,377,596         11,103,071
Mid Cap Value Portfolio                                  773,944            12.78            9,891,228          9,565,008
Small Cap Portfolio                                      720,342             8.72            6,281,604          6,578,235
International Equity Portfolio                           658,245             9.03            5,946,158          6,068,275
Diversified Fixed Income Portfolio                     1,029,016             9.75           10,030,670         10,111,873
Cash Management Portfolio                              1,907,357            10.74           20,480,391         20,406,122
Focus Growth Portfolio                                 1,880,961             7.85           14,774,178         14,712,658
Focus Growth & Income Portfolio                          219,860             8.99            1,976,441          1,990,414
Focus TechNet Portfolio                                  282,460             7.05            1,990,267          1,899,185
                                                                                          ------------       ------------
                                                                                          $212,884,332       $215,607,081
                                                                                          ============       ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001



                                                         Moderate       Balanced     Conservative     Large Cap      Large Cap
                                            Growth        Growth         Growth         Growth         Growth        Composite
                                           Strategy      Strategy       Strategy       Strategy       Portfolio      Portfolio
                                         -----------    -----------    -----------   ------------    -----------    -----------
Investment income:
     Dividends and capital
       gains distributions               $   446,382    $   418,731    $   109,027    $    14,725    $   260,969    $   50,855
                                         -----------    -----------    -----------   ------------    -----------    ----------
         Total investment income             446,382        418,731        109,027         14,725        260,969        50,855
                                         -----------    -----------    -----------   ------------    -----------    ----------
Expenses:
     Mortality risk charge                   (54,746)       (59,935)       (30,425)       (18,880)       (24,390)       (7,858)
     Expense risk charge                     (21,290)       (23,308)       (11,832)        (7,342)        (9,485)       (3,056)
     Distribution expense charge              (9,124)        (9,989)        (5,071)        (3,147)        (4,065)       (1,310)
     Enhanced Death Benefit                  (11,672)       (13,633)        (6,204)        (4,101)        (6,097)       (2,030)
                                         -----------    -----------    -----------   ------------    -----------    ----------
         Total expenses                      (96,832)      (106,865)       (53,532)       (33,470)       (44,037)      (14,254)
                                         -----------    -----------    -----------   ------------    -----------    ----------
Net investment income (loss)                 349,550        311,866         55,495        (18,745)       216,932        36,601
                                         -----------    -----------    -----------   ------------    -----------    ----------
Net realized gains (losses)
  from securities transactions:
     Proceeds from shares sold             2,053,599        511,509      1,529,398        373,411        618,980       246,668
     Cost of shares sold                  (2,316,773)      (552,534)    (1,579,492)      (379,372)      (675,893)     (274,976)
                                         -----------    -----------    -----------   ------------    -----------    ----------
Net realized gains (losses) from
    securities transactions                 (263,174)       (41,025)       (50,094)        (5,961)       (56,913)      (28,308)
                                         -----------    -----------    -----------   ------------    -----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                           0              0              0              0              0             0
     End of period                          (795,385)      (680,088)        33,997         81,451       (828,104)      (87,411)
                                         -----------    -----------    -----------   ------------    -----------    ----------
Change in net unrealized appreciation
    (depreciation) of investments           (795,385)      (680,088)        33,997         81,451       (828,104)      (87,411)
                                         -----------    -----------    -----------   ------------    -----------    ----------
Increase (decrease) in net assets
  from operations                        $  (709,009)   $  (409,247)   $    39,398    $    56,745    $  (668,085)   $  (79,118)
                                         ===========    ===========    ===========   ============    ===========    ==========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001
                                   (Continued)


                                          Large Cap       Mid Cap        Mid Cap                    International   Diversified
                                            Value         Growth          Value        Small Cap       Equity       Fixed Income
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                         -----------    -----------    -----------    -----------   -------------   ------------
Investment income:
     Dividends and capital
       gains distributions               $   112,836    $   482,956    $   146,256    $   216,966    $    40,112    $   28,180
                                         -----------    -----------    -----------    -----------    -----------    ----------
         Total investment income             112,836        482,956        146,256        216,966         40,112        28,180
                                         -----------    -----------    -----------    -----------    -----------    ----------
Expenses:
     Mortality risk charge                   (20,332)       (20,725)       (18,852)       (11,629)       (11,359)      (12,794)
     Expense risk charge                      (7,907)        (8,060)        (7,331)        (4,522)        (4,417)       (4,976)
     Distribution expense charge              (3,389)        (3,454)        (3,142)        (1,938)        (1,893)       (2,132)
     Enhanced Death Benefit                   (4,890)        (5,171)        (4,424)        (2,935)        (2,582)       (2,912)
                                         -----------    -----------    -----------    -----------    -----------    ----------
         Total expenses                      (36,518)       (37,410)       (33,749)       (21,024)       (20,251)      (22,814)
                                         -----------    -----------    -----------    -----------    -----------    ----------
Net investment income (loss)                  76,318        445,546        112,507        195,942         19,861         5,366
                                         -----------    -----------    -----------    -----------    -----------    ----------
Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold               920,408        298,692        868,749        228,124     12,638,279       281,476
     Cost of shares sold                    (961,439)      (336,787)      (879,114)      (263,800)   (12,579,453)     (283,042)
                                         -----------    -----------    -----------    -----------    -----------    ----------
Net realized gains (losses) from
    securities transactions                  (41,031)       (38,095)       (10,365)       (35,676)        58,826        (1,566)
                                         -----------    -----------    -----------    -----------    -----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
     Beginning of period                           0              0              0              0              0             0
     End of period                           239,100       (725,475)       326,220       (296,631)      (122,117)      (81,203)
                                         -----------    -----------    -----------    -----------    -----------    ----------
Change in net unrealized appreciation
    (depreciation) of investments            239,100       (725,475)       326,220       (296,631)      (122,117)      (81,203)
                                         -----------    -----------    -----------    -----------    -----------    ----------
Increase (decrease) in net assets
  from operations                        $   274,387    $  (318,024)   $   428,362    $  (136,365)   $   (43,430)   $  (77,403)
                                         ===========    ===========    ===========    ===========    ===========    ==========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001
                                   (Continued)


                                                    Cash           Focus        Focus Growth      Focus
                                                 Management        Growth        & Income         TechNet
                                                  Portfolio       Portfolio      Portfolio       Portfolio            TOTAL
                                                 -----------     -----------    ------------    -----------        -----------
Investment income:
     Dividends and capital
       gains distributions                       $     5,222     $         0    $         0     $         0        $ 2,333,217
                                                 -----------     -----------    -----------     -----------        -----------
         Total investment income                       5,222               0              0               0          2,333,217
                                                 -----------     -----------    -----------     -----------        -----------
Expenses:
     Mortality risk charge                           (20,852)        (27,784)        (2,391)         (1,639)          (344,591)
     Expense risk charge                              (8,109)        (10,805)          (930)           (637)          (134,007)
     Distribution expense charge                      (3,476)         (4,631)          (398)           (273)           (57,432)
     Enhanced Death Benefit                           (4,015)         (6,492)          (609)           (406)           (78,173)
                                                 -----------     -----------    -----------     -----------        -----------
         Total expenses                              (36,452)        (49,712)        (4,328)         (2,955)          (614,203)
                                                 -----------     -----------    -----------     -----------        -----------
Net investment income (loss)                         (31,230)        (49,712)        (4,328)         (2,955)         1,719,014
                                                 -----------     -----------    -----------     -----------        -----------
Net realized gains (losses) from
  securities transactions:
     Proceeds from shares sold                    12,660,879         395,806         76,125          84,800         33,786,903
     Cost of shares sold                         (12,639,076)       (420,328)       (78,913)       (104,070)       (34,325,062)
                                                 -----------     -----------    -----------     -----------        -----------
Net realized gains (losses) from
    securities transactions                           21,803         (24,522)        (2,788)        (19,270)          (538,159)
                                                 -----------     -----------    -----------     -----------        -----------
Net unrealized appreciation (depreciation)
  of investments:
     Beginning of period                                   0               0              0               0                  0
     End of period                                    74,269          61,520        (13,973)         91,082         (2,722,748)
                                                 -----------     -----------    -----------     -----------        -----------
Change in net unrealized appreciation
    (depreciation) of investments                     74,269          61,520        (13,973)         91,082         (2,722,748)
                                                 -----------     -----------    -----------     -----------        -----------
Increase (decrease) in net assets
  from operations                               $     64,842     $   (12,714)   $   (21,089)    $    68,857        $(1,541,893)
                                                ============     ===========    ===========     ===========        ===========


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001


                                                             Moderate       Balanced     Conservative    Large Cap      Large Cap
                                              Growth          Growth         Growth         Growth        Growth        Composite
                                             Strategy        Strategy       Strategy       Strategy      Portfolio      Portfolio
                                            -----------    -----------    -----------   -------------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)           $   349,550    $   311,866    $    55,495    $   (18,745)   $   216,932    $   36,601
     Net realized gains (losses) from
         securities transactions               (263,174)       (41,025)       (50,094)        (5,961)       (56,913)      (28,308)
     Change in net unrealized appreciation
         (depreciation) of investments         (795,385)      (680,088)        33,997         81,451       (828,104)      (87,411)
                                            -----------    -----------    -----------    -----------    -----------    ----------
     Increase (decrease) in net assets
         from operations                       (709,009)      (409,247)        39,398         56,745       (668,085)      (79,118)
                                            -----------    -----------    -----------    -----------    -----------    ----------
From capital transactions without
         enhanced death benefit:
     Net proceeds from units sold             7,042,565      5,985,922      4,008,149      1,955,936      1,570,872       276,509
     Cost of units redeemed                     (42,510)       (90,323)       (13,553)        (2,693)      (207,112)       (2,450)
     Net transfers                              100,487      1,958,441      1,615,338        612,384        101,889        51,213
                                            -----------    -----------    -----------    -----------    -----------    ----------
         Increase in net assets               7,100,542      7,854,040      5,609,934      2,565,627      1,465,649       325,272
                                            -----------    -----------    -----------    -----------    -----------    ----------
From capital transactions with enhanced
         death benefit:
     Net proceeds from units sold            19,995,005     21,719,590     11,753,949      9,643,301     10,300,602     3,895,455
     Cost of units redeemed                    (569,138)      (141,147)      (291,742)       (35,080)      (153,666)      (21,661)
     Net transfers                            5,321,663      6,372,354      4,194,470      1,544,224      1,663,114       333,762
                                            -----------    -----------    -----------    -----------    -----------    ----------
         Increase in net assets              24,747,530     27,950,797     15,656,677     11,152,445     11,810,050     4,207,556
                                            -----------    -----------    -----------    -----------    -----------    ----------
Total increase in net assets from
     capital transactions                    31,848,072     35,804,837     21,266,611     13,718,072     13,275,699     4,532,828
Increase in net assets                       31,139,063     35,395,590     21,306,009     13,774,817     12,607,614     4,453,710
Net assets at beginning of period                     0              0              0              0              0             0
                                            -----------    -----------    -----------    -----------    -----------    ----------
Net assets at end of period                 $31,139,063    $35,395,590    $21,306,009    $13,774,817    $12,607,614    $4,453,710
                                            ===========    ===========    ===========    ===========    ===========    ==========
ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Without enhanced death benefit:
     Units sold                                 397,632        366,914        266,029        137,407        147,320        25,655
     Units redeemed                              (2,523)        (5,280)          (925)          (192)       (18,073)         (235)
     Units transferred                            2,931        121,622        109,964         43,920          9,499         4,776
                                            -----------    -----------    -----------    -----------    -----------    ----------
Increase in units outstanding                   398,040        483,256        375,068        181,135        138,746        30,196
Beginning units                                       0              0              0              0              0             0
                                            -----------    -----------    -----------    -----------    -----------    ----------
Ending units                                    398,040        483,256        375,068        181,135        138,746        30,196
                                            ===========    ===========    ===========    ===========    ===========    ==========
With enhanced death benefit:
     Units sold                               1,148,424      1,304,211        784,134        686,492        955,366       367,060
     Units redeemed                             (31,507)        (8,856)       (19,530)        (2,512)       (14,137)       (2,018)
     Units transferred                          314,351        396,657        284,484        111,397        167,236        32,762
                                            -----------    -----------    -----------    -----------    -----------    ----------
Increase in units outstanding                 1,431,268      1,692,012      1,049,088        795,377      1,108,465       397,804
Beginning units                                       0              0              0              0              0             0
                                            ===========    ===========    ===========    ===========    ===========    ==========
Ending units                                  1,431,268      1,692,012      1,049,088        795,377      1,108,465       397,804
                                            ===========    ===========    ===========    ===========    ===========    ==========


                 See accompanying notes to financial statements.

\                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001
                                   (Continued)


                                              Large Cap       Mid Cap        Mid Cap                 International   Diversified
                                                Value         Growth          Value      Small Cap      Equity      Fixed Income
                                              Portfolio      Portfolio      Portfolio    Portfolio     Portfolio      Portfolio
                                            ------------   ------------   -----------   -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)           $     76,318   $    445,546   $   112,507   $   195,942   $    19,861   $      5,366
     Net realized gains (losses)
         from securities transactions            (41,031)       (38,095)      (10,365)      (35,676)       58,826         (1,566)
     Change in net unrealized appreciation
         (depreciation) of investments           239,100       (725,475)      326,220      (296,631)     (122,117)       (81,203)
                                            ------------   ------------   -----------   -----------   -----------   ------------
     Increase (decrease) in net assets
         from operations                         274,387       (318,024)      428,362      (136,365)      (43,430)       (77,403)
                                            ------------   ------------   -----------   -----------   -----------   ------------
From capital transactions without
         enhanced death benefit:
     Net proceeds from units sold              1,934,314        974,105     1,795,500       582,386     1,659,637      1,006,571
     Cost of units redeemed                     (201,024)      (129,395)      (31,489)      (18,760)      (64,201)       (55,123)
     Net transfers                              (353,956)       277,458      (408,773)      141,357      (857,716)     1,365,768
                                            ------------   ------------   -----------   -----------   -----------   ------------
         Increase in net assets                1,379,334      1,122,168     1,355,238       704,983       737,720      2,317,216
                                            ------------   ------------   -----------   -----------   -----------   ------------
From capital transactions with
         enhanced death benefit:
     Net proceeds from units sold              8,507,916      7,483,724     6,960,415     4,742,341     3,913,059      6,036,324
     Cost of units redeemed                      (35,853)       (56,004)      (45,849)      (36,688)      (11,577)       (17,893)
     Net transfers                             2,333,212      2,145,732     1,193,062     1,007,333     1,350,386      1,772,426
                                            ------------   ------------   -----------   -----------   -----------   ------------
         Increase in net assets               10,805,275      9,573,452     8,107,628     5,712,986     5,251,868      7,790,857
                                            ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets from
     capital transactions                     12,184,609     10,695,620     9,462,866     6,417,969     5,989,588     10,108,073
Increase in net assets                        12,458,996     10,377,596     9,891,228     6,281,604     5,946,158     10,030,670
Net assets at beginning of period                      0              0             0             0             0              0
                                            ============   ============   ===========   ===========   ===========   ============
Net assets at end of period                 $ 12,458,996   $ 10,377,596   $ 9,891,228   $ 6,281,604   $ 5,946,158   $ 10,030,670
                                            ============   ============   ===========   ===========   ===========   ============
ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Without enhanced death benefit:
     Units sold                                  157,614         67,698       131,184        50,902       168,476         94,365
     Units redeemed                              (16,511)        (8,633)       (2,331)       (1,636)       (6,180)        (5,159)
     Units transferred                           (31,012)        21,564       (30,490)       12,625       (74,978)       127,956
                                            ------------   ------------   -----------   -----------   -----------   ------------
Increase in units outstanding                    110,091         80,629        98,363        61,891        87,318        217,162
Beginning units                                        0              0             0             0             0              0
                                            ============   ============   ===========   ===========   ===========   ============
Ending units                                     110,091         80,629        98,363        61,891        87,318        217,162
                                            ============   ============   ===========   ===========   ===========   ============
With enhanced death benefit:
     Units sold                                  709,274        521,778       515,451       410,235       392,018        568,162
     Units redeemed                               (2,990)        (4,405)       (3,371)       (3,550)       (1,223)        (1,679)
     Units transferred                           193,267        160,801        86,794        92,912       141,466        166,366
                                            ------------   ------------   -----------   -----------   -----------   ------------
Increase in units outstanding                    899,551        678,174       598,874       499,597       532,261        732,849
Beginning units                                        0              0             0             0             0              0
                                            ============   ============   ===========   ===========   ===========   ============
Ending units                                     899,551        678,174       598,874       499,597       532,261        732,849
                                            ============   ============   ===========   ===========   ===========   ============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (Portion Relating to the SEASONS SELECT II Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE PERIOD
               FROM OCTOBER 16, 2000 (INCEPTION) TO APRIL 30, 2001
                                   (Continued)


                                                          Cash           Focus       Focus Growth     Focus
                                                        Management       Growth        & Income      TechNet
                                                         Portfolio      Portfolio      Portfolio    Portfolio        TOTAL
                                                       ------------   ------------   ------------  -----------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)                      $    (31,230)  $    (49,712)  $    (4,328)  $    (2,955)  $   1,719,014
     Net realized gains (losses) from securities
         transactions                                        21,803        (24,522)       (2,788)      (19,270)       (538,159)
     Change in net unrealized appreciation
         (depreciation) of investments                       74,269         61,520       (13,973)       91,082      (2,722,748)
                                                       ------------   ------------   ------------  -----------   -------------
     Increase (decrease) in net assets
         from operations                                     64,842        (12,714)      (21,089)       68,857      (1,541,893)
                                                       ------------   ------------   ------------  -----------   -------------
From capital transactions without enhanced
         death benefit:
     Net proceeds from units sold                         4,134,071      2,428,872       198,381       330,034      35,883,824
     Cost of units redeemed                                 (86,276)       (64,812)          (43)         (357)     (1,010,121)
     Net transfers                                        3,622,773        175,450         7,524         7,239       8,416,876
                                                       ------------   ------------   ------------  -----------   -------------
         Increase in net assets                           7,670,568      2,539,510       205,862       336,916      43,290,579
                                                       ------------   ------------   ------------  -----------   -------------
From capital transactions with enhanced
         death benefit:
     Net proceeds from units sold                        15,024,798      8,863,049     1,635,111     1,435,136     141,909,775
     Cost of units redeemed                                 (41,908)       (92,965)       (3,688)      (17,386)     (1,572,245)
     Net transfers                                       (2,237,909)     3,477,298       160,245       166,744      30,798,116
                                                       ------------   ------------   ------------  -----------   -------------
         Increase in net assets                          12,744,981     12,247,382     1,791,668     1,584,494     171,135,646
                                                       ------------   ------------   ------------  -----------   -------------
Total increase in net assets from
     capital transactions                                20,415,549     14,786,892     1,997,530     1,921,410     214,426,225
Increase in net assets                                   20,480,391     14,774,178     1,976,441     1,990,267     212,884,332
Net assets at beginning of period                                 0              0             0             0               0
                                                       ============   ============   ============  ===========   =============
Net assets at end of period                            $ 20,480,391   $ 14,774,178   $ 1,976,441   $ 1,990,267   $ 212,884,332
                                                       ============   ============   ============  ===========   =============
ANALYSIS OF INCREASE
     IN UNITS OUTSTANDING:
Without enhanced death benefit:
     Units sold                                             384,711        323,112        21,983        54,269       2,795,271
     Units redeemed                                          (8,015)        (9,029)           (5)          (65)        (84,792)
     Units transferred                                      337,133         22,434           950         1,308         680,202
                                                       ------------   ------------   ------------  -----------   -------------
Increase in units outstanding                               713,829        336,517        22,928        55,512       3,390,681
Beginning units                                                   0              0             0             0               0
                                                       ============   ============   ============  ===========   =============
Ending units                                                713,829        336,517        22,928        55,512       3,390,681
                                                       ============   ============   ============  ===========   =============
With enhanced death benefit:
     Units sold                                           1,401,007      1,148,173       179,226       212,225      11,303,236
     Units redeemed                                          (3,898)       (12,890)         (417)       (3,102)       (116,085)
     Units transferred                                     (208,393)       463,434        18,236        24,726       2,446,496
                                                       ------------   ------------   ------------  -----------   -------------
Increase in units outstanding                             1,188,716      1,598,717       197,045       233,849      13,633,647
Beginning units                                                   0              0             0             0               0
                                                       ============   ============   ============  ===========   =============
Ending units                                              1,188,716      1,598,717       197,045       233,849      13,633,647
                                                       ============   ============   ============  ===========   =============


                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Variable Annuity Account Five (Portion Relating to the SEASONS SELECT II Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account contracts are sold through the Company's six wholly-owned or affiliated broker-dealers, over 900 independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

        The Separate Account is composed of four multi-managed variable investment strategies (the "Strategies"), nine variable portfolios (the "Select Portfolios"), and three focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios are invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contractholder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the four Strategies, nine Select Portfolios, and three Focused Portfolios and do not include balances allocated to the General Account.

        The inception dates of the Strategies, Select Portfolios, and Focused Portfolios in the Variable Annuity Account Five are the following:

        April 15, 1997 for Growth, Moderate Growth, Balanced Growth, and Conservative Growth Strategies; March 26, 1999 was for Cash Management Portfolio; March 10, 1999 for Diversified Fixed Income Portfolio; March 1, 1999 for Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, and International Equity Portfolios; December 29, 2000 for Focus Growth & Income and Focus TechNet Portfolios; July 7, 2000 for Focus Growth Portfolio.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The four strategies differ in their investment objectives, levels of risk and anticipated growth over time. Each strategy invests in a multi-managed portfolio specific for that strategy and in the two jointly utilized portfolios of the Trust, according to a predetermined allocation designed to achieve its investment objective. The investment allocation to the underlying portfolios is maintained by rebalancing the strategies quarterly.

        The investment objectives of the four strategies of the Separate Account are described below:

        The GROWTH STRATEGY seeks long-term growth of capital. The Growth Strategy invests in the Multi-Managed Growth Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The MODERATE GROWTH STRATEGY seeks growth of capital, with conservation of principal as a secondary objective. The Moderate Growth Strategy invests in the Multi-Managed Moderate Growth Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The BALANCED GROWTH STRATEGY focuses on conservation of principal, with high total return as a secondary objective. The Balanced Growth Strategy invests in the Multi-Managed Income/Equity Portfolio, the Asset
        Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The CONSERVATIVE GROWTH STRATEGY focuses on capital preservation while maintaining some potential for growth over the long term. The Conservative Growth Strategy invests in the Multi-Managed Income Portfolio, the Asset Allocation: Diversified Growth Portfolio, and the Stock Portfolio.

        The investment objectives of the six underlying portfolios of the Strategies are summarized below:

        The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

        The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

        The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

        The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of U.S. and foreign issuers which the advisor believes have the potential for appreciation. This portfolio is an investment of all four strategies.

        The STOCK PORTFOLIO seeks long-term capital appreciation and, secondarily, increasing dividend income. This portfolio invests primarily in common stocks of well-established growth companies. This portfolio is an investment of all four strategies.

        The four multi-managed Seasons portfolios described above pursue their investment goals by allocating their assets among three or four managed components. The assets of each multi-managed portfolio are allocated among the same three investment managers in differing percentages, depending on the portfolio's overall investment objective. Janus Capital Corporation manages a growth component, SunAmerica Asset Management Corp. ("SAAMCo"), an affiliate of the Company, manages a balanced component, and Wellington Management Company, LLP manages a fixed income component. SAAMCo also manages an aggressive growth component that is available only in the Growth and Moderate Growth strategies. The investment policies relating to each of the four managed Strategy components are described below:

        The SUNAMERICA/AGGRESSIVE GROWTH COMPONENT primarily consists of equity securities of lesser known or new growth companies or industries, such as technology, telecommunications, media and healthcare.

        The JANUS/GROWTH COMPONENT primarily consists of common stocks selected for their growth potential.

        The SUNAMERICA/BALANCED COMPONENT, over the long term, will consist of a diversified selection of equity investments in companies of medium to large capitalization that are thought to be undervalued in the marketplace and long term bonds and other debt securities.

        The WELLINGTON MANAGEMENT COMPANY/FIXED INCOME COMPONENT primarily consists of U.S. and foreign fixed income securities of varying maturities and risk/return characteristics.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The investment objectives and policies of the nine Select Portfolios are summarized below:

        The LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of large companies selected through a growth strategy.

        The LARGE CAP COMPOSITE PORTFOLIO seeks long-term growth of capital and growth of dividend income. This portfolio invests primarily in equity securities of large companies that offer the potential for long-term growth of capital or dividends.

        The LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of large companies selected through a value strategy.

        The MID CAP GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of medium sized companies selected through a growth strategy.

        The MID CAP VALUE PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of medium sized companies selected through a value strategy.

        The SMALL CAP PORTFOLIO seeks long-term growth of capital. This portfolio invests in equity securities of small companies.

        The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in equity securities of issuers in at least three countries other than the United States.

        The DIVERSIFIED FIXED INCOME PORTFOLIO seeks relatively high current income and secondarily, capital appreciation. This portfolio invests primarily in fixed income securities, including U.S. and foreign government securities, mortgaged-backed securities, investment grade debt securities, and high-yield/high-risk bonds.

        The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        Each multi-managed Focused Portfolio offers at least two different professional managers, one of which may be SAAMCo, and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

        The investment objectives and policies of the three Focused Portfolios are described below:

        The FOCUS GROWTH PORTFOLIO seeks long-term growth of capital. This portfolio actively trades equity securities of growth companies without regard to market capitalization.

        The FOCUS GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income. This portfolio actively trades equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large-cap companies.

        The FOCUS TECHNET PORTFOLIO seeks long-term growth of capital. This portfolio actively trades equity securities of companies that demonstrate the potential for long-term growth of capital and that the Managers believe will benefit from technological advances or improvements, without regard to market capitalization.

        Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of the shares on the date such portfolios, which value their investment securities at fair value, are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

        The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

        SEASONS REWARDS PROGRAM: The Seasons Rewards Program adds an amount to the contract (an "Initial Payment Enhancement") each time a purchase payment is submitted. An Initial Payment Enhancement is calculated as a percentage of each Purchase Payment. The minimum Initial Payment Enhancement is 2.00% of each Purchase Payment. Additionally, a discretionary amount may be added to the contract.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The product offers an enhanced death benefit option. Choice of this benefit results in a 0.25% increase in the Mortality Risk Charge (See
        Note 2), and therefore in slightly reduced accumulation unit values. The accumulation unit values for each Strategy/Select Portfolio/Focused Portfolio are computed daily based on the total net assets applicable to policies with and without the enhanced benefit, respectively. The accumulation unit values, the transactions, the number of units and the separate account assets related to policies with and without the enhanced death benefit are shown separately in the financial statements.

2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments that have been invested for at least one year, and not withdrawn, less any withdrawals made during the year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made and also vary according to participation in the Seasons Rewards Program. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


        CHARGES AND DEDUCTIONS (continued)

        Any amount withdrawn, which exceeds a free withdrawal, may be subject to a withdrawal charge in accordance with the withdrawal charge tables shown below:

                         WITHOUT SEASONS REWARDS PROGRAM


                Years Since Purchase                Applicable Withdrawal
                      Payment                          Charge Percentage
                --------------------                ---------------------
                First                                         7%
                Second                                        6%
                Third                                         6%
                Fourth                                        5%
                Fifth                                         4%
                Sixth                                         3%
                Seventh                                       2%
                Eighth and beyond                             0%


                          WITH SEASONS REWARDS PROGRAM

                Years Since Purchase                Applicable Withdrawal
                      Payment                          Charge Percentage
                --------------------                ---------------------
                First                                         9%
                Second                                        8%
                Third                                         7%
                Fourth                                        6%
                Fifth                                         6%
                Sixth                                         5%
                Seventh                                       4%
                Eighth                                        3%
                Ninth                                         2%
                Tenth and beyond                              0%

        CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase and is recorded as a redemption in the accompanying statement of changes in net assets. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



        CHARGES AND DEDUCTIONS (continued)

        TRANSFER FEE: There is currently no transfer fee but the Company reserves the right to change a fee for such transfers in the future.

        PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

        INCOME PROTECTOR FEE: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value and is recorded as a redemption in the accompanying statement of changes in net assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for purchase payments, proportional withdrawals, fees and charges.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. The mortality risk charge of 0.90% is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. The mortality risk charge is 1.15% if the contract holder elects the enhanced death benefit option. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
          (PORTION RELATING TO THE SEASONS SELECT II VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



3.      INVESTMENT IN SEASONS SERIES TRUST

        The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period from October 16, 2000 (inception) to April 30, 2001 consist of the following:


                                                                Cost of Shares          Proceeds from
        Portfolios                                                  Acquired             Shares Sold
        ----------                                              --------------          -------------
        Multi-Managed Growth Portfolio                            $17,204,692            $   944,001
        Multi-Managed Moderate Growth Portfolio                    20,131,310                298,582
        Multi-Managed Income/Equity Portfolio                      12,464,230                932,909
        Multi-Managed Income Portfolio                              8,345,057                289,294
        Asset Allocation: Diversified Growth Portfolio             26,761,381              1,169,737
        Stock Portfolio                                            22,897,006                833,394
        Large Cap Growth Portfolio                                 14,111,611                618,980
        Large Cap Composite Portfolio                               4,816,097                246,668
        Large Cap Value Portfolio                                  13,181,335                920,408
        Mid Cap Growth Portfolio                                   11,439,858                298,692
        Mid Cap Value Portfolio                                    10,444,122                868,749
        Small Cap Portfolio                                         6,842,035                228,124
        International Equity Portfolio                             18,647,728             12,638,279
        Diversified Fixed Income Portfolio                         10,394,915                281,476
        Cash Management Portfolio                                  33,045,198             12,660,879
        Focus Growth Portfolio                                     15,132,986                395,806
        Focus Growth and Income Portfolio                           2,069,327                 76,125
        Focus TechNet Portfolio                                     2,003,255                 84,800

4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.